                                                                    EXHIBIT 10.3

                          SECOND AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

                                  by and among

                        TOTAL RENAL CARE HOLDINGS, INC.,
                           THE LENDERS PARTY HERETO,


                           DLJ CAPITAL FUNDING, INC.,
                             as Syndication Agent,

                           FIRST UNION NATIONAL BANK,
                            as Documentation Agent,

                                      and

                             THE BANK OF NEW YORK,
                            as Administrative Agent

                                      with

            BNY CAPITAL MARKETS, INC. and DLJ CAPITAL FUNDING, INC.
                             as Co-Lead Arrangers,

                           Dated as of July 14, 2000

                              TABLE OF CONTENTS
                              -----------------

1.  DEFINITIONS AND PRINCIPLES OF CONSTRUCTION............................................................1

    1.1. Definitions......................................................................................1
    1.2. Principles of Construction......................................................................28

2.  AMOUNT AND TERMS OF REVOLVING CREDIT LOANS AND LETTERS OF CREDIT.....................................28

    2.1. Revolving Credit Commitments and Revolving Credit Loans.........................................28
    2.2. Revolving Credit Notes..........................................................................29
    2.3. Swing Line Loans................................................................................30
    2.4. Swing Line Note.................................................................................31
    2.5. Procedure for Borrowing.........................................................................32
    2.6. Termination or Reduction of Aggregate Revolving Credit Commitments and Swing Line Commitment....34
    2.7. Prepayments of the Revolving Credit Loans.......................................................37
    2.8. Participation in Swing Line Loans...............................................................40
    2.9. Conversions and Continuations...................................................................41
    2.10. Interest Rate and Payment Dates................................................................43
    2.11. Substituted Interest Rate......................................................................45
    2.12. Taxes..........................................................................................45
    2.13. Illegality.....................................................................................48
    2.14. Increased Costs................................................................................48
    2.15. Indemnification for Loss.......................................................................49
    2.16. Option to Fund.................................................................................51
    2.17. Use of Proceeds................................................................................51
    2.18. Capital Adequacy...............................................................................51
    2.19. Letter of Credit Sub-Facility..................................................................52
    2.20. Letter of Credit Participation and Funding Commitments.........................................53
    2.21. Absolute Obligation with respect to Letter of Credit Payments..................................55
    2.22. Increased Costs Based on Letters of Credit.....................................................55
    2.23. Administrative Agent's Records.................................................................56

3.  FEES; PAYMENTS.......................................................................................56

    3.1. Commitment Fee..................................................................................56
    3.2. Letter of Credit Fees...........................................................................58
    3.3. Pro Rata Treatment and Application of Principal Payments........................................58

4.  REPRESENTATIONS AND WARRANTIES.......................................................................59

    4.1. Subsidiaries; Capitalization....................................................................59
    4.2. Existence and Power.............................................................................59
    4.3. Authority.......................................................................................60

    4.4. Binding Agreement...............................................................................60
    4.5. Litigation......................................................................................60
    4.6. Required Consents...............................................................................60
    4.7. No Conflicting Agreements.......................................................................61
    4.8. Compliance with Applicable Laws.................................................................61
    4.9. Taxes...........................................................................................61
    4.10. Governmental Regulations.......................................................................62
    4.11. Federal Reserve Regulations; Use of Proceeds...................................................62
    4.12. Plans..........................................................................................62
    4.13. Financial Statements...........................................................................63
    4.14. Property.......................................................................................63
    4.15. Franchises, Intellectual Property, Etc.........................................................63
    4.16. Environmental Matters..........................................................................64
    4.17. Labor Relations................................................................................65
    4.18. Burdensome Obligations.........................................................................65
    4.19. Medicare Participation/Accreditation...........................................................65
    4.20. Fraud and Abuse................................................................................66
    4.21. No Misrepresentation...........................................................................66
    4.22. Subordinated Indebtedness......................................................................66
    4.23. Survival of Rights Created under Existing Revolving Credit Agreement...........................67

5.  CONDITIONS TO EFFECTIVENESS OF AGREEMENT.............................................................67

    5.1. Evidence of Action..............................................................................67
    5.2. This Agreement..................................................................................68
    5.3. Notes...........................................................................................68
    5.4. Subsidiary Guaranty.............................................................................68
    5.5. Security Agreement..............................................................................68
    5.6. Intercreditor Agreement.........................................................................69
    5.7. Term Loan Facility..............................................................................69
    5.8. Litigation......................................................................................69
    5.9. Opinion of Counsel to the Credit Parties........................................................69
    5.10. Compliance Certificate.........................................................................70
    5.11. Aggregate Revolving Credit Commitment Reduction and Prepayment.................................70
    5.12. Fees...........................................................................................70
    5.13. Fees and Expenses of Steering Committee, Agents and Special Counsel............................71
    5.14. Documentation and Proceedings..................................................................71
    5.15. Required Acts and Conditions...................................................................71
    5.16. Approval of Special Counsel....................................................................71
    5.17. Other Documents................................................................................71
    5.18. Officers' Certificate Regarding Certain Conditions.............................................71

6.  CONDITIONS OF LENDING - ALL LOANS AND LETTERS OF CREDIT..............................................72

    6.1. Compliance......................................................................................72
    6.2. Loan Closings...................................................................................72

    6.3. Borrowing Request...............................................................................73
    6.4. Letter of Credit Request........................................................................73
    6.5. Documentation and Proceedings...................................................................73
    6.6. Required Acts and Conditions....................................................................73
    6.7. Approval of Special Counsel.....................................................................73
    6.8. Supplemental Opinions...........................................................................73
    6.9. Other Documents.................................................................................74

7.  AFFIRMATIVE COVENANTS................................................................................74

    7.1. Financial Statements............................................................................74
    7.2. Certificates; Other Information.................................................................75
    7.3. Legal Existence.................................................................................78
    7.4. Taxes...........................................................................................78
    7.5. Insurance.......................................................................................78
    7.6. Payment of Indebtedness and Performance of Obligations..........................................80
    7.7. Condition of Property...........................................................................80
    7.8. Observance of Legal Requirements................................................................80
    7.9. Inspection of Property; Books and Records; Discussions..........................................80
    7.10. Licenses, Intellectual Property................................................................81
    7.11. Additional Guarantors; Additional Collateral...................................................81
    7.12. Interest Coverage Ratio........................................................................81
    7.13. Minimum Net Worth..............................................................................82
    7.14. Minimum Consolidated EBITDA Ratio..............................................................82
    7.15. Leverage Ratio.................................................................................83
    7.16. Asset Swap Transactions........................................................................83
    7.17. Cash Management................................................................................84
    7.18. Further Assurances.............................................................................84

8.  NEGATIVE COVENANTS...................................................................................84

    8.1. Indebtedness....................................................................................85
    8.2. Liens...........................................................................................86
    8.3. Merger, Consolidation and  Certain Dispositions of Property.....................................87
    8.4. Restricted Payments.............................................................................87
    8.5. Investments, Loans, Etc.........................................................................88
    8.6. Business Change.................................................................................90
    8.7. Sale of Property................................................................................91
    8.8. Subsidiaries....................................................................................92
    8.9. Amendments, Etc. of Certain Documents...........................................................92
    8.10. ERISA..........................................................................................93
    8.11. Acquisition or Issuance of Additional Stock....................................................93
    8.12. Limitation on Upstream Dividends and Advances by Subsidiaries..................................94
    8.13. Fiscal Year....................................................................................94
    8.14. Transactions with Affiliates...................................................................94
    8.15. Limitation on Permitted Acquisitions and Development Capital Expenditures......................95

    8.16. Maintenance Capital Expenditures...............................................................96
    8.17. Non-Wholly-Owned Subsidiaries..................................................................96

9.  DEFAULT..............................................................................................96

    9.1. Events of Default...............................................................................96

10. THE ADMINISTRATIVE AGENT............................................................................100

    10.1. Appointment...................................................................................100
    10.2. Delegation of Duties..........................................................................101
    10.3. Exculpatory Provisions........................................................................101
    10.4. Reliance by Administrative Agent..............................................................101
    10.5. Notice of Default.............................................................................102
    10.6. Non-Reliance on Administrative Agent and Other Lenders........................................102
    10.7. Indemnification...............................................................................103
    10.8. Administrative Agent in Its Individual Capacity...............................................103
    10.9. Successor Administrative Agent................................................................103
    10.10. Appointment of Collateral Agent..............................................................104
    10.11. The Co-Arrangers.............................................................................104
    10.12. The Syndication Agent........................................................................104
    10.13. The Documentation Agent......................................................................105

11. OTHER PROVISIONS....................................................................................105

    11.1. Amendments and Waivers........................................................................105
    11.2. Notices.......................................................................................106
    11.3. No Waiver; Cumulative Remedies................................................................107
    11.4. Survival of Representations and Warranties....................................................108
    11.5. Payment of Expenses and Taxes.................................................................108
    11.6. Lending Offices...............................................................................109
    11.7. Assignments and Participations................................................................109
    11.8. Counterparts; Effectiveness...................................................................112
    11.9. Adjustments; Set-off..........................................................................112
    11.10. Construction.................................................................................113
    11.11. Indemnity....................................................................................113
    11.12. GOVERNING LAW................................................................................114
    11.13. Headings Descriptive.........................................................................114
    11.14. Severability.................................................................................114
    11.15. Integration..................................................................................115
    11.16. Consent to Jurisdiction......................................................................115
    11.17. Service of Process...........................................................................115
    11.18. No Limitation on Service or Suit.............................................................115
    11.19. [Intentionally Omitted]......................................................................116
    11.20. WAIVER OF TRIAL BY JURY......................................................................116
    11.21. Treatment of Confidential Information........................................................116
    11.22. Designation as Designated Senior Indebtedness................................................117

    11.23. Waiver of Past Defaults and Events of Default................................................117

EXHIBITS
--------
Exhibit A               List of Commitments
Exhibit B-1             Form of Revolving Tranche Note
Exhibit B-2             Form of Term Tranche Note
Exhibit B-3             Form of Swing Line Note
Exhibit C               Form of Borrowing Request
Exhibit D               Form of Compliance Certificate
Exhibit E               Form of Assignment and Acceptance Agreement
Exhibit F-1             Form of Opinion of general counsel to Credit Parties
Exhibit F-2             Form of Opinion of special counsel to Credit Parties
Exhibit G               Form of Notice of Conversion/Continuation
Exhibit H               Form of Letter of Credit Request
Exhibit I               List of Agent Payment Offices
Exhibit J               Form of Intercreditor Agreement
Exhibit K               Form of Security Agreement
Exhibit L               Form of Subsidiary Guaranty

SCHEDULES
---------
Schedule 1.1            List of Lending Offices
Schedule 1.1(P)         List of Excluded Pension Plans
Schedule 1.1(S)         List of Scheduled Existing Deferred Payment Obligations
Schedule 4.1            List of Subsidiaries; Capitalization
Schedule 4.5            List of Litigation
Schedule 4.9            List of Taxes
Schedule 4.12           List of Existing Pension Plans
Schedule 4.19           List of Exceptions to Medicare/Medicaid Participation
Schedule 7.17           Cash Management and Collateral Program
Schedule 8.1            List of Existing Indebtedness
Schedule 8.2            List of Existing Liens
Schedule 8.5            List of Existing Investments

          SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of July 14, 2000, by and among TOTAL RENAL CARE HOLDINGS, INC., a Delaware corporation (the "Borrower"), the lenders party hereto (together with the Swing
                  --------
Line Lender and their respective successors and assigns, the "Lenders", each a
                                                              -------
"Lender"), DLJ CAPITAL FUNDING, INC., as syndication agent (the "Syndication
-------                                                          -----------
Agent"), FIRST UNION NATIONAL BANK, as documentation agent (the "Documentation
-----                                                           --------------
Agent"), and THE BANK OF NEW YORK, as administrative agent for the Lenders (in
-----
such capacity, the "Administrative Agent") (the "Agreement").
                    --------------------         ---------

                            PRELIMINARY STATEMENTS
                            ----------------------

           A. The Borrower, the Lenders (or their predecessors), the Syndication Agent, the Documentation Agent, the Letter of Credit Issuer, the Swing Line Lender and the Administrative Agent have heretofore entered into that certain Amended and Restated Revolving Credit Agreement, dated as of April 30, 1998, as amended by Amendment No. 1 and Consent No. 1, dated as of August 5, 1998, Amendment No. 2, dated as of November 12, 1998, Amendment No. 3 and Waiver, dated as of August 9, 1999, Amendment No. 4 and Waiver, dated as of November 8, 1999, and Amendment No. 5 and Consent, dated as of February 18, 2000 (as so amended, the "Existing Revolving Credit Agreement").
                     -----------------------------------

           B. The Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Letter of Credit Issuer, the Swing Line Lender and the Administrative Agent desire to amend and restate the Existing Revolving Credit Agreement in its entirety.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Letter of Credit Issuer, the Swing Line Lender and the Administrative Agent agree that the Existing Revolving Credit Agreement shall be amended and restated, without novation, as follows:

1.  DEFINITIONS AND PRINCIPLES OF CONSTRUCTION
    ------------------------------------------

    1.1.  Definitions
          -----------

          As used in this Agreement, terms defined in the preamble have the meanings therein indicated, and the following terms have the following meanings:

          "ABR Advances": the Revolving Credit Loans (or any portions thereof)
           ------------
at such time as they (or such portions) are made and/or being maintained in Dollars at a rate of interest based upon the Alternate Base Rate.

          "Accountants": PriceWaterhouseCoopers LLP (or any successor thereto),
           -----------
or such other firm of certified public accountants of recognized national standing selected by the Borrower.

          "Accumulated Funding Deficiency": as defined in Section 302 of ERISA.
           ------------------------------

          "Acquisition": the acquisition by the Borrower or any Subsidiary of
           -----------
the Borrower of 50% or more of the capital Stock of or other equity interests in another Person, whether by purchase, merger, consolidation or otherwise (such that, after giving effect thereto, such Person shall qualify as a Subsidiary of the Borrower), or substantially all of the assets of another Person, or the assets comprising a division or line of business of another Person, or one or more facilities of an ESRD-Related Business.

          "Additional Guarantor Event": any time when any Person that is not a
           --------------------------
Guarantor becomes a wholly-owned Domestic Subsidiary of the Borrower after the Effective Date.

          "Adjusted Net Cash Proceeds": with respect to any Asset Sale as of any
           --------------------------
date of determination, the amount equal to the difference between (i) the Net Cash Proceeds from such Asset Sale that have not been previously applied to the prepayment of the Revolving Credit Loans and the Term Loans pursuant to Section 2.7(f)(i) hereof and Section 2.4(f)(i) of the Term Loan Facility, and (ii) the Reinvested Proceeds in connection with such Asset Sale that have been used prior to the date prepayment is required to be made under Section 2.7(f)(ii).

          "Advance": an ABR Advance or a Eurodollar Advance, as the case may be.
           -------

          "Affected Advance": as defined in Section 2.11.
           ----------------

          "Affected Principal Amount": in the event that (i) the Borrower shall
           -------------------------
fail for any reason to borrow, convert or continue after it shall have notified the Administrative Agent of its intent to do so in any instance in which it shall have requested a Eurodollar Advance, an amount equal to the principal amount of such Eurodollar Advance; (ii) the Borrower shall fail for any reason to borrow a Swing Line Loan after it shall have agreed to a Negotiated Rate with respect thereto in accordance with Section 2.3, an amount equal to the principal amount of such Swing Line Loan; (iii) a Eurodollar Advance or Swing Line Loan bearing interest at a Negotiated Rate shall terminate for any reason prior to the last day of the Interest Period applicable thereto, an amount equal to the principal amount of such Eurodollar Advance or Swing Line Loan, as the case may be; and (iv) the Borrower shall prepay or repay all or any part of the principal amount of a Eurodollar Advance or Swing Line Loan bearing interest at a Negotiated Rate prior to the last day of the Interest Period applicable thereto, an amount equal to the principal amount of such Eurodollar Advance or Swing Line Loan, as the case may be, so prepaid or repaid.

          "Affiliate": as to any Person, any other Person that, directly or
           ---------
indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote 20% or more of the securities or other interests having ordinary voting power for the election of directors or other managing Persons thereof or (ii) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Affiliate Transaction":  as defined in Section 8.14.
           ---------------------

          "Agent Payment Office": with respect to all amounts owing under the
           --------------------
Loan Documents, initially, the office, branch, affiliate, or correspondent bank of the Administrative Agent designated as its "Domestic Payment Office" in
Exhibit I and, thereafter, such other office, branch, affiliate, or correspondent bank thereof as it may from time to time designate in writing as such to the Borrower, the Issuing Bank, the Swing Line Lender and each Lender.

          "Aggregate Alternate Currency Exposure": [Intentionally Omitted]
           -------------------------------------

          "Aggregate Credit Exposure":  at any time, the sum at such time of the
           -------------------------
Credit Exposures of all Lenders.

          "Aggregate Revolving Credit Commitments": on any date, the sum of the
           --------------------------------------
Revolving Credit Commitments of all Lenders on such date.

          "Aggregate Revolving Tranche Commitments": on any date, the sum of the
           ---------------------------------------
Revolving Tranche Commitments of all Lenders on such date.

          "Aggregate Revolving Tranche Exposure":  at any time, the sum at such
           ------------------------------------
time of the Revolving Tranche Exposures of all Lenders.

          "Aggregate Term Tranche Commitments":  on any date, the sum of the
           ----------------------------------
Term Tranche Commitments of all Lenders on such date.

          "Alternate Currency Advances":  [Intentionally Omitted]
           ---------------------------

          "Agreement": this Second Amended and Restated Revolving Credit
           ---------
Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Alternate Base Rate": on any date, a rate of interest per annum equal
           -------------------
to the higher of (i) the Federal Funds Rate in effect on such date plus 1/2 of 1% or (ii) the BNY Rate in effect on such date.

          "Ancillary Services":  services relating to the needs of patients with
           ------------------
"End Stage Renal Disease" and ancillary to the provision of Dialysis Services, including, but not limited to, the administration of erythropoietin, intradialytic parenteral nutrition, bone densimetry studies, EKGs, nerve conduction studies, Doppler Flow Testing, blood transfusions, pharmacy and laboratory services, technical services with respect to equipment used in connection with the provision of Dialysis Services and management services with respect to the provision of Dialysis Services.

          "Applicable Lending Office": in respect of any Lender, (i) in the case
           -------------------------
of such Lender's ABR Advances, its Domestic Lending Office, (ii) in the case of such Lender's

Eurodollar Advances, its Eurodollar Lending Office, and (iii) in the case of the Swing Line Lender with respect to its Swing Line Loans, its Domestic Lending Office.

          "Applicable Margin":  (a) at all times during the applicable periods
           -----------------
set forth below and based on the most recently delivered Compliance Certificate of the Borrower: (i) with respect to the unpaid principal amount of Eurodollar Advances, the percentage set forth below under the heading "Eurodollar Margins" and adjacent to such period, and (ii) with respect to the unpaid principal amount of ABR Advances, the percentage set forth below under the heading "ABR Margin" and adjacent to such period:

-----------------------------------------------------------------------------------------------------
          Period                               Eurodollar Margin                   ABR Margin
          ------                               -----------------                   ----------
-----------------------------------------------------------------------------------------------------
  When the Leverage Ratio is equal
  to or greater than 4.40:1.00
                                                     3.50%                            2.25%

----------------------------------------------------------------------------------------------------
  When the Leverage Ratio is less
  than 4.40:1.00 but equal to or
  greater than 4.00:1.00
                                                     3.25%                            2.00%

 ----------------------------------------------------------------------------------------------------
  When the Leverage Ratio is less
  than 4.00:1.00
                                                      3.00%                           1.75%

----------------------------------------------------------------------------------------------------

          (b) Changes in the Applicable Margin resulting from a change in the Leverage Ratio, as evidenced by a Compliance Certificate delivered to the Administrative Agent pursuant to Section 7.1(c) evidencing such a change, shall become effective upon delivery of such Compliance Certificate. If the Borrower shall fail to deliver a Compliance Certificate in accordance with Section 7.1(c) (each a "certificate delivery date"), for purposes of calculating the Applicable
         -------------------------
Margin, the Leverage Ratio from and including such certificate delivery date to the date of delivery by the Borrower to the Administrative Agent of such Compliance Certificate shall be conclusively presumed to be greater than 4.40:1.0.

          "Approved Fund": with respect to any Lender that is a fund that
           -------------
invests in commercial loans, any other fund that invests in commercial loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Asset Sale": any direct or indirect sale, issuance, conveyance,
           ----------
transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Borrower or any of its Subsidiaries (including any sale and leaseback transaction) to any Person of
(a) any capital Stock of any Subsidiary of the Borrower, or (b) any other Property or assets of the Borrower or any Subsidiary of the Borrower other than in the ordinary course of business; provided that Asset Sales shall not include
                             --------
(i) any transfer of Property or assets in connection with a dividend to holders of capital Stock if such payment is permitted by Section 8.4, (ii) the granting of Permitted Liens, (iii) a merger permitted under Section 8.3, (iv) the sale or other disposition of Cash Equivalents or inventory in the ordinary course of business or obsolete equipment in the ordinary course of business consistent with past practices of the Borrower or (v) the lease or sublease of any real or personal property in the ordinary course of business (provided that, for purposes of this definition, "ordinary course of business" shall not include the sale or disposition of any Subsidiary of the Borrower, any ESRD-Related Business or any interest therein).

          "Asset Sales Application Method": With respect to the reduction of the
           ------------------------------
Aggregate Revolving Credit Commitments required pursuant to Section 2.6(d) (with respect to prepayments pursuant to Section 2.7(f)) (each, a "Required Asset Sale
                                                             -------------------
Reduction"), with respect to any Asset Sale (other than the Puerto Rico Asset
---------
Sale), such Required Asset Sale Reduction shall be applied to the remaining Mandatory Scheduled Commitment Reductions as follows: first, pro rata among each
                                                      -----  --- ----
of the remaining Mandatory Scheduled Commitment Reductions (excluding the Mandatory Scheduled Commitment Reduction on the Maturity Date) (each a

"Remaining Pre-Maturity Mandatory Scheduled Commitment Reduction") in an amount
----------------------------------------------------------------
equal to such Required Asset Sale Reduction multiplied by a fraction, the numerator of which is the amount of such Remaining Pre-Maturity Mandatory Scheduled Commitment Reduction (as in effect on the Effective Date) and the denominator of which is the aggregate of all Mandatory Scheduled Commitment Reductions (as in effect on the Effective Date) for the period from the Effective Date to but excluding the Maturity Date, and, second, the balance to
                                                        ------
the Mandatory Scheduled Commitment Reduction on the Maturity Date.

          "Asset Sale Prepayment Percentage": with respect to any Asset Sale,
           --------------------------------
(i) 50% or (ii) 25% if the Leverage Ratio is less than 3.75:1.00 immediately before and after giving effect to such Asset Sale and at all times during the immediately preceding two fiscal quarters in respect of which financial statements and a Compliance Certificate have been delivered to the Administrative Agent and the Lenders; provided that if a Default or Event of Default shall exist such percentage shall be 100%.

          "Asset Swap Transaction": any (i) Asset Sale (excluding the issuance
           ----------------------
of Stock) occurring after the Effective Date (excluding the Puerto Rico Asset
Sale) followed by a Permitted Acquisition or (ii) Permitted Acquisition occurring after the Effective Date followed by an Asset Sale (excluding the Puerto Rico Asset Asset Sale), in either case with the same counterparty, that closes within 365 days following the closing of the first transaction.

          "Assignment and Acceptance Agreement": an assignment and acceptance
           -----------------------------------
agreement executed by an assignor and an assignee pursuant to which the assignor assigns to the assignee all or any portion of such assignor's Notes and Commitment, substantially in the form of Exhibit E.

          "Assignment Fee": as defined in Section 11.7(b).
           --------------

          "Authorized Signatory": as to (i) any Person that is a corporation,
           --------------------
the chairman of the board, the president, any vice president, the chief financial officer or any other duly authorized officer (acceptable to the Administrative Agent) of such Person and (ii) any Person that is not a corporation, the general partner or other managing Person thereof.

          "Benefited Lender": as defined in Section 11.9.
           ----------------

          "BNY": The Bank of New York.
           ---

          "BNY Rate": a rate of interest per annum equal to the rate of interest
           --------
publicly announced in New York City by BNY from time to time as its prime commercial lending rate, such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate.

          "Borrowing Date": any Business Day specified in (i) a Borrowing
           --------------
Request as a date on which the Borrower requests the Lenders to make Revolving Tranche Loans, (ii) a Borrowing Request as a date on which the Borrower requests the Swing Line Lender to make a Swing Line Loan, or (iii) a Letter of Credit Request as a date on which the Borrower requests the Letter of Credit Issuer to issue a Letter of Credit.

          "Borrowing Request": a request for Revolving Tranche Loans or a Swing
           -----------------
Line Loan in the form of Exhibit C.

          "Business Day":
           ------------

          (i) for all purposes (other than as covered by clause (ii) below), any day except Saturday, Sunday or a day which in New York City is a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close, and

          (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, a Eurodollar Advance, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the London interbank market.

          "Capital Expenditures": of any Person means expenditures (whether paid
           --------------------
in cash or other consideration or accrued as a liability) for fixed or capital assets (excluding any replacement assets acquired with the proceeds of insurance) made by such Person, excluding any Permitted Acquisition.

          "Capital Lease Obligations": with respect to any Person, obligations
           -------------------------
of such Person with respect to leases that, in accordance with GAAP, are required to be capitalized on the financial statements of such Person.

          "Cash Collateral Account": as defined in Section 2.7(b).
           -----------------------

          "Cash Equivalents":  (a) securities with maturities of one year or
           ----------------
less from the date of acquisition, issued, fully guaranteed or insured by the United States Government, (b) securities with maturities of one year or less from the date of acquisition issued, fully guaranteed or insured by any State of the United States of America or any political subdivision thereof rated at least AA- by Standard & Poor's Ratings Services or Aa3 by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments, (c) certificates of deposit, time deposits, overnight bank deposits, bankers' acceptances and repurchase agreements issued by a Qualified Issuer having maturities of 270 days or less from the date of acquisition, (d) commercial paper of an issuer rated at least A-2 by Standard & Poor's Ratings Services or P-2 by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments, and having maturities of 270 days or less from the date of acquisition, (e) money market accounts or funds, a substantial portion of the assets of which constitute Cash Equivalents described in clauses (a) through (d) above, with, issued by or managed by Qualified Issuers, and (f) money market accounts or funds, a substantial portion of the assets of which constitute Cash Equivalents described in clauses (a) through (d) above, which money market accounts or funds have net assets of not less than $500,000,000 and have the highest rating available of either Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments.

          "Change of Control":  any of the following:
           -----------------

          (i) the acquisition, directly or indirectly, by any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) of more than 50% of the voting power of the Stock of the Borrower by way of merger, consolidation or otherwise; or

          (ii) the Continuing Directors cease for any reason to constitute a majority of the directors of the Borrower then in office.

          "Co-Arrangers": BNY Capital Markets, Inc. and DLJ Capital Funding,
           ------------
Inc.

          "Code": the Internal Revenue Code of 1986, as the same may be amended
           ----
from time to time, or any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect.

          "Collateral": collectively, the Collateral under and as defined in the
           ----------
Collateral Documents.

          "Collateral Agent": BNY acting in its capacity as Collateral Agent
           ----------------
under the Intercreditor Agreement, the Collateral Documents and the Subsidiary Guaranty, and its successors in such capacity.

          "Collateral Documents": collectively, the Security Agreement, and all
           --------------------
other instruments or documents delivered by any Credit Party in order to grant to the Collateral Agent Liens on any Collateral.

          "Commitment":  a Revolving Credit Commitment, a Revolving Tranche
           ----------
Commitment, a Term Tranche Commitment or the Swing Line Commitment, as the case may be.

          "Commitments":  the Revolving Credit Commitments, the Revolving
           -----------
Tranche Commitments, the Term Tranche Commitments or the Swing Line Commitment, as the case may be.

          "Commitment Fee": as defined in Section 3.1.
           --------------

          "Commitment Percentage":  as to any Lender, the percentage equal to
           ---------------------
such Lender's: Revolving Credit Commitment divided by the Aggregate Revolving Credit Commitments, Revolving Tranche Commitment divided by the Aggregate Revolving Tranche Commitments, or Term Tranche Commitment divided by the Aggregate Term Tranche Commitments, as the case may be.

          "Compensatory Interest Payment": as defined in Section 2.10(c).
           -----------------------------

          "Compliance Certificate": a certificate substantially in the form of
           ----------------------
Exhibit D.

          "Consolidated": when applied to an accounting term used with respect
           ------------
to more than one Person, such accounting term determined on a consolidated basis for such Persons in accordance with GAAP, including principles of consolidation under GAAP.

          "Consolidated EBITDA": EBITDA of the Borrower and its Subsidiaries on
           -------------------
a Consolidated basis determined in accordance with GAAP.

          "Consolidated Pre-Minority EBITDA": Consolidated EBITDA plus minority
           --------------------------------
interests in income of consolidated Subsidiaries of the Borrower to the extent deducted in determining net income of the Borrower and its Subsidiaries on a Consolidated basis in the calculation of Consolidated EBITDA.

          "Contingent Obligation": as to any Person (the "secondary obligor"),
           ---------------------                          -----------------
any obligation of such secondary obligor (i) guaranteeing or in effect guaranteeing any return on any Investment made in another Person, or (ii) guaranteeing or in effect guaranteeing any Indebtedness, lease, dividend or other obligation ("primary obligation") of any other Person (the "primary
                   ------------------                             -------
obligor") in any manner, whether directly or indirectly, including, without
-------
limitation, any obligation of such secondary obligor, whether contingent, (A) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (B) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase Property, securities or services primarily for the purpose of assuring the beneficiary of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, (D) otherwise to assure or hold harmless the beneficiary of such primary obligation against loss in respect thereof, and (E) in respect of the liabilities of any partnership in which such secondary obligor is a general partner, except to the extent that such liabilities of such partnership are nonrecourse to such secondary obligor and its separate Property, provided, however, that the term "Contingent Obligation" shall not include the indorsement of instruments for deposit or collection in the ordinary course of business.
The amount of any Contingent Obligation of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

          "Continuing Director": means any member of the Board of Directors of
           -------------------
the Borrower who (i) is a member of that Board of Directors on the Effective Date or (ii) has been nominated for election by the Board of Directors a majority of whom were directors at the Effective Date or whose election or nomination for election has been previously approved by a majority of such directors.

          "Conversion/Continuation Date": the date on which (i) a Eurodollar
           ----------------------------
Advance is converted to an ABR Advance, (ii) an ABR Advance is converted to a Eurodollar Advance, or (iii) a Eurodollar Advance is continued as a new Eurodollar Advance.

          "Credit Exposure": with respect to any Lender as at any time, the sum
           ---------------
at such time of (i) the outstanding principal balance of such Lender's Revolving Credit Loans, (ii) the Swing Line Exposure of such Lender and (iii) the Letter of Credit Exposure of such Lender.

          "Credit Party": the Borrower and each Guarantor.
           ------------

          "Currency": Dollars.
           --------

          "Default": any event or condition that constitutes an Event of Default
           -------
or that, with the giving of notice, the lapse of time, or any other condition, would, unless cured or waived, become an Event of Default.

          "Designated Amount": as defined in Section 8.15.
           -----------------

          "Development Capital Expenditures":  Capital Expenditures attributable
           --------------------------------
to the creation of new renal treatment centers or the relocation or expansion of existing renal treatment centers.

          "Dialysis Services":  hemodialysis services and peritoneal dialysis
           -----------------
services, hemoperfusion, plasmapheresis, continuous arteriovenous hemofiltration and bio-medical services related to the foregoing.

          "Dollars" and "$": lawful currency of the United States of America.
           -------       -

          "Domestic Acquisition": any Acquisition that is not a Foreign
           --------------------
Acquisition.

          "Domestic Lending Office": in respect of any Lender, initially, the
           -----------------------
office or offices of such Lender designated as such on Schedule 1.1; thereafter, such other office of such Lender through which it shall be making or maintaining ABR Advances or Swing Line Loans, as reported by such Lender to the Administrative Agent and the Borrower.

          "Domestic Subsidiary": any Subsidiary of the Borrower that is not a
           -------------------
Foreign Subsidiary.

          "EBITDA":  for any period, for any Person, net income of such Person
           ------
for such period, determined in accordance with GAAP, plus the sum of, without duplication, (i) Interest Expense of such Person, (ii) provision for income taxes of such Person and (iii) depreciation, amortization and all other non-cash charges (except minority interests in income of consolidated Subsidiaries) of such Person, each to the extent deducted in determining net income of such Person for such period. EBITDA shall exclude (to the extent otherwise included therein) (x) extraordinary gains and losses and (y) gains and losses on the sale, transfer or other disposition of assets (other than inventory and cash management investments sold in the ordinary course of business) ((x) and (y), collectively, the "Gains and Losses"), provided that this sentence shall not be
                   ----------------
applicable with respect to any fiscal quarter if the net aggregate amount of Gains and Losses for such fiscal quarter is between ($100,000) and $100,000. Other than for purposes of calculating the Applicable Margin, the Commitment Fee, the Asset Sale Prepayment Percentage and the release and regranting of Collateral pursuant to Section 22 of the Security Agreement and any corresponding section of any other Collateral Document, EBITDA for any period shall further exclude the following non-recurring charges incurred during such period: (i) charges not exceeding in the aggregate during the period from April 1, 2000 and continuing through the term of this Agreement $12,000,000 resulting from the settlement of shareholder class action lawsuits existing on the Effective Date, (ii) charges not exceeding in the aggregate during the period from April 1, 2000 and continuing through the term of this Agreement $45,000,000 resulting from the write-off of accounts receivable as a result of the pending third party carrier review of claims for Medicare reimbursement submitted by the Subsidiary of the Borrower operating the Borrower's Florida laboratory, and
(iii) other cash charges not exceeding in the aggregate during the period from April 1, 2000 and continuing through the term of this Agreement $5,000,000 (the "Non-Recurring Charges").
 ---------------------

          "Effective Date": the date upon which the conditions as set forth in
           --------------
Section 5 have been or simultaneously will be satisfied.

          "Employee Benefit Plan": an employee benefit plan within the meaning
           ---------------------
of Section 3(3) of ERISA maintained, sponsored or contributed to by the Borrower, any of its Subsidiaries or any ERISA Affiliate.

          "Environmental Laws": any and all federal, state and local laws
           ------------------
relating to the environment, the use, storage, transporting, manufacturing, handling, discharge, release, disposal or recycling of hazardous substances, materials or pollutants or industrial hygiene, and including, without limitation, (i) the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 USCA (S)9601 et seq.; (ii) the Resource
                                           -- ---
Conservation and Recovery Act of 1976, as amended, 42 USCA (S)6901 et seq.;
                                                                   -- ---
(iii) the Toxic Substance Control Act, as amended, 15 USCA (S)2601 et seq.; (iv)
                                                                   -- ---
the Water Pollution Control Act, as amended, 33 USCA (S)1251 et seq.; (v) the
                                                             -- ---
Clean Air Act, as amended, 42 USCA (S)7401 et seq.; (vi) the Hazardous Materials Transportation Authorization Act of 1994, 49 U.S.C. 5101 et seq. and (vii) all
                                                         -- ---
rules, regulations, judgments, decrees, injunctions and restrictions thereunder and any analogous state law.

          "Equity Interests": capital Stock and all warrants, options or other
           ----------------
rights to acquire capital Stock (but excluding any debt security that is convertible into, or exchangeable for, capital Stock).

          "ERISA": the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and the rules and regulations issued thereunder, as from time to time in effect.

          "ERISA Affiliate": when used with respect to an Employee Benefit Plan,
           ---------------
ERISA, the PBGC or a provision of the Code pertaining to employee benefit plans, any Person that is a member of any group of organizations within the meaning of Sections 414(b), (c), (m) or (o) of the Code of which the Borrower or any of its Subsidiaries is a member.

          "ESRD-Related Business": the business of providing Dialysis Services
           ---------------------
and/or Ancillary Services.

          "Eurodollar Advances": collectively, the Revolving Credit Loans (or
           -------------------
any portions thereof) at such time as they (or such portions) are made and/or being maintained in Dollars at a rate of interest based upon the Eurodollar Rate.

          "Eurodollar Lending Office": in respect of any Lender, initially, the
           -------------------------
office, branch or affiliate of such Lender designated as such on Schedule 1.1 (or, if no such office branch or affiliate is specified, its Domestic Lending Office); thereafter, such other office, branch or affiliate of such Lender through which it shall be making or maintaining Eurodollar Advances, as reported by such Lender to the Administrative Agent and the Borrower.

          "Eurodollar Rate": with respect to the Interest Period applicable to
           ---------------
any Eurodollar Advance, a rate of interest per annum, as determined by the Administrative Agent, obtained by dividing (and then rounding to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, then to the next higher 1/16 of 1%):

          (a) the rate quoted by the Administrative Agent, in its capacity as a Lender, to leading banks in the interbank eurodollar market as the rate at which it is offering Dollar deposits in an amount equal approximately to its Eurodollar Advance to which such

     Interest Period shall apply for a period equal to such Interest Period, as quoted at approximately 11:00 A.M. two Business Days prior to the first day of such Interest Period, by

          (b) a number equal to 1.00 minus the aggregate of the then stated maximum rates during such Interest Period of all reserve requirements (including, without limitation, marginal, emergency, supplemental and special reserves), expressed as a decimal, established by the Board of Governors of the Federal Reserve System and any other banking authority to which BNY and other major United States money center banks are subject, in respect of eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Board of Governors of the Federal Reserve System) or in respect of any other category of liabilities including deposits by reference to which the interest rate on Eurodollar Advances is determined or any category of extensions of credit or other assets that includes loans by non-domestic offices of any Lender to United States residents. Such reserve requirements shall include, without limitation, those imposed under such Regulation D. Eurodollar Advances shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of credits for proration, exceptions or offsets that may be available from time to time to any Lender under such Regulation D. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in any such reserve requirement.

          "Event of Default": any of the events specified in Section 9.1,
           ----------------
provided that any requirement for the giving of notice, the lapse of time, or any other condition has been satisfied.

          "Exchange Act": the Securities Exchange Act of 1934, as amended, and
           ------------
the rules and regulations promulgated thereunder.

          "Excluded Contingent Obligations":  all Contingent Obligations of the
           -------------------------------
Borrower and its Subsidiaries on a Consolidated basis in accordance with GAAP that are not in respect of Indebtedness described in items (i), (ii), (iii),
(iv)(B), (v) or (vi) of the definition of Indebtedness.

          "Existing Pension Plans": as defined in Section 4.12.
           ----------------------

          "Existing Revolving Credit Agreement": as defined in paragraph A of
           -----------------------------------
the Preliminary Statements to this Agreement.

          "Federal Funds Rate": for any day, a rate per annum (expressed as a
           ------------------
decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%), equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average of the quotations for such day on such transactions received by the Administrative Agent.

          "Financial Statements": as defined in Section 4.13.
           --------------------

          "Foreign Acquisition":  the Acquisition of Stock or Property of a
           -------------------
Person that is not organized under the laws of, or whose property is not located in, a jurisdiction within the United States.

          "Foreign Subsidiary": any Subsidiary of the Borrower which is a
           ------------------
"controlled foreign corporation" within the meaning of Section 957 of the Code.

          "Funded Current Liability Percentage": as defined in Section
           -----------------------------------
401(a)(29) of the Code.

          "GAAP": generally accepted accounting principles set forth in the
           ----
opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination, consistently applied. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to reflect such change in GAAP (subject to the approval of the Required Lenders), provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

          "Governmental Authority": any nation or government, any state or other
           ----------------------
political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator.

          "Guarantors": collectively, (i) each wholly-owned Subsidiary of the
           ----------
Borrower on the Effective Date and (ii) each other Domestic Subsidiary of the Borrower that becomes a party to the Subsidiary Guaranty pursuant to Section 7.11; each a "Guarantor".
              ---------

          "Hazardous Substance": any hazardous or toxic substance, material or
           -------------------
waste, including, but not limited to, (i) those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto and replacements therefor and (ii) any substance, pollutant or material defined as, or designated in, any Environmental Law as a "hazardous substance," "toxic substance," "hazardous material," "hazardous waste," "restricted hazardous waste," "pollutant," "toxic pollutant" or words of similar import.

          "Hedging Obligations": with respect to any Person, the obligations of
           -------------------
such Person under Interest Rate Agreements designed to protect such Person against fluctuations in interest rates.

          "Highest Lawful Rate": with respect to any Lender, the maximum rate of
           -------------------
interest, if any, that at any time or from time to time may be contracted for, taken, charged or received by such Lender on its Loans or that may be owing to such Lender pursuant to this Agreement under the laws applicable to such Lender and this Agreement.

          "Indebtedness": as to any Person, at a particular time, all items that
           ------------
constitute, without duplication, (i) indebtedness for borrowed money or the deferred purchase price of Property (other than trade payables incurred in the ordinary course of business), (ii) indebtedness evidenced by notes, bonds, debentures or similar instruments, (iii) obligations with respect to any conditional sale or title retention agreement, (iv) indebtedness arising under
(A) acceptance facilities and the amount available to be drawn under all letters of credit issued for the account of such Person, and (B) without duplication, all drafts drawn thereunder to the extent such Person shall not have reimbursed the issuer in respect of the issuer's payment of such drafts, (v) all liabilities secured by any Lien on any Property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (other than carriers', warehousemen's, mechanics', repairmen's or other like non-consensual statutory Liens arising in the ordinary course of business), (vi) the principal portion of obligations under Capital Lease Obligations and (vii) Contingent Obligations.

          "Indemnified Person": as defined in Section 11.11.
           ------------------

          "Indemnified Tax": as to any Person, any Tax, except (i) a Tax on the
           ---------------
Income imposed on such Person and (ii) any interest, fees or penalties for late payment imposed on such Person, in each case to the extent not attributable to the failure of the Borrower or any of its Subsidiaries to obtain any necessary approvals or consents of, or file or cause to be filed any reports, applications, documents, instruments or information required to be filed pursuant to any applicable law, rule, regulation or request of, any Governmental Authority.

          "Indemnified Tax Person": the Administrative Agent, the Collateral
           ----------------------
Agent, the Syndication Agent, the Documentation Agent, a Co-Arranger, the Issuing Bank, the Swing Line Lender, or any Lender, as the case may be.

          "Intellectual Property": all copyrights, trademarks, servicemarks,
           ---------------------
patents, trade names and service names.

          "Intercreditor Agreement": the Amended and Restated Intercreditor and
           -----------------------
Collateral Agency Agreement, substantially in the form of Exhibit J as amended, supplemented or otherwise modified from time to time.

          "Interest Coverage Ratio": at any date of determination, the ratio of
           -----------------------
(i) Consolidated Pre-Minority EBITDA to (ii) Interest Expense of the Borrower and its Subsidiaries on a Consolidated basis, in each case for (a) the two fiscal quarter period ending June 30, 2000, if the date of determination is at any time during the period from the Effective Date through September 29, 2000,
(b) the three fiscal quarter period ended September 30, 2000, if the date of determination is at any time during the period from September 30, 2000 through December 30, 2000, and (c) the immediately preceding four fiscal quarters of the Borrower (or in the event that the date of determination is a fiscal quarter ending date, the four fiscal quarter period then ended), if the date of determination is at any time on or after December 31, 2000.

          "Interest Expense": for any Person, with respect to any period,
           ----------------
without duplication, the sum of all interest, including (whether in the form of cash or Property) whether paid or required to be accrued (including, without limitation, paid-in-kind or PIK interest) in respect of all Indebtedness of such Person for such period determined in accordance with GAAP less capitalized financing costs, each to the extent included in Interest Expense of such Person for such period.

          "Interest Payment Date": (i) as to any ABR Advance, the last day of
           ---------------------
each March, June, September and December commencing on the first of such days to occur after such ABR Advance is made or any Eurodollar Advance is converted to an ABR Advance, (ii) as to any Swing Line Loan, the date on which the outstanding principal balance of such Swing Line Loan shall become due and payable in accordance with Section 2.3, (iii) as to any Eurodollar Advance in respect of which the Borrower has selected an Interest Period of one, two or three months, the last day of such Interest Period, and (iv) as to any Eurodollar Advance in respect of which the Borrower has selected an Interest Period of six months, the day that is three months after the first day of such Interest Period and the last day of such Interest Period.

          "Interest Period": (a) with respect to any Eurodollar Advance
           ---------------
requested by the Borrower, the period commencing on, as the case may be, the Borrowing Date or Conversion/Continuation Date with respect to such Advance and ending one, two, three or six months thereafter, as selected by the Borrower in its irrevocable Borrowing Request or its irrevocable Notice of Conversion/Continuation, provided, however, that (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day, (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month, and (iii) the Borrower shall select Interest Periods so as not to have more than 15 different Interest Periods outstanding at any one time for all Revolving Credit Loans; and

          (b) with respect to any Swing Line Loan requested by the Borrower, the period commencing on the Borrowing Date with respect to such Swing Line Loan and ending on or between one and seven days thereafter, as selected by the Borrower in its irrevocable Borrowing Request, provided, however, that (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, and (ii) the Borrower shall select Interest Periods so as not to have more than three different Interest Periods outstanding at any one time for all Swing Line Loans.

          "Interest Rate Agreement": any interest rate swap agreement, interest
           -----------------------
rate cap agreement, interest rate collar agreement or other similar agreement or arrangement to which the Borrower or any of its Subsidiaries is a party.

          "Investments": with respect to any Person, all investments by such
           -----------
Person in other Persons (including Affiliates of such Person) in the form of loans, Contingent Obligations, advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any
                   ----
adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

          "LC Rate":  a rate per annum equal to the Applicable Margin with
           -------
respect to Eurodollar Advances plus, after the occurrence and during the continuance of a Default or Event of Default under Section 9.1(a), (b) (with respect to interest, the Commitment Fee, the LC Fronting Fee or the Letter of Credit Fee), (h) or (i), 2%.

          "LC Fronting Fee": as defined in Section 3.2.
           ---------------

          "Letter of Credit": as defined in Section 2.19, provided that the
           ----------------
following shall constitute a Letter of Credit for the purposes of this
Agreement: Letter of Credit S00040412 in the amount of $1,580,000 (the "Existing
                                                                        --------
Letter of Credit").
----------------

          "Letter of Credit Fee": as defined in Section 3.2.
           --------------------

          "Letter of Credit Exposure": at any time, (i) in respect of all
           -------------------------
Lenders having a Revolving Tranche Commitment, the sum, without duplication, of
(x) the aggregate undrawn face amount of the outstanding Letters of Credit at such time, (y) the aggregate amount of unpaid drafts drawn on all Letters of Credit at such time, and (z) the aggregate unpaid reimbursement obligations in respect of the Letters of Credit at such time (after giving effect to any Loans made at such time to pay any such reimbursement obligations), and (ii) in respect of any Lender, an amount equal to such Lender's Commitment Percentage with respect to its Revolving Tranche Commitment at such time multiplied by the amount determined under clause (i) of this definition at such time.

          "Letter of Credit Issuer": BNY (or any successor thereto).
           -----------------------

          "Letter of Credit Request": a request in the form of Exhibit H.
           ------------------------

          "Leverage Ratio":  at any date of determination, the ratio of:
           --------------

          (a) for purposes of determining the Applicable Margin and the Commitment Fee, (i) Total Debt to (ii) Consolidated Pre-Minority EBITDA for (a) the two fiscal quarter period ending June 30, 2000 multiplied by two, if the date of determination is at any time during the period from the Effective Date through September 29, 2000, (b) the three fiscal quarter period ended September 30, 2000 multiplied by four-thirds, if the date of determination is at any time during the period from September 30, 2000 through December 30, 2000, and (c) the immediately preceding four fiscal quarters (or, in the event that the date of determination is a fiscal quarter ending date, the four fiscal quarter period then ended), if the date of determination is at any time on or after December 31, 2000; and

          (b) for all other purposes, (i) Total Debt to (ii) the sum of (A) Consolidated Pre-Minority EBITDA for (a) the two fiscal quarter period ending June 30, 2000 multiplied by two, if the date of determination is at any time during the period from the Effective Date through September 29, 2000, (b) the three fiscal quarter period ended September 30, 2000 multiplied by four-thirds, if the date of determination is at any time during the period from September 30, 2000 through December 30, 2000, and (c) the immediately preceding four fiscal quarters (or, in the event that the date of determination is a fiscal quarter ending date, the four fiscal quarter period then ended), if the date of determination is at any time during the period from and after December 31, 2000, less any Consolidated EBITDA during such period (multiplied by the same
----
multiplication factors, if applicable, and adjusted appropriately if such Permitted Acquisition occurred at any time after the first day of such period) attributable to any Permitted Acquisition which occurred during such period, plus (B) EBITDA attributable to any Permitted Acquisition which occurred during
----
such period, calculated in the manner set forth in the next sentence. For purposes of calculating the Leverage Ratio under this clause (b), (i) Consolidated EBITDA and Consolidated Pre-Minority EBITDA shall be adjusted to reflect any Asset Sale which occurred during such period as if it occurred on the first day of such period and (ii) EBITDA attributable to any Permitted Acquisition which occurred during such period as referred to in clause (ii)(B) above shall be calculated as the EBITDA attributable to such Permitted Acquisition for the immediately preceding four fiscal quarters (or in the event that the date of determination is a fiscal quarter ending date, the four fiscal quarter period then ended), which for the pre-acquisition period from the first date of such four fiscal quarter period to the date such Permitted Acquisition occurred shall equal the EBITDA attributable to the assets or Stock constituting such Permitted Acquisition for such pre-acquisition period, as demonstrated to the reasonable satisfaction of the Administrative Agent and as adjusted in a manner reasonably satisfactory to the Administrative Agent to eliminate non-continuing expenses included in such EBITDA.

          "Lien": any mortgage, pledge, hypothecation, assignment, deposit or
           ----
preferential arrangement, encumbrance, lien (statutory or other), or other security agreement or security interest of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement and any capital or financing lease having substantially the same economic effect as any of the foregoing.

          "Loan Documents": collectively, this Agreement, the Notes, the
           --------------
Reimbursement Agreements, the Collateral Documents, the Subsidiary Guaranty, and the Intercreditor Agreement.

          "Loan":  a Revolving Tranche Loan, a Term Tranche Loan or a Swing Line
           ----
Loan, as the case may be.

          "Loans":  the Revolving Tranche Loans, the Term Tranche Loans and/or
           -----
the Swing Line Loans, as the case may be.

          "Maintenance Capital Expenditures": all Capital Expenditures other
           --------------------------------
than Development Capital Expenditures.

          "Mandatory Borrowing":  as defined in Section 2.3(c).
           -------------------

          "Mandatory Scheduled Commitment Reductions":  the mandatory scheduled
           -----------------------------------------
reductions of the Aggregate Revolving Credit Commitments required pursuant to
Section 2.6(b).

          "Mandatory Scheduled Payment":  as defined in the Term Loan Facility.
           ---------------------------

          "Margin Stock": any "margin stock", as defined in Regulation U of the
           ------------
Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

          "Material Adverse Change": a material adverse change in (i) the
           -----------------------
financial condition, operations, business, prospects or Property of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of any Credit Party to perform its obligations under the Loan Documents to which it is a party or (iii) the ability of the Administrative Agent, the Collateral Agent or the Lenders to enforce the Loan Documents.

          "Material Adverse Effect": a material adverse effect on (i) the
           -----------------------
financial condition, operations, business, prospects or Property of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of any Credit Party to perform its obligations under the Loan Documents to which it is a party or (iii) the ability of the Administrative Agent, the Collateral Agent or the Lenders to enforce the Loan Documents.

          "Maturity Date": March 31, 2003, or such earlier date on which the
           -------------
Notes shall become due and payable, whether by acceleration or otherwise.

          "Minority Investment":  as defined in Section 8.5(g).
           -------------------

          "Multiemployer Plan": a Pension Plan that is a multiemployer plan as
           ------------------
defined in Section 4001(a)(3) of ERISA.

          "Negotiated Rate":  with respect to each Swing Line Loan, the rate per
           ---------------
annum agreed to in writing by the Borrower and the Swing Line Lender as the interest rate that such Swing Line Loan shall bear.

          "Net Cash Proceeds": with respect to any Asset Sale by any Person, the
           -----------------
excess, if any, of (i) the cash received by such Person and/or its Affiliates (including any cash payments received by way of deferred payment pursuant to, or monetization of, a note or installment receivable or otherwise, or release of any sum from escrow or the deposit arrangement, but only as and when received) in connection with such Asset Sale (provided that with respect to any Asset Sale constituting the first transaction of an Asset Swap Transaction, the cash proceeds received by such Person and/or any of its Affiliates shall not be deemed received until the earliest to occur of (A) the closing date of the Permitted Acquisition constituting the second transaction of such Asset Swap Transaction, (B) the date on which the Borrower shall have determined that such Permitted Acquisition will not occur, (C) the 366th day following the closing of such Asset Sale and (D) the occurrence of an Event of Default), over (ii) the sum of (A) the amount of any Indebtedness (other than Indebtedness under this Agreement and the Term Loan Facility) that is secured by such asset and which is required to be repaid by such Person in connection with such Asset Sale, plus
                                                                         ----
(B) the out-of-pocket expenses (1) incurred by such Person in connection with such Asset Sale and (2) if such Person is a Subsidiary, incurred in connection with the transfer of such amount to the parent company or entity of such Person, plus (C) provision for taxes, including income taxes, attributable to the Asset
----
Sale or attributable to required prepayments or repayments of Indebtedness with the proceeds of such Asset Sale, plus (D) a reasonable reserve for any
                                 ----
indemnification payments (fixed or contingent) attributable to seller's indemnities and representations and warranties to purchaser in respect of such Asset Sale undertaken by the Borrower or any of its Subsidiaries in connection with such Asset Sale (which reserve amount shall be reduced to the extent that it is reasonably determined that such reserve is in excess of the amount reasonably required), plus (E) if such Person is a Subsidiary, any dividends or
                      ----
distributions payable to holders of minority interests in such Subsidiary from the proceeds of such Asset Sale, less (F) if such Asset Sale is part of an Asset
                                 ----
Swap Transaction, the sum of the aggregate purchase price (to the extent paid in cash) of the Permitted Acquisition constituting a part of such Asset Swap Transaction and the out-of-pocket expenses incurred by such Person in connection with such Permitted Acquisition, provided that Net Cash Proceeds shall not be less than $0.

          "New Subsidiary": as defined in Section 8.11.
           --------------

          "Note": a Revolving Tranche Note, a Term Tranche Note or the Swing
           ----
Line Note, as the case may be.

          "Notes": the Revolving Tranche Notes, the Term Tranche Notes and/or
           -----
the Swing Line Note, as the case may be.

          "Notice of Conversion/Continuation": a notice substantially in the
           ---------------------------------
form of Exhibit G.

          "Obligations":  all obligations of every nature of the Credit Parties
           -----------
from time to time owed to the Administrative Agent, the Collateral Agent, the Lenders or any of them under the Loan Documents, whether for principal, interest, fees, expenses, indemnification or otherwise.

          "PBGC": the Pension Benefit Guaranty Corporation established pursuant
           ----
to Subtitle A of Title IV of ERISA, or any Governmental Authority succeeding to the functions thereof.

          "Pension Plan": at any date of determination, any employee pension
           ------------
benefit plan (including a Multiemployer Plan) that is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code, the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within the five years immediately preceding such date, were in whole or in part, the responsibility of the Borrower, any of its Subsidiaries or any ERISA Affiliate, provided that the term Pension Plan shall not include the employee benefit pension plans listed on Schedule 1.1(P).

          "Permitted Acquisition": any Acquisition permitted by Section 8.5(f).
           ---------------------

          "Permitted Lien": any Lien permitted under Section 8.2.
           --------------

          "Permitted Preferred Stock": preferred Stock of the Borrower that (i)
           -------------------------
is not redeemable or otherwise subject to any mandatory prepayment, repurchase, sinking fund or other similar obligation, in whole or in part, for any reason prior to March 31, 2007, except in the case of a change of control of the Borrower (such definition of change of control to be not more restrictive than the definition of "Change of Control" herein), such redemption or mandatory prepayment, repurchase, sinking fund or other similar obligation in the event of change of control to be fully and absolutely subordinated to the indefeasible prior payment in full of all principal, interest and other obligations of the Credit Parties under the Loan Documents pursuant to subordination terms satisfactory to the Administrative Agent and the Syndication Agent, (ii) permits dividends to be payable in additional shares of Permitted Preferred Stock or common Stock of the Borrower and does not require dividends to be payable in cash or other Property, (iii) contains restrictions and covenants reasonably satisfactory to the Administrative Agent and the Syndication Agent, and (iv) is not convertible into or exchangeable for any security other than Permitted Preferred Stock or common Stock of the Borrower.

          "Person": any individual, firm, partnership, joint venture,
           ------
corporation, association, business enterprise, joint stock company, unincorporated association, trust, Governmental Authority or any other entity, whether acting in an individual, fiduciary, or other capacity, and for the purpose of the definition of "ERISA Affiliate", a trade or business.

          "Process Administrative Agent": as defined in Section 11.17.
           ----------------------------

          "Prohibited Transaction": a transaction that is prohibited under
           ----------------------
Section 4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA.

          "Property": all types of real, personal, tangible, intangible or mixed
           --------
property.

          "Public Debt": as defined in Section 8.1.
           -----------

          "Puerto Rico Asset Sale": the sale of certain assets of Total Renal
           ----------------------
Care Puerto Rico, Inc. pursuant to the Asset Purchase Agreement, dated January 18, 2000, by and between Fresenius Medical Care Holdings, Inc. and TRC, as amended.

          "Qualified Issuer":  (A) any Lender hereunder, (B) any lender that is
           ----------------
a party to the Term Loan Facility and (C) any commercial bank that has capital and surplus in excess of $100,000,000.

          "Real Property": all real property owned or leased by the Borrower or
           -------------
any of its Subsidiaries.

          "Register":  as defined in Section 11.7(b).
           --------

          "Reimbursement Agreement":  as defined in Section 2.19(b).
           -----------------------

          "Reinvested Proceeds": with respect to any Asset Sale as of any date
           -------------------
of determination, the amount of Net Cash Proceeds from such Asset Sale that is not required to be immediately applied to the prepayment of the Revolving Credit Loans or the Term Loans pursuant to Section 2.7(f)(i) hereof and Section 2.4(f)(i) of the Term Loan Facility and that has been used by the Borrower or any of its Subsidiaries to acquire, during the Reinvestment Period, Property that is to be used in the same or a related line of business of the Borrower.

          "Reinvestment Period": the period beginning on, and ending 730 days
           -------------------
after, the date that proceeds from an Asset Sale are received by the Borrower or any of its Subsidiaries, as the case may be.

          "Relevant Date":  (i) in the case of each Lender listed on the
           -------------
signature pages hereof, the Effective Date, and (ii) in the case of each other Lender, the effective date of the Assignment and Acceptance Agreement or other document pursuant to which it became a Lender.

          "Remaining Interest Period": (i) in the event that the Borrower shall
           -------------------------
fail for any reason to borrow a Revolving Credit Loan in respect of which it shall have requested a Eurodollar Advance or convert an Advance to, or continue an Advance as, a Eurodollar Advance after it shall have notified the Administrative Agent of its intent to do so, a period equal to the Interest Period that the Borrower elected in respect of such Eurodollar Advance; or (ii) in the event that the Borrower shall fail for any reason to borrow a Swing Line Loan after it shall have agreed to a Negotiated Rate with respect thereto in accordance with Section 2.3, a period equal to the Interest Period that the Borrower elected in respect of such Swing Line Loan; or (iii) in the event that a Eurodollar Advance or a Swing Line Loan bearing interest at a Negotiated Rate shall terminate for any reason prior to the last day of the Interest Period applicable thereto, a period equal to the remaining portion of such Interest Period if such Interest Period had not been so terminated; or (iv) in the event that the Borrower shall prepay or repay all or any part of the principal amount of a Eurodollar Advance or a Swing Line Loan bearing interest at a Negotiated Rate prior to the last day of the Interest Period applicable thereto, a period equal to the period from and including the date of such prepayment or repayment to but excluding the last day of such Interest Period.

          "Reportable Event": with respect to any Pension Plan, (i) any event
           ----------------
set forth in Sections 4043(b) (other than a Reportable Event as to which the 30 day notice requirement is waived by the PBGC under applicable regulations), 4062(c) or 4063(a) of ERISA or the regulations thereunder or (ii) an event requiring the Borrower, any of its Subsidiaries or any ERISA Affiliate to provide security to a Pension Plan under Section 401(a)(29) of the Code.

          "Required Lenders": Lenders having Revolving Credit Commitments equal
           ----------------
to at least 51% of the Aggregate Revolving Credit Commitments, provided that if the Revolving Credit Commitments have expired or otherwise been terminated, Lenders with Credit Exposure equal to at least 51% of the Aggregate Credit Exposure.

          "Required Payment": as defined in Section 2.12(a).
           ----------------

          "Restricted Payment": as to any Person (i) any dividend or other
           ------------------
distribution, direct or indirect, on account of any shares of any class of Stock or other equity interest in such Person now or hereafter outstanding (other than a dividend payable solely in shares of such Stock to the holders of such shares), (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition, direct or indirect, of any shares of any class of Stock or other equity interest in such Person now or hereafter outstanding and
(iii) any tax sharing or similar payment payable by such Person to another
Person.

          "Revolver Prepayment Fraction": on any date of calculation, a fraction
           ----------------------------
determined by dividing (a) the Aggregate Revolving Credit Commitments as of such date by (b) the sum of (i) the Aggregate Revolving Credit Commitments as of such date plus (ii) the aggregate outstanding principal amount of the Term Loans as of such date.

          "Revolving Credit Commitment":  as to any Lender, at any time, the sum
           ---------------------------
of such Lender's Revolving Tranche Commitment and Term Tranche Commitment at such time.

          "Revolving Credit Commitment Period":  the period from the Effective
           ----------------------------------
Date until the earlier of (i) the day preceding the Maturity Date, or (ii) such other date upon which the Revolving Tranche Commitments shall have been terminated in accordance with Sections 2.6 or 9.1.

          "Revolving Credit Loan": any Term Tranche Loan or Revolving Tranche
           ---------------------
Loan.

          "Revolving Credit Loans": collectively, the Term Tranche Loans and
           ----------------------
Revolving Tranche Loans.

          "Revolving Credit Note": a Revolving Tranche Note or a Term Tranche
           ---------------------
Note, as the case may be.

          "Revolving Credit Notes": the Revolving Tranche Notes and/or the Term
           ----------------------
Tranche Notes, as the case may be.

          "Revolving Tranche Commitment":  as to any Lender, such Lender's
           ----------------------------
undertaking during the Revolving Credit Commitment Period to make Revolving Tranche Loans, subject to the terms and conditions hereof, in an aggregate outstanding principal amount not exceeding the amount set forth next to the name of such Lender in Exhibit A under the heading "Revolving Tranche Commitment", as the same may be reduced pursuant to Section 2.6.

          "Revolving Tranche Exposure": with respect to any Lender as at any
           --------------------------
time, the sum at such time of (i) the outstanding principal balance of such Lender's Revolving Tranche Loans, (ii) the Swing Line Exposure of such Lender and (iii) the Letter of Credit Exposure of such Lender.

          "Revolving Tranche Loan" and "Revolving Tranche Loans": as defined in
           ----------------------       -----------------------
Section 2.1.

          "Revolving Tranche Note" and "Revolving Tranche Notes": as defined in
           ----------------------       -----------------------
Section 2.2.

          "RTC": Renal Treatment Centers, Inc., a Delaware corporation and a
           ---
wholly-owned Subsidiary of the Borrower.

          "RTC Convertible Subordinated Guaranty": The Guaranty, dated as of
           -------------------------------------
March 31, 1998, made by the Borrower in favor of Chase Manhattan Trust Company,
N. A., as trustee, pursuant to which the Borrower guaranteed, on a subordinated basis, the RTC Convertible Subordinated Notes, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 8.9.

          "RTC Convertible Subordinated Indenture":  the Indenture, dated as of
           --------------------------------------
June 12, 1996, between RTC and Chase Manhattan Trust Company, N. A., as trustee, pursuant to which RTC issued the RTC Convertible Subordinated Notes, as amended by that certain First Supplemental Indenture dated as of February 27, 1998 and that certain Second Supplemental Indenture dated as of March 31, 1998, and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with Section 8.9.

          "RTC Convertible Subordinated Notes": the 5-5/8% Convertible
           ----------------------------------
Subordinated Notes, due 2006, issued by RTC pursuant to the RTC Convertible Subordinated Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 8.9.

          "Scheduled Existing Deferred Payment Obligations":  the joint venture
           -----------------------------------------------
put obligations and deferred acquisition/earnout payment obligations of the Borrower and its Subsidiaries, in each case payable under contracts existing on the Effective Date as set forth on Schedule 1.1(S).

          "SEC": the Securities and Exchange Commission or any Governmental
           ---
Authority succeeding to the functions thereof.

          "Security Agreement":  the Security Agreement, substantially in the
           ------------------
form of Exhibit K as amended, supplemented or otherwise modified from time to time.

          "Special Counsel": such counsel as the Administrative Agent may from
           ---------------
time to time consult with in connection with the Loan Documents and the transactions contemplated hereby.

          "Stock": any and all shares, rights, interests, participations,
           -----
warrants or other equivalents (however designated) of corporate stock.

          "Subordinated Indebtedness":  any unsecured Indebtedness of the
           -------------------------
Borrower subordinated in right of payment to the payment in full of the Obligations of the Borrower and other senior obligations of the Borrower; provided that (i) the negative covenants in such subordinated Indebtedness are less restrictive than the negative covenants in this Agreement as in effect at the time such subordinated Indebtedness is incurred, (ii) the affirmative covenants in such subordinated Indebtedness are no more restrictive that the affirmative covenants in this Agreement as in effect at the time such subordinated Indebtedness is incurred, (iii) the events of default in such subordinated Indebtedness relating to insolvency and nonpayment of amounts owed thereunder are no more restrictive than the corresponding defaults in this Agreement as in effect at the time such subordinated Indebtedness is incurred, (iv) such subordinated Indebtedness does not cross-default to other Indebtedness (but may cross-accelerate to other Indebtedness of Borrower or any Guarantor that has guarantied such subordinated Indebtedness), (v) the subordination provisions in such subordinated Indebtedness are on market terms for subordinated debt instruments prevailing at or around the time such subordinated Indebtedness is incurred and (vi) such subordinated Indebtedness provides for no scheduled payment or mandatory prepayments of principal before March 31, 2007 other than (x) redemptions made at the option of the holders of such subordinated Indebtedness upon a change in control of the Borrower in circumstances where the Lenders under this Agreement would have rights to prepayment under Section 2.7(c), provided that any such redemptions are made not fewer than 30 days after such change in control and provided that such redemptions are fully and absolutely subordinated to the indefeasible payment in full of all principal, interest and other amounts under the Loan Documents and
(y) mandatory prepayments required as a result of asset dispositions if such subordinated Indebtedness allows the Borrower to satisfy such mandatory prepayment requirement by prepayment of Loans under this Agreement or other senior obligations of the Borrower or reinvestment of the asset disposition proceeds within a specified period of time.

          "Subsidiary": as to any Person, any corporation, association,
           ----------
partnership, joint venture or other business entity of which such Person or any Subsidiary of such Person, directly or indirectly, either (i) in respect of a corporation, owns or controls more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors or similar managing body, irrespective of whether a class or classes shall or might have voting power by reason of the happening of any contingency, or (ii) in respect of an association, partnership, joint venture or other business entity, is entitled to share in more than 50% of the profits and losses, however determined.

          "Subsidiary Guaranty": the Amended and Restated Subsidiary Guaranty,
           -------------------
substantially in the form of Exhibit L as amended, supplemented or otherwise modified from time to time.

          "Swing Line Commitment": the undertaking of the Swing Line Lender
           ---------------------
during the Swing Line Commitment Period to make Swing Line Loans, subject to the terms and conditions hereof, in an aggregate outstanding principal amount not in excess of $15,000,000, and the commitment of the Lenders having Revolving Tranche Commitments to participate therein as set forth in Section 2.8, as the same may be reduced pursuant to Section 2.6.

          "Swing Line Commitment Period": the period from the Effective Date to,
           ----------------------------
but excluding, the Swing Line Termination Date.

          "Swing Line Exposure": at any time, in respect of any Lender or having
           -------------------
a Revolving Tranche Commitment, an amount equal to the aggregate outstanding principal amount of the Swing Line Loans at such time multiplied by such Lender's Commitment Percentage with respect to its Revolving Tranche Commitment at such time.

          "Swing Line Lender": BNY (or any successor thereto).
           -----------------

          "Swing Line Loan" and "Swing Line Loans": as defined in Section 2.3.
           ---------------       ----------------

          "Swing Line Note": as defined in Section 2.4.
           ---------------

          "Swing Line Participation Amount": as defined in Section 2.8.
           -------------------------------

          "Swing Line Termination Date": the date which is five Business Days
           ---------------------------
prior to the Maturity Date.

          "Tax": any present or future tax, levy, impost, duty, charge, fee,
           ---
deduction or withholding of any nature and whatever called, by a Governmental Authority, imposed, levied, collected, withheld or assessed with respect to any payment by the Borrower pursuant to this Agreement or any other Loan Document, and all liabilities with respect thereto.

          "Tax on the Income": as to any Person, a Tax imposed by one of the
           -----------------
following jurisdictions or by any political subdivision or taxing authority thereof: (i) the United States, (ii) the jurisdiction in which such Person is organized, (iii) the jurisdiction in which such Person's principal office is located, or (iv) in the case of each Lender, any jurisdiction in which such Person is deemed to be doing business; which Tax is an income tax (or any tax in lieu thereof or equivalent thereto) or franchise tax imposed on all or part of the net income or net profits of such Person or with respect to the net increase in the shareholders' or owners' equity or capital in such Person or which Tax represents interest, fees or penalties for payment of any such income tax or franchise tax.

          "Termination Event": with respect to any Pension Plan, (i) a
           -----------------
Reportable Event, (ii) the termination of a Pension Plan, or the filing of a notice of intent to terminate a Pension Plan, or the treatment of a Pension Plan amendment as a termination, in each case under Section 4041(c) of ERISA, (iii) the institution of proceedings to terminate a Pension Plan under Section 4042 of ERISA, or (iv) the appointment of a trustee to administer any Pension Plan under
Section 4042 of ERISA.

          "Term Loan" and "Term Loans":  as defined in the Term Loan Facility.
           ---------       ----------

          "Term Loan Facility": the Second Amended and Restated Term Loan
           ------------------
Agreement, dated as of the date hereof, by and among the Borrower, the lenders party thereto, DLJ Capital Funding, Inc., as syndication agent, and BNY, as administrative agent, together with all other documents executed in connection therewith, as the same may be amended, supplemented, refinanced or otherwise modified from time to time in accordance with Section 8.9. Upon any amendment, supplement, refinancing or other modification of the Term Loan Facility, all references herein to definitions or sections in the Term Loan Facility shall be deemed to refer to the corresponding definitions or sections in the Term Loan Facility as so amended, supplemented, refinanced or modified.

          "Term Prepayment Fraction": a fraction equal to 1.00 minus the
           ------------------------
Revolver Prepayment Fraction.

          "Term Tranche Commitment":  as to any Lender, such Lender's
           -----------------------
undertaking during the Revolving Credit Commitment Period to continue its Term Tranche Loans, subject to the terms and conditions hereof, in an aggregate outstanding principal amount not exceeding the amount set forth next to the name of such Lender in Exhibit A under the heading "Term Tranche Commitment", as the same may be reduced pursuant to Section 2.6. No Lender shall have any obligation to make any new Term Tranche Loan.

          "Term Tranche Loan" and "Term Tranche Loans": as defined in Section
           -----------------       ------------------


          "Term Tranche Note" and "Term Tranche Notes": as defined in Section
           -----------------       ------------------


          "Total Debt": the difference between (i) all Indebtedness (less
           ----------
Excluded Contingent Obligations) and (ii) cash and cash equivalents, in each case, of the Borrower and its Subsidiaries on a Consolidated basis in accordance with GAAP.

          "Transactions": the transactions contemplated under this Agreement,
           ------------
the other Loan Documents and the Term Loan Facility, including the borrowing of Loans, the issuances of Letters of Credit and other transactions related to any of the foregoing.

          "TRC": Total Renal Care, Inc., a California corporation.
           ---

          "Unfunded Pension Liabilities": with respect to any Pension Plan, at
           ----------------------------
any date of determination, the amount determined by taking the accumulated benefit obligation, as disclosed in accordance with Statement of Accounting Standards No. 87, "Employers' Accounting for Pensions", over the fair market value of Pension Plan assets.

          "United States": the United States of America (including the States
           -------------
thereof, the District of Columbia, Guam and Puerto Rico).

          "Unqualified Amount": as defined in Section 2.10(c).
           ------------------

          "Unrecognized Retiree Welfare Liability": with respect to any Employee
           --------------------------------------
Benefit Plan that provides postretirement benefits other than pension benefits, the amount of the transition obligation, as determined in accordance with Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," as of the most recent valuation date, that has not been recognized as an expense in an income statement of the Borrower and its Subsidiaries, provided that (i) prior to the date such Statement is applicable to the Borrower, such amount shall be based on an estimate made in good faith of such transition obligation, and (ii) for purposes of determining the aggregate amount of the Unrecognized Retiree Welfare Liability, Plans maintained by a Subsidiary that is not otherwise an ERISA Affiliate shall be included.

    1.2.   Principles of Construction
           --------------------------

      (a) All terms defined in this Agreement shall have the meanings given such terms herein when used in the other Loan Documents or any certificate, opinion or other document made or delivered pursuant hereto, unless otherwise expressly provided therein.

      (b) As used in the Loan Documents and in any certificate, opinion or other document made or delivered pursuant thereto, accounting terms not defined in
Section 1.1, and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

      (c) The words "hereof", "herein", "hereto" and "hereunder" and similar words when used in a Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof, and Section, schedule and exhibit references contained therein shall refer to Sections thereof or schedules or exhibits thereto unless otherwise expressly provided therein.

      (d) The phrase "may not" is prohibitive and not permissive.

      (e) Unless the context otherwise requires, words in the singular number include the plural, and words in the plural include the singular.

      (f) Unless specifically provided in a Loan Document to the contrary, references to a time shall refer to New York City time.

      (g) Unless specifically provided in a Loan Document to the contrary, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

2.  AMOUNT AND TERMS OF REVOLVING CREDIT LOANS AND LETTERS OF CREDIT
    ----------------------------------------------------------------

    2.1.  Revolving Credit Commitments and Revolving Credit Loans
          -------------------------------------------------------

          (a) The Aggregate Revolving Credit Commitments (under and as defined in the Existing Revolving Credit Agreement) were $605,313,507 and the Aggregate Credit Exposure (under and as defined in the Existing Revolving Credit Agreement) was $472,806,407, in each case immediately prior to the effectiveness of this Agreement (including, without limitation, immediately prior to the reductions of such Aggregate Revolving Credit Commitments and the prepayment of the Revolving Credit Loans referred to in Section 5.11 of this Agreement). Simultaneously with the effectiveness of this Agreement (and after giving effect to the reductions of such Aggregate Revolving Credit Commitments and the prepayment of the Revolving Credit Loans referred to in Section 5.11 of this Agreement): (i) such Aggregate

Revolving Credit Commitments and Aggregate Credit Exposure shall be and hereby are deemed to be divided into: (A) Aggregate Term Tranche Commitments in an amount equal to $299,332,078 with Term Tranche Loans in an aggregate outstanding principal amount equal to the Aggregate Term Tranche Commitments and (B) Aggregate Revolving Tranche Commitments in an amount equal to $150,000,000 with Letter of Credit Exposure in an outstanding amount equal to $1,580,000 and Revolving Tranche Loans in an aggregate outstanding principal amount equal to $148,420,000, and (ii) each Lender's Revolving Credit Commitment and outstanding Letter of Credit Exposure and Revolving Credit Loans under the Existing Revolving Credit Agreement shall be and hereby are deemed to be divided into:
(A) a Term Tranche Commitment in the amount set forth next to its name in Exhibit A under the heading "Term Tranche Commitment" with outstanding loans (each a "Term Tranche Loan" and, as the context may require, collectively with
         -----------------
all other Term Tranche Loans of such Lender and with the Term Tranche Loans of all other Lenders, the "Term Tranche Loans") in an aggregate principal amount
                        ------------------
equal to its Term Tranche Commitments, and (B) a Revolving Tranche Commitment in the amount set forth next to its name in Exhibit A under the heading "Revolving Tranche Commitment" with outstanding Letter of Credit Exposure and revolving credit loans (each a "Revolving Tranche Loan" and, as the context may require,
                      ----------------------
collectively with all other Revolving Tranche Loans of such Lender and with the Revolving Tranche Loans of all other Lenders, the "Revolving Tranche Loans") in
                                                   -----------------------
an aggregate principal amount equal to its Revolving Tranche Commitment (with each such Lender's outstanding Letter of Credit Exposure and Revolving Tranche Loans in an amount equal to such Lender's Commitment Percentage (with respect to its Revolving Tranche Commitment) of the outstanding Letter of Credit Exposure and Revolving Tranche Loans referenced in clause (i)(B) immediately above).

          (b) Subject to the terms and conditions hereof, each Lender having a Revolving Tranche Commitment severally agrees to make additional Revolving Tranche Loans to the Borrower in Dollars from time to time during the Revolving Credit Commitment Period, provided, however, that immediately after giving effect thereto (a) such Lender's Revolving Tranche Exposure shall not exceed such Lender's Revolving Tranche Commitment and (b) the Aggregate Revolving Tranche Exposure of all Lenders having a Revolving Tranche Commitment shall not exceed the Aggregate Revolving Tranche Commitments. During the Revolving Credit Commitment Period, the Borrower may, subject to the terms and conditions of this Agreement, (i) borrow, prepay in whole or in part and reborrow Revolving Tranche Loans under the Revolving Tranche Commitments, and (ii) prepay in whole or in part Term Tranche Loans, but may not borrow additional or reborrow Term Tranche Loans.

2.2.  Revolving Credit Notes
      ----------------------

      (a) Each Lender's Revolving Tranche Loans shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit B-1 (each, as indorsed or modified from time to time, including all replacements thereof and substitutions therefor, a "Revolving Tranche Note" and, collectively with
                               ----------------------
the Revolving Tranche Notes of all other Lenders, the "Revolving Tranche
                                                       -----------------
Notes"), payable to the order of such Lender for the account of
-----
its Applicable Lending Office and representing the obligation of the Borrower to pay the aggregate unpaid principal balance of all of such Lender's Revolving Tranche Loans, with interest thereon as prescribed in Section 2.10.

      (b) Each Lender's Term Tranche Loans shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit B-2 (each, as indorsed or modified from time to time, including all replacements thereof and substitutions therefor, a "Term Tranche Note" and, collectively with the
                           -----------------
Term Tranche Notes of all other Lenders, the "Term Tranche Notes"), payable
                                              ------------------
to the order of such Lender for the account of its Applicable Lending Office and representing the obligation of the Borrower to pay the aggregate unpaid principal balance of all of such Lender's Term Tranche Loans, with interest thereon as prescribed in Section 2.10.

      (c)  Each Revolving Credit Note shall (i) be dated the Effective Date,
(ii) be stated to mature on the Maturity Date and (iii) bear interest from the date thereof on the unpaid principal balance thereof at the applicable interest rate or rates per annum determined as provided in Section 2.10. Interest on each Revolving Credit Note shall be payable as specified in Section 2.10.

      (d) The Revolving Credit Loans shall be due and payable on the Maturity Date.

    2.3.   Swing Line Loans
           ----------------

           (a) Subject to the terms and conditions of this Agreement, the Swing Line Lender agrees to make swing line loans (each a "Swing Line Loan" and,
                                                     ---------------
collectively, the "Swing Line Loans") to the Borrower in Dollars from time
                   ----------------
to time during the Swing Line Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the Swing Line Commitment, provided that immediately after making each Swing Line Loan, (i) the Swing Line Lender's Credit Exposure would not exceed the Swing Line Lender's Revolving Tranche Commitment, (ii) the aggregate unpaid balance of the Swing Line Loans would not exceed the Swing Line Commitment, and (iii) the Aggregate Revolving Tranche Exposure of all Lenders would not exceed the Aggregate Revolving Tranche Commitments. During the Swing Line Commitment Period, the Borrower may borrow, prepay in whole or in part and reborrow under the Swing Line Commitment, all in accordance with the terms and conditions of this Agreement. Each Swing Line Loan shall mature and be due and payable on the last day of the Interest Period therefor.

           (b) The Swing Line Lender shall not be obligated to make any Swing Line Loan at a time when any Lender shall be in default of its obligations under this Agreement unless the Swing Line Lender has entered into arrangements satisfactory to it and the Borrower to eliminate the Swing Line Lender's risk with respect to such defaulting Lender's participation in such Swing Line Loan. The Swing Line Lender will not make a Swing Line Loan if the Administrative Agent, or any Lender by notice to the Swing Line Lender and the Borrower no later than one Business Day prior to the Borrowing Date with respect to such Swing Line Loan, shall have determined that the conditions set forth in Section 6 have not been satisfied and such conditions remain unsatisfied as of the requested time of the making such Loan. Each Swing Line Loan shall be due and payable on the day being the earliest of the last day of the Interest Period applicable thereto, the date on which the Swing Line Commitment shall have been voluntarily terminated by the Borrower in accordance with Section 2.6, and the date on which the Swing Line Loans shall become due and payable pursuant to the provisions hereof, whether by acceleration or otherwise.

           (c) On any Business Day on which a Swing Line Loan shall remain unpaid, the Swing Line Lender may, in its sole discretion, give notice to the Lenders having a Revolving Tranche Commitment and the Borrower that such outstanding Swing Line Loan shall be funded with a borrowing of Revolving Tranche Loans (provided that such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Sections 9.1(h) or (i)), in which case a borrowing of Revolving Tranche Loans made as ABR Advances (each such borrowing, a "Mandatory Borrowing"),
                                                    --------------------
shall be made by all Lenders having Revolving Tranche Commitments pro rata based on each such Lender's Commitment Percentage with respect to its Revolving Tranche Commitment on the Business Day immediately succeeding the giving of such notice. The proceeds of each Mandatory Borrowing shall be remitted directly to the Swing Line Lender to repay such outstanding Swing Line Loan. Each Lender having a Revolving Tranche Commitment irrevocably agrees to make a Revolving Tranche Loan pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swing Line Lender notwithstanding: (i) the amount of such Mandatory Borrowing may not comply with the minimum amount for Loans otherwise required hereunder, (ii) whether any condition specified in Section 6 is then unsatisfied, (iii) whether a Default or an Event of Default then exists, (iv) the Borrowing Date of such Mandatory Borrowing, (v) the aggregate principal amount of all Loans then outstanding, (vi) the Aggregate Revolving Tranche Exposure at such time and (vii) the amount of the Commitments at such time.

    2.4.   Swing Line Note
           ---------------

           The Swing Line Loans made by the Swing Line Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit B-3, with appropriate insertions therein as to date and principal amount (as indorsed or modified from time to time, including all replacements thereof and substitutions therefor, the "Swing Line Note"), payable to the order of the
                             ---------------
Swing Line Lender and representing the obligation of the Borrower to pay the lesser of (i) the amount of the Swing Line Commitment and (ii) the aggregate unpaid principal balance of all Swing Line Loans with interest thereon as set forth in Section 2.10. The Swing Line Note shall be stated to mature on the Swing Line Termination Date, and bear interest for the period from and including the date thereof on the unpaid principal balance thereof from time to time outstanding at the applicable interest rate or rates per annum determined as provided in Section 2.10. Interest on the Swing Line Note shall be payable as specified in Section 2.10.

    2.5.   Procedure for Borrowing
           -----------------------

           (a)  Revolving Tranche Loans. The Borrower may borrow under the
                -----------------------
Aggregate Revolving Tranche Commitments on any Business Day during the Revolving Credit Commitment Period, provided, however, that the Borrower shall notify the Administrative Agent (by telecopy or other written notice) no later than: 2:00 P.M. three Business Days prior to the requested Borrowing Date in the case of Eurodollar Advances, and 2:00 P.M. one Business Day prior to the requested Borrowing Date, in the case of ABR Advances, specifying (i) the aggregate principal amount to be borrowed under the Aggregate Revolving Tranche Commitments, (ii) the requested Borrowing Date, (iii) whether such borrowing is to consist of one or more Eurodollar Advances, ABR Advances, or a combination thereof and (iv) if the borrowing is to consist of one or more Eurodollar Advances, the length of the Interest Period for each such Eurodollar Advance, provided, however, that no Interest Period selected in respect of any Revolving Tranche Loan shall end after the Maturity Date. If the Borrower fails to give timely notice in connection with a request for a Eurodollar Advance, the Borrower shall be deemed to have elected that such Advance shall be made as an ABR Advance. Each such notice shall be irrevocable and confirmed immediately by delivery to the Administrative Agent of a Borrowing Request. Each ABR Advance shall be in an aggregate principal amount equal to $1,000,000 or such amount plus a whole multiple of $250,000 in excess thereof (or, if less, the unused amount of the Aggregate Revolving Tranche Commitments), each Eurodollar Advance shall be in an aggregate principal amount equal to $5,000,000 or such amount plus a whole multiple of $500,000 in excess thereof.

           (b)  Swing Line Loans. The Borrower may borrow under the Swing Line
                ----------------
Commitment on any Business Day during the Swing Line Commitment Period, provided, however, that the Borrower shall notify the Administrative Agent and the Swing Line Lender (by telephone or fax) no later than 3:00 P.M. on the requested Borrowing Date, specifying (i) the amount to be borrowed under the Swing Line Commitment, (ii) the length of the Interest Period for each such Swing Line Loan, provided, however, that no Interest Period selected in respect of any Swing Line Loan shall end after the Swing Line Termination Date, and
(iii) the requested Borrowing Date. Each such notice shall be irrevocable and confirmed immediately by delivery to the Administrative Agent of a Borrowing Request. Each borrowing of Swing Line Loans shall be in an aggregate principal amount equal to $250,000 or such amount plus an integral multiple of $100,000 in excess thereof or, if less, the unused amount of the Swing Line Commitment. The Swing Line Lender will then, subject to its determination that the terms and conditions of this Agreement have been satisfied, make the requested amount available promptly on that same day, to the Administrative Agent who, thereupon, will promptly make such amount available to the Borrower at the office of the Administrative Agent specified in Section 11.2 by crediting the account of the Borrower on the books of such office of the Administrative Agent.

           (c) Upon receipt of each notice of borrowing of Revolving Tranche Loans from the Borrower, the Administrative Agent shall promptly notify each Lender having a Revolving Tranche Commitment thereof. Subject to its receipt of the notice referred to in the preceding sentence, each such Lender will make the amount of its Commitment Percentage of each Revolving Tranche Loan available to the Administrative Agent for the account of the Borrower at the Agent Payment Office not later than 12:00 Noon on the relevant Borrowing Date requested by the Borrower in Dollars and in funds immediately available to the Administrative Agent at such Agent Payment Office. The amounts so made available to the Administrative Agent on such Borrowing Date will then, subject to the satisfaction of the terms and conditions of this Agreement, as determined by the Administrative Agent, be made available on such date to the Borrower by the Administrative Agent at the applicable Agent Payment Office in Dollars.

           (d) Unless the Administrative Agent shall have received prior notice from a Lender having a Revolving Tranche Commitment (by telephone or otherwise, such notice to be promptly confirmed by fax or other writing) that such Lender will not make available to the Administrative Agent such Lender's Commitment Percentage of the Revolving Tranche Loans requested by the Borrower, the Administrative Agent may assume that such Lender has made such share available to the Administrative Agent on the Borrowing Date in accordance with this Section, provided that such Lender received notice of the proposed borrowing from the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on the Borrowing Date a corresponding amount. If and to the extent such Lender shall not have so made its Commitment Percentage of such Revolving Tranche Loans available to the Administrative Agent, such Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount (to the extent not previously paid by the other), together with interest thereon for each day from the date such amount is made available to the Borrower to the date such amount is paid to the Administrative Agent, at a rate per annum equal to,
(i) in the case of the Borrower, the applicable interest rate set forth in
Section 2.10, and, (ii) in the case of such Lender, the Federal Funds Rate in effect on each such day (as determined by the Administrative Agent) plus any processing fee per the interbank compensation rules as then in effect. Such payment by the Borrower, however, shall be without prejudice to its rights against such Lender. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Revolving Tranche Loan as part of the Revolving Tranche Loans for purposes of this Agreement, which Revolving Tranche Loan shall be deemed to have been made by such Lender on the Borrowing Date applicable to such Revolving Tranche Loans.

           (e) If a Lender makes a Revolving Tranche Loan on a Borrowing Date on which the Borrower is to repay a Revolving Tranche Loan from such Lender, such Lender shall apply the proceeds of such Revolving Tranche Loan to make such repayment, and only the excess of the proceeds of such Revolving Tranche Loan over the Revolving Tranche Loan being repaid need be made available to the Administrative Agent.

           (f) Notices of borrowing given by telecopy shall be deemed given when received by telecopy and shall be promptly confirmed in writing within five Business Days. The Administrative Agent and the Lenders may rely on a telecopied notice of borrowing whether or not such notice is confirmed by the delivery of a Borrowing Request.

    2.6.   Termination or Reduction of Aggregate Revolving Credit Commitments
           ------------------------------------------------------------------
    and Swing Line Commitment.
    --------------------------

           (a)  Voluntary Reductions.
                ---------------------

                (i) The Borrower shall have the right, upon at least three Business Days' prior written notice to the Administrative Agent, at any time, to terminate the Aggregate Revolving Tranche Commitments or the Aggregate Term Tranche Commitments or from time to time to reduce permanently the Aggregate Revolving Tranche Commitments to an amount not less than the Aggregate Revolving Tranche Exposure or the Aggregate Term Tranche Commitments, provided, however, that any such reduction shall be in the amount of $10,000,000 or such amount plus a whole multiple of $1,000,000 in excess thereof.

               (ii) The Borrower shall have the right, upon at least one Business Day's prior written notice to the Administrative Agent and the Swing Line Lender, at any time, to reduce permanently the Swing Line Commitment in whole at any time, or in part from time to time, to an amount not less than the aggregate principal balance of the Swing Line Loans then outstanding (after giving effect to any contemporaneous prepayment thereof), provided, however, that each partial reduction of the Swing Line Commitment shall be in an amount equal to $1,000,000 or such amount plus a whole multiple of $1,000,000 in excess thereof.
           (b)  Mandatory Scheduled Reductions.
                ------------------------------

                (i) The Aggregate Revolving Credit Commitments shall be reduced on (or, subject to Section 2.6(b)(ii) below, at the Borrower's option, upon three Business Days' written notice to the Administrative Agent (which notice shall be irrevocable), at any time prior to) each of the following dates by the amount set forth next to such date:

------------------------------------------------------------------------------
                                                       Mandatory Scheduled
                                                           Commitment
      Dates                                                Reductions
      -----                                            -------------------
------------------------------------------------------------------------------
September 30, 2000                                         $  9,565,000
------------------------------------------------------------------------------
December 31, 2000                                          $ 11,079,000
------------------------------------------------------------------------------
March 31, 2001                                             $ 11,312,000
------------------------------------------------------------------------------
June 30, 2001                                              $ 11,312,000
------------------------------------------------------------------------------
September 30, 2001                                         $ 11,312,000
------------------------------------------------------------------------------
December 31, 2001                                          $ 11,312,000
------------------------------------------------------------------------------
March 31, 2002                                             $ 12,370,000
------------------------------------------------------------------------------
June 30, 2002                                              $ 12,370,000
------------------------------------------------------------------------------
September 30, 2002                                         $ 12,370,000
------------------------------------------------------------------------------
December 31, 2002                                          $ 12,370,000
------------------------------------------------------------------------------
March 31, 2003                                             $333,960,078
------------------------------------------------------------------------------

; provided that the Loans, all obligations in respect of Letters of Credit and all other amounts owed hereunder with respect to the Loans and the Letters of Credit shall be paid in full no later than the Maturity Date, and the final installment payable by the Borrower in respect of the Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Loans and the Letters of Credit.

    (ii) The Borrower may not (x) make a reduction of the Aggregate Revolving Credit Commitments (and corresponding payment of the Revolving Credit Loans) pursuant to Section 2.6(b)(i) above prior to the scheduled due date thereof unless, concurrently with such reduction, the Borrower makes a payment of the Term Loans pursuant to Section 2.4(b) of the Term Loan Facility or (y) make a payment of the Term Loans pursuant to Section 2.4(b) of the Term Loan Facility prior to the scheduled due date thereof unless, concurrently with such payment, the Borrower makes a reduction of the Aggregate Revolving Credit Commitments (and corresponding payment of the Revolving Credit Loans) pursuant to this
Section 2.6(b). In such event, (A) the Borrower shall specify the Mandatory Scheduled Commitment Reduction and Mandatory Scheduled Payment against which such reduction and payment shall be applied, which Mandatory Scheduled Commitment Reduction and Mandatory Scheduled Payment shall have been originally scheduled to have been reduced and paid on the same date, (B) such payment of the Term Loans (when added to the concurrent reduction of the Aggregate Revolving Credit Commitments (and corresponding payment of the Revolving Credit Loans)) shall be in an aggregate amount of $1,000,000 or such amount plus a whole multiple of $250,000 in excess thereof (or, if less, the aggregate amount of the Mandatory Scheduled Commitment Reduction and Mandatory Scheduled Payment against which such reduction and payment shall be applied), (C) such payment of the Term Loans shall be in an amount equal to the aggregate amount of such proposed payment of the Term Loans and reduction of the Aggregate Revolving Credit Commitments (and corresponding payment of the Revolving Credit Loans) multiplied by a fraction, (x) the numerator of which is the amount of the originally scheduled Mandatory Scheduled Payment (as in effect on the Effective
Date) against which such payment is to be applied and (y) the denominator of which is the sum of the amount of the originally scheduled Mandatory Scheduled Payment (as in effect on the Effective Date) against which such payment is to be applied and the amount of the originally scheduled Mandatory Scheduled Commitment Reduction (as in effect on the Effective Date) against which such reduction is to be applied, and (D) such reduction of the Aggregate Revolving Credit Commitments (and corresponding payment of the Revolving Credit Loans) shall be in an amount equal to the aggregate amount of such proposed payment of the Term Loans and reduction of the Aggregate Revolving Credit Commitments (and corresponding payment of the Revolving Credit Loans) multiplied by a fraction,
(x) the numerator of which is the amount of the originally scheduled Mandatory Scheduled Commitment Reduction (as in effect on the Effective Date) against which such payment is to be applied and (y) the denominator of which is the sum of the amount of the originally scheduled Mandatory Scheduled Payment (as in effect on the Effective Date) against which such payment is to be applied and the amount of the originally scheduled Mandatory Scheduled Commitment Reduction (as in effect on the Effective Date) against which such reduction is to be applied.

           (c)  Mandatory Reductions Relating to a Change of Control. Upon the
                ----------------------------------------------------
occurrence of a Change of Control, the Aggregate Revolving Credit Commitments and the Swing Line Commitment shall be reduced to $0.

           (d)  Mandatory Reductions Relating to Issuances of Public Debt,
                ----------------------------------------------------------
Subordinated Indebtedness, Sales of Property and Preferred Stock.  On each date
-----------------------------------------------------------------
that a prepayment is made or required to be made pursuant to Section 2.7(d),
(e), (f) or (h), the Aggregate Revolving Credit Commitments shall be automatically and permanently reduced in an amount equal to the amount of the required prepayment (assuming, solely for purposes of this Section 2.6(d), that the then outstanding amount of Revolving Credit Loans equals or exceeds the amount of such prepayment).

           (e) Mandatory Reductions Relating to Prepayments of Term Tranche
               ------------------------------------------------------------
Loans. On each date that a prepayment of the Term Tranche Loans is made, and
------
without duplication of any reduction of the Aggregate Term Tranche Commitments pursuant to any other provision of this Agreement, the Aggregate Term Tranche Commitments shall be automatically and permanently reduced in an equal amount. In no event shall the Aggregate Term Tranche Commitments exceed the aggregate outstanding principal amount of the Term Tranche Loans.

           (f)  In General.
                -----------

                (i) Reductions of the Aggregate Revolving Tranche Commitments made pursuant to Section 2.6(a) shall be applied to the Revolving Tranche Commitments pro rata, and (ii) Reductions of the Aggregate Term Tranche Commitments made pursuant to Section 2.6(a) and (e) shall be applied to the Term Tranche Commitments pro rata.

               (ii) Reductions of the Aggregate Revolving Credit Commitments made pursuant to Section 2.6(b), (c) or (d) shall be applied (i) first to reduce the Term Tranche Commitments of the Lenders having Term Tranche Commitments pro rata, and (ii) second, after the Term Tranche Commitments have been reduced to zero, to reduce the Revolving Tranche Commitments of the Lenders having Revolving Tranche Commitments pro rata.

              (iii) Reductions of the Aggregate Revolving Credit Commitments, the Aggregate Revolving Tranche Commitments or the Aggregate Term Tranche Commitments made pursuant to: (A) Section 2.6(a) shall be applied to the remaining Mandatory Scheduled Commitment Reductions in inverse order of maturity, (B) Section 2.6(b) shall be applied to the applicable Mandatory Scheduled Commitment Reduction(s) being reduced, (C) Section 2.6(d) (with respect to prepayments pursuant to Section 2.7(d) or 2.7(e)) shall be applied to the remaining Mandatory Scheduled Commitment Reductions in inverse order of maturity, (D) Section 2.6(d) (with respect to prepayments pursuant to Section 2.7(f)) shall be applied to the remaining Mandatory Scheduled Commitment Reductions in accordance with the Asset Sales Application Method, (E) Section 2.6(d) (with respect to prepayments pursuant to Section 2.7(h)) shall be applied on a pro rata weighted basis among the remaining Mandatory Scheduled Commitment Reductions, and (F) Section 2.6(e) shall be applied to the Mandatory Scheduled Commitment Reductions in inverse order.

               (iv) Simultaneously with each reduction of the Aggregate Revolving Tranche Commitments under this Section, the Borrower shall pay the Commitment Fee accrued on the amount by which the Aggregate Revolving Tranche Commitments have been reduced and prepay the Revolving Credit Loans and the Swing Line Loans as required by Section 2.7(b).

    2.7.   Prepayments of the Revolving Credit Loans
           -----------------------------------------

           (a)  Voluntary Prepayments.
                ----------------------

                (i) The Borrower may, at its option, prepay the Revolving Tranche Loans or, subject to Section 2.7(a)(ii) below, the Term Tranche Loans, without premium or penalty, in full at any time or in part from time to time, by notifying the Administrative Agent in writing at least one Business Day prior to the proposed prepayment date, in the case of Loans consisting of ABR Advances, and at least three Business Days prior to the proposed prepayment date, in the case of Loans consisting of Eurodollar Advances, specifying the Revolving Tranche Loans or Term Tranche Loans to be prepaid, whether such Loans consist of ABR Advances, Eurodollar Advances, or a combination thereof, the amount to be prepaid and the date of prepayment. Such notice shall be irrevocable and the amount specified in such notice shall be due and payable on the date specified, together with accrued interest to the date of such payment on the amount prepaid. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender thereof. Each partial prepayment made pursuant to this subsection of

Revolving Tranche Loans shall be in an aggregate principal amount of $1,000,000 or such amount plus a whole multiple of $250,000 in excess thereof (or, if less, the outstanding principal balance of the Revolving Tranche Loans being prepaid). Each partial prepayment made pursuant to this subsection of Term Tranche Loans (when added to the prepayment of the Term Loans required by Section 2.7(a)(ii) below) shall be in an aggregate principal amount of $1,000,000 or such amount plus a whole multiple of $250,000 in excess thereof (or, if less, the outstanding principal balance of the Term Tranche Loans and Term Loans being prepaid). After giving effect to any partial prepayment with respect to Eurodollar Advances that were made (whether as the result of a borrowing or a conversion) on the same date and that had the same Interest Period, the outstanding principal amount of such Eurodollar Advances shall equal (subject to Section 2.9) $5,000,000 or such amount plus a whole multiple of $500,000 in excess thereof.

               (ii) The Borrower may not (x) make a voluntary prepayment of the Term Tranche Loans pursuant to Section 2.7(a)(i) unless, concurrently with such prepayment, the Borrower makes a voluntary prepayment of the Term Loans pursuant to Section 2.4(a) of the Term Loan Facility or (y) make a voluntary prepayment of the Term Loans pursuant to Section 2.4(a) of the Term Loan Facility unless, concurrently with such prepayment, the Borrower makes a voluntary prepayment of the Term Tranche Loans pursuant to this Section 2.7(a). Such prepayments shall be in an amount equal to (A) in the case of the Term Tranche Loans, the aggregate amount of such voluntary prepayment of the Term Tranche Loans and Term Loans multiplied by the Revolver Prepayment Fraction and
(B) in the case of the Term Loans, the aggregate amount of such voluntary prepayment of the Term Tranche Loans and Term Loans multiplied by the Term Prepayment Fraction.

           (b)  Mandatory Prepayments Relating to Reductions of the Aggregate
                -------------------------------------------------------------
Revolving Credit Commitments and the Swing Line Commitment. Simultaneously with
-----------------------------------------------------------
each reduction of the Aggregate Revolving Credit Commitments, the Aggregate Revolving Tranche Commitments, the Aggregate Term Tranche Commitments or the Swing Line Commitment under Section 2.6, the Borrower shall prepay the Revolving Tranche Loans, the Term Tranche Loans or the Swing Line Loans, as the case may be, by the amount, if any, by which (i) in the case of a reduction of the Aggregate Revolving Tranche Commitments, the Aggregate Revolving Tranche Exposure exceeds the amount of the Aggregate Revolving Tranche Commitments after giving effect to such reduction, (ii) in the case of a reduction of the Aggregate Term Tranche Commitments, the aggregate outstanding principal amount of the Term Tranche Loans exceeds the amount of the Aggregate Term Tranche Commitments after giving effect to such reduction, and (iii) in the case of a reduction of the Swing Line Commitment, the outstanding principal balance of the Swing Line Loans exceeds the amount of the Swing Line Commitment after giving effect to such reduction. If, after giving effect to the prepayment of all outstanding Revolving Tranche Loans and Swing Line Loans, the Letter of Credit Exposure exceeds the Aggregate Revolving Tranche Commitments (after giving effect to such reduction), the Borrower shall deposit an amount equal to such excess in a cash collateral account (the "Cash Collateral Account") with and
                                          -----------------------
under the exclusive control of the Administrative Agent.

          (c)  Mandatory Prepayments Relating to a Change of Control.  Upon the
               -----------------------------------------------------
occurrence of a Change of Control, the Borrower shall (i) prepay in full the outstanding principal balance of the Revolving Credit Loans and the Swing Line Loans, together with accrued and unpaid interest thereon, (ii) pay in full all fees and other amounts payable under the Loan Documents and (iii) deposit an amount equal to the Letter of Credit Exposure in the Cash Collateral Account.

          (d)  Mandatory Prepayments Relating to Issuances of Public Debt.  Upon
               ----------------------------------------------------------
the date of any issuance of Public Debt by the Borrower, the Borrower shall prepay the Revolving Credit Loans in an amount equal to the Revolver Prepayment Fraction multiplied by the aggregate proceeds of such issuance of Public Debt (net of sales and other commissions and legal and other related expenses incurred in connection with such issuance).

          (e)  Mandatory Prepayments Relating to Issuances of Subordinated
               -----------------------------------------------------------
Indebtedness.  Upon the date of any issuance of Subordinated Indebtedness by the
------------
Borrower, the Borrower shall prepay the Revolving Credit Loans in an amount equal to the Revolver Prepayment Fraction multiplied by the sum of the first $100,000,000 plus 50% (100% if immediately before or after giving effect thereto a Default or Event of Default shall exist) of the excess over $100,000,000 of the aggregate proceeds (net of sales and other commissions and legal and other related expenses incurred in connection with such issuance) received by the Borrower in connection with such issuance of Subordinated Indebtedness.

          (f)  Mandatory Prepayments Relating to Sales of Property.  With
               ---------------------------------------------------
respect to each Asset Sale (excluding the Puerto Rico Asset Sale), (i) the Borrower shall prepay the Revolving Credit Loans within one Business Day of each date that it shall receive Net Cash Proceeds resulting from such Asset Sale in an amount equal to the applicable Asset Sale Prepayment Percentage of the Revolver Prepayment Fraction multiplied by such Net Cash Proceeds, and (ii) in no event later than the earlier to occur of the first Business Day after the end of the Reinvestment Period with respect to such Asset Sale or the occurrence of an Event of Default, the Borrower shall prepay the Revolving Credit Loans in an amount equal to the Revolver Prepayment Fraction multiplied by the Adjusted Net Cash Proceeds applicable to such Asset Sale.

          (g)  Mandatory Prepayments Relating to Aggregate Credit Exposure.  If
               -----------------------------------------------------------
at any time the Aggregate Revolving Tranche Exposure shall exceed the Aggregate Revolving Tranche Commitments, the Borrower shall prepay the Revolving Tranche Loans in an aggregate principal amount such that immediately after giving effect thereto the Aggregate Revolving Tranche Exposure shall not exceed the Aggregate Revolving Tranche Commitments. If at any time the outstanding principal amount of the Term Tranche Loans shall exceed the Aggregate Term Tranche Commitments, the Borrower shall prepay the Term Tranche Loans in an aggregate principal amount such that immediately after giving effect thereto the outstanding principal amount of the Term Tranche Loans shall not exceed the Aggregate Term Tranche Commitments. If, after giving effect to the prepayment of all outstanding Revolving Tranche Loans and Swing

Line Loans, the Letter of Credit Exposure exceeds the Aggregate Revolving Tranche Commitments, the Borrower shall deposit an amount equal to such excess in the Cash Collateral Account.

          (h)  Mandatory Prepayments relating to Issuances of Preferred Stock.
               --------------------------------------------------------------
Upon the date of any issuance of Permitted Preferred Stock, the Borrower shall prepay the Revolving Credit Loans in an amount equal to the Revolver Prepayment Fraction multiplied by 50% (100% if immediately before or after giving effect thereto a Default or Event of Default shall exist) of the aggregate proceeds (net of sales and other commissions and legal and other related expenses incurred in connection with such issuance) received by the Borrower in connection with such issuance of Permitted Preferred Stock.

          (i)  Application of Revolving Credit Loan Prepayments. Prepayments of
               ------------------------------------------------
Revolving Credit Loans made pursuant to Section 2.7(a) shall be applied to the prepayment of the Revolving Tranche Loans or Term Tranche Loans, as applicable. Prepayments of Revolving Credit Loans made pursuant to Section 2.7(b) and (g) shall be applied to the prepayment of the applicable Loans corresponding to the Commitments as reduced. Prepayments of Revolving Credit Loans made pursuant to
Section 2.7(c), (d), (e), (f) and (h) shall be applied to the prepayment of the Term Tranche Loans until such Loans are paid in full and thereafter to the prepayment of the Revolving Tranche Loans.

          (j)  In General. Each prepayment of Revolving Tranche Loans or Term
               ----------
Tranche Loans shall first be applied to the ABR Advances thereunder. If any prepayment is made in respect of any Eurodollar Advance or Swing Line Loan, in whole or in part, prior to the last day of the applicable Interest Period, the Borrower agrees to indemnify the Lenders in accordance with Section 2.15.

    2.8.  Participation in Swing Line Loans
          ---------------------------------

          (a) Upon each receipt by a Lender having a Revolving Tranche Commitment of notice of an Event of Default from the Administrative Agent pursuant to Section 10.5, such Lender shall purchase unconditionally, irrevocably, and severally (and not jointly) from the Swing Line Lender a participation in the outstanding Swing Line Loans (including accrued interest thereon) in an amount equal to the product of its Commitment Percentage with respect to its Revolving Tranche Commitment and the outstanding amount of the Swing Line Loans (the "Swing Line Participation Amount"). Each Lender having a
                       -------------------------------
Revolving Tranche Commitment shall also be liable for an amount equal to the product of its Commitment Percentage with respect to its Revolving Tranche Commitment and any amounts paid by the Borrower pursuant to Section 2.8(c) that are subsequently rescinded or avoided, or must otherwise be restored or returned. Such liabilities shall be unconditional and without regard to the occurrence of any Default or Event of Default or the compliance by the Borrower with any of its obligations under the Loan Documents.

      (b) In furtherance of subsection (a), upon each receipt by a Lender having a Revolving Tranche Commitment of notice of an Event of Default from the Administrative Agent pursuant to Section 10.5, such Lender shall promptly make available to the Administrative Agent for the account of the Swing
Line Lender its Swing Line Participation Amount at the office of the Administrative Agent specified in Section 11.2, in Dollars and in immediately available funds. The Administrative Agent shall deliver the payments made by each Lender pursuant to the immediately preceding sentence to the Swing Line Lender promptly upon receipt thereof in like funds as received. Each Lender having a Revolving Tranche Commitment shall indemnify and hold harmless the Administrative Agent and the Swing Line
Lender from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, costs and expenses resulting from any failure on the part of such Lender to pay, or from any delay in paying, the Administrative Agent any amount such Lender is required to pay in accordance with this Section 2.8(b) upon receipt of notice of Event of Default from the Administrative Agent pursuant to
Section 10.5 (except in respect of losses, liabilities or other obligations suffered by the Administrative Agent or the Swing Line Lender, as the case may be, resulting from the gross negligence or willful misconduct of the Administrative Agent or the Swing Line Lender, as the case may be), and such Lender shall be required to pay interest to the Administrative Agent for the account of the Swing Line Lender from the date such amount was due until paid in full, on the unpaid portion thereof, at a rate of interest per annum equal to (i) from the date such amount was due until the third day therefrom, the Federal Funds Rate, and (ii) thereafter, the Federal
Funds Rate plus 1%, payable upon demand by the Swing Line Lender.  The
           ----
Administrative Agent shall distribute such interest payments to the Swing
Line Lender upon receipt thereof in like funds as received.

      (c) Whenever the Administrative Agent is reimbursed by the Borrower, for the account of the Swing Line Lender, for any payment in connection with Swing Line Loans and such payment relates to an amount previously paid by a Lender pursuant to this Section, the Administrative Agent will promptly pay over such payment to such Lender.


  2.9.   Conversions and Continuations
         -----------------------------

      (a) The Borrower may elect from time to time to convert Eurodollar Advances to ABR Advances by giving the Administrative Agent at least one Business Day's prior irrevocable notice of such election (confirmed by the delivery of a Notice of Conversion/Continuation), specifying the amount to be so converted. In addition, the Borrower may elect from time to time to (i) convert ABR Advances to Eurodollar Advances and (ii) continue Eurodollar Advances by selecting a new Interest Period therefor, in each case by giving the Administrative Agent irrevocable notice no later than 2:00 P.M.
at least three Business Days prior to such election (confirmed by the delivery of a Notice of Conversion/Continuation), in the case of a conversion to, or continuation of, Eurodollar Advances, specifying the amount to be so converted or continued and the initial Interest Period relating thereto, provided that any such conversion of ABR Advances to Eurodollar Advances shall only be made on a Business Day and any such continuation of Eurodollar Advances shall only be made on the last day of the Interest

Period applicable to the Eurodollar Advances that are to be continued as such new Eurodollar Advances. The Administrative Agent shall promptly provide the Lenders with a copy of each such Notice of Conversion/Continuation. Advances may be converted or continued pursuant to this Section in whole or in part, provided that conversions of ABR Advances to Eurodollar Advances, or continuations of Eurodollar Advances, shall be in an aggregate principal amount of $5,000,000 or such amount plus a whole multiple of $500,000 in excess thereof.

      (b) Notwithstanding anything in this Section to the contrary, no ABR Advance may be converted to a Eurodollar Advance and no Eurodollar Advance may be continued if the Borrower or the Administrative Agent has knowledge that a Default or Event of Default has occurred and is continuing either (i) at the time the Borrower shall notify the Administrative Agent of its election to convert or continue or (ii) on the requested Conversion/Continuation
Date. In such event, (A) each ABR Advance shall be automatically continued as an ABR Advance and (B) each Eurodollar Advance shall be automatically converted to an ABR Advance on the last day of the Interest Period applicable to such Eurodollar Advance.

      (c) No Interest Period selected in respect of conversion or continuation of any Eurodollar Advance shall end after the Maturity Date. Notwithstanding anything herein to the contrary, the Borrower shall select Interest Periods such that, on each date that a mandatory principal payment is required to be made pursuant to Section 2.7(b) in connection with a Mandatory Scheduled Commitment Reduction required to be made pursuant to Section 2.6(b), the outstanding principal balance of all ABR Advances, when added to the aggregate principal amount of each Eurodollar Advance, the applicable Interest Period of which shall end on such date, shall equal or exceed the aggregate principal amount of the Revolving Credit Loans required to be paid on such date pursuant to Section 2.7(b).

      (d) Each conversion or continuation shall be effected by each Lender by applying the proceeds of its new ABR Advance or Eurodollar Advance, as the case may be, to its Advances (or portion thereof) being converted (it being understood that such conversion shall not constitute a borrowing for purposes of Sections 4 or 6).

      (e) Notwithstanding anything to the contrary contained in any Loan Document, if the Borrower shall fail, for any reason, to convert or continue a Eurodollar Advance under this Section 2.9 in connection with the expiration of an Interest Period with respect to any existing Eurodollar Advance, then such Eurodollar Advance shall be converted to an ABR Advance until such time, if any, as the Borrower shall elect a new Eurodollar Advance pursuant to this Section 2.9.

      (f) Notices in respect of a conversion or continuation given by telecopy shall be deemed given when received by telecopy and shall be promptly confirmed in writing within five Business Days. The Administrative Agent and the Lenders may rely on a telecopied notice of conversion or continuation whether such notice is confirmed by the delivery of a Notice of Conversion/Continuation.

  2.10.   Interest Rate and Payment Dates
          -------------------------------

          (a)  Prior to Maturity. Except as otherwise provided in
               -----------------
Section 2.10(b), prior to maturity the Loans shall bear interest on the outstanding principal balance thereof at the applicable interest rate or rates per annum set forth below:



          Advances/Loans                              Rate
          --------------                              ----
---------------------------------------------------------------------------
Each ABR Advance                       Alternate Base Rate plus the
                                       Applicable Margin.

---------------------------------------------------------------------------
Each Eurodollar Advance                Eurodollar Rate applicable to such
                                       Eurodollar Advance for the applicable
                                       Interest Period plus the Applicable
                                       Margin.

---------------------------------------------------------------------------
Each Swing Line Loan                   Either the Negotiated Rate
                                       applicable to such Swing Line Loan
                                       for the applicable Interest Period or,
                                       if the Borrower and the Swing Line
                                       Lender shall not have agreed to a
                                       Negotiated Rate with respect to such
                                       Swing Line Loan, the Alternate Base
                                       Rate plus the Applicable Margin for
                                       such Swing Line Loan for the
                                       applicable Interest Period.

---------------------------------------------------------------------------

          (b)  Event of Default. After the occurrence and during the continuance
               ----------------
of an Event of Default under Section 9.1(a), (b) (with respect to interest, the Commitment Fee, the LC Fronting Fee or the Letter of Credit Fee), (h) or
(i), the outstanding principal balance of the Loans shall bear interest at a rate per annum equal to 2% plus the rate that would otherwise be applicable under Section 2.10(a) until, in the case of Eurodollar Advances and Swing Line Loans, the end of the applicable Interest Period therefor, and, thereafter, at the Alternate Base Rate plus the Applicable Margin plus
2%, payable in the case of interest on any overdue principal, on demand.
Any overdue interest or other amount payable under the Loan Documents shall bear interest at a rate per annum equal to the Alternate Base Rate plus 2% and shall be payable on demand. If all or any portion of any reimbursement obligation in respect of a Letter of Credit shall not be paid when due
(whether at the stated maturity thereof, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin plus 2%, from the date of such nonpayment until paid in full (whether before or after the entry of a judgment thereon) and shall be payable on demand.

          (c)  In General. Interest on (i) ABR Advances and Swing Line Loans, in
               ----------
each case to the extent based on the BNY Rate, shall be calculated on the basis of a 365 or 366-day year (as the case may be), (ii) ABR Advances and Swing Line Loans, in each case to the extent based on the Federal Funds Rate, and Eurodollar Advances shall be calculated on the basis of a 360-day year, in each case for the actual number of days elapsed, including the first day but excluding the last, and (iii) Swing Line Loans to the extent based on a Negotiated Rate shall be calculated on the basis of a 360-day year for the actual number of days elapsed, including the first day but excluding the last. Except as otherwise provided in Section 2.10(b), interest shall be payable in arrears on each Interest Payment Date and upon each payment (including prepayment) or conversion of the Loans. Any change in the interest rate on the Loans resulting from a change in the Alternate Base Rate or reserve requirements or charges described in clause (b) of the definition of "Eurodollar Rate" shall become effective as of the opening of business on the day on which such change shall become effective. The Administrative Agent shall, as soon as practicable, notify the Borrower and the Lenders of the effective date and the amount of each such change in the BNY Rate, but any failure to so notify shall not in any manner affect the obligation of the Borrower to pay interest on the Loans in the amounts and on the dates required. Each determination of the Alternate Base Rate or a Eurodollar Rate by the Administrative Agent pursuant to this Agreement shall be conclusive and binding on the Borrower absent manifest error. At no time shall the interest rate payable on the Loans, together with the Commitment Fee, the Letter of Credit Fee, the LC Fronting Fee, and all other amounts payable under the Loan Documents, to the extent the same are construed to constitute interest, exceed the Highest Lawful Rate. If in respect of any period during the term of this Agreement, any amount paid hereunder, to the extent the same shall (but for the provisions of this Section) constitute or be deemed to constitute interest, would exceed the maximum amount of interest permitted by the Highest Lawful Rate during such period (such excess amount being hereinafter referred to as an "Unqualified Amount"), then (i) such Unqualified
                   ------------------
Amount shall be applied or shall be deemed to have been applied as a prepayment of the Loans, and (ii) if in any subsequent period during the term of this Agreement, all amounts payable hereunder in respect of such period that constitute or shall be deemed to constitute interest shall be less than the maximum amount of interest permitted by the Highest Lawful Rate during such period, then the Borrower shall pay to the Lender in respect of such period an amount (each a "Compensatory Interest Payment") equal to the lesser of (x) a sum
                -----------------------------
that, when added to all such amounts, would equal the maximum amount of interest permitted by the Highest Lawful Rate during such period, and (y) an amount equal to the Unqualified Amount less all other Compensatory Interest Payments made in respect thereof. The Borrower acknowledges that to the extent interest payable on ABR Advances or Swing Line Loans is based on the BNY Rate, such Rate is only one of the bases for computing interest on loans made by the Lenders, and by basing interest payable on ABR Advances or Swing Line Loans on the BNY Rate, the Lenders have not committed to charge, and the Borrower has not in any way bargained for, interest based on a lower or the lowest rate at which the Lenders may now or in the future make loans to other borrowers.

    2.11. Substituted Interest Rate
          -------------------------

          In the event that (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that by reason of circumstances affecting the interbank eurocurrency market either adequate and reasonable means do not exist for ascertaining the Eurodollar Rate applicable pursuant to Section 2.10 or (ii) the Required Lenders shall have notified the Administrative Agent that they have determined (which determination shall be conclusive and binding on the Borrower) that the applicable Eurodollar Rate will not adequately and fairly reflect the cost to such Lenders of maintaining or funding loans bearing interest based on such Eurodollar Rate with respect to any portion of the Loans that the Borrower has requested be made as Eurodollar Advances or Eurodollar Advances that will result from the requested conversion or continuation of any portion of the Advances into or as Eurodollar Advances (each, an "Affected Advance"), the Administrative Agent shall promptly
                    ----------------
notify the Borrower and the Lenders (by telephone or otherwise, to be promptly confirmed in writing) of such determination and the reasons therefor, on or, to the extent practicable, prior to the requested Borrowing Date or Conversion/Continuation Date for such Affected Advances. If the Administrative Agent shall give such notice, (A) any Affected Advances shall be made as ABR Advances, (B) the Advances (or any portion thereof) that were to have been converted to or continued as Affected Advances shall be converted to or continued as ABR Advances and (C) any outstanding Affected Advances shall be converted, on the last day of the then current Interest Period with respect thereto, to ABR Advances. Until any notice under clauses (i) or (ii), as the case may be, of this Section has been withdrawn by the Administrative Agent (by notice to the Borrower and the Lenders promptly upon either (x) the Administrative Agent having determined that such circumstances affecting the interbank eurocurrency market no longer exist and that adequate and reasonable means do exist for determining the Eurodollar Rate pursuant to Section 2.10 or
(y) the Administrative Agent having been notified by such Required Lenders that circumstances no longer render the Advances (or any portion thereof) Affected Advances), (1) no further Eurodollar Advances shall be required to be made by the Lenders and (2) the Borrower shall not have the right to convert or continue all or any portion of the Loans to or as Eurodollar Advances.

    2.12. Taxes
          -----

          (a)  Payments to Be Free and Clear.  Subject to Sections 2.12(d),
               -----------------------------
2.12(e) and 2.12(f), all payments by each Credit Party under the Loan Documents shall be made free and clear of, and without any deduction or withholding for, any Indemnified Tax. If any Credit Party or any other Person is required by any law, rule, regulation, order, directive, treaty or guideline to make any deduction or withholding (which deduction or withholding would constitute an Indemnified Tax) from any amount required to be paid by any Credit Party to or on behalf of any Indemnified Tax Person under any Loan Document (each a "Required Payment"), then:
 ----------------

          (i) such Credit Party shall notify the Administrative Agent and such Indemnified Tax Person of any such requirement or any change in any such requirement as soon as such Credit Party becomes aware thereof;

          (ii) such Credit Party shall pay such Indemnified Tax prior to the date on which penalties attach thereto, such payment to be made (to the extent that the liability to pay is imposed on such Credit Party) for its own account or (to the extent that the liability to pay is imposed on such Indemnified Tax Person) on behalf and in the name of such Indemnified Tax Person;

          (iii) such Credit Party shall pay to such Indemnified Tax Person an additional amount such that such Indemnified Tax Person shall receive on the due date therefor an amount equal to the Required Payment had no such deduction or withholding been required; and

          (iv) such Credit Party shall, within 30 days after paying such Indemnified Tax, deliver to the Administrative Agent and such Indemnified Tax Person satisfactory evidence of such payment to the relevant Governmental Authority.

      (b) Other Indemnified Taxes.  If any Indemnified Tax Person or any
          -----------------------
affiliate thereof is required by any law, rule, regulation, order, directive, treaty or guideline to pay any Indemnified Tax (excluding an Indemnified Tax which is subject to Section 2.12(a)) with respect to any sum paid or payable by any Credit Party to such Indemnified Tax Person under the Loan Documents, then, within five days after such Indemnified Tax Person shall have notified such Credit Party thereof (which notice shall be accompanied by a statement setting forth the reasonable calculation thereof), such Credit Party shall pay to such Indemnified Tax Person the amount of such Indemnified Tax.

      (c) Tax on Indemnified Taxes.  If any amounts are payable by any Credit
          ------------------------
Party in respect of Indemnified Taxes pursuant to Section 2.12(a) or (b), such Credit Party agrees to pay to the applicable Indemnified Tax Person, within five days of written request therefor (which request shall set forth the reasonable calculations thereof), an amount equal to all Taxes imposed with respect to such amounts as such Indemnified Tax Person shall determine in good faith are payable by such Indemnified Tax Person or any affiliate thereof in respect of such amounts and in respect of any amounts paid to or on behalf of such Indemnified Tax Person pursuant to this Section 2.12(c).

      (d) Exception for Existing Taxes.  No amount shall be required to be paid
          ----------------------------
to any Indemnified Tax Person under Section 2.12(a) or (b) with respect to any Indemnified Tax to the extent that such Indemnified Tax would have been required to have been paid under any law, rule, regulation, order, directive, treaty or guideline in effect on the Relevant Date.

      (e) U.S. Tax Certificates.  Each Lender that is organized under the laws
          ---------------------
of any jurisdiction other than the United States or any political subdivision thereof shall deliver to the

Administrative Agent for transmission to the Borrower, on or prior to the Relevant Date, and at such other times as may be necessary in the determination of the Borrower, any other Credit Party or the Administrative Agent (each in the reasonable exercise of its discretion), such certificates, documents or other evidence, properly completed and duly executed by such Lender (including Internal Revenue Service Form 1001 or Form 4224 (or, in each case, any equivalent or successor form)) to establish that such Lender is not subject to deduction or withholding of United States federal income tax under Section 1441 or 1442 of the Code or otherwise (or under any comparable provisions of any successor statute) with respect to any payments to such Lender of principal, interest, fees or other amounts payable under the Loan Documents or in the case of a Lender that is claiming an exemption from United States withholding tax under Section 871(h) or 881(c) of the Internal Revenue Code with respect to payments of "portfolio interest" two accurate and complete signed original Forms W-8 (or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from United States withholding tax on payments under this Agreement or the Notes) and, if such Lender delivers such Forms W-8 (or successor form), two signed certificates that such Lender is not
(1) a "bank" for purposes of Section 881(c) of the Internal Revenue Code, (2) is not a 10% shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of the Borrower and (3) is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Internal Revenue Code). No Credit Party shall be required to pay any additional amount to any such Lender under Section 2.12(a)(iii) if such Lender shall have failed to satisfy the requirements of the immediately preceding sentence; provided that, if such Lender shall have satisfied such requirements on the Relevant Date, nothing in this Section 2.12(e) shall relieve any Credit Party of its obligation to pay any additional amounts pursuant to Section 2.12(a)(iii) in the event that, as a result of any change in applicable law (including any change in the interpretation thereof), such Lender is no longer properly entitled to deliver certificates, forms, documents or other evidence at a subsequent date establishing the fact that such Lender is not subject to deduction or withholding as described in the immediately preceding sentence.

      (f) Other Tax Certificates.  Each Indemnified Tax Person agrees to use
          ----------------------
reasonable efforts to deliver to any Credit Party or the Administrative Agent, promptly upon any reasonable request therefor from time to time by such Credit Party or the Administrative Agent, such certificates, forms, documents and information as may be required by applicable law, regulation, order, directive, guideline or treaty from time to time and to file all appropriate forms to obtain a certificate, form or other appropriate documents from the appropriate Governmental Authorities to establish that payments made in respect of any Alternate Currency Advance by such Credit Party can be made without (or at a reduced rate of) deduction or withholding of Indemnified Taxes, provided, however, that if such
                                  --------  -------
Indemnified Tax Person is or becomes unable by virtue of any change in applicable law, regulation or treaty, to establish such exemption or reduction, such Credit Party shall nonetheless remain obligated under
Section 2.12(a) to pay the amounts described therein, and provided further
                                                          -------- -------
that no Indemnified Tax Person shall be required to take any action under this Section 2.12(f) which, in the sole discretion of such Indemnified Tax Person, would cause such Indemnified Tax Person or any affiliate thereof to suffer a material economic, legal or regulatory disadvantage.

          (g)  Other Taxes.  Each Credit Party agrees to pay any current or
               -----------
future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Loan Documents or otherwise with respect to, the Loan Documents.

          (h)  Refunds.  Upon the reasonable request of a Credit Party, and at
               -------
such Credit Party's expense, each Indemnified Tax Person shall cooperate with such Credit Party in seeking to obtain refunds of Taxes paid by such Credit Party, provided that each such Indemnified Tax Person shall have no obligation to (i) engage in any litigation, hearing or proceeding with respect thereto or
(ii) disclose any tax return or other confidential information other than information reasonably requested by the applicable taxing authority which, in the opinion of such Indemnified Tax Person, is not detrimental to such Indemnified Tax Person. If an Indemnified Tax Person shall receive a refund (or a refund in the form of a credit) from a taxing authority (as a result of any error in the imposition of Tax by such taxing authority) of any Taxes paid by such Credit Party pursuant to this Section 2.12, such Indemnified Tax Person, so long as no Event of Default shall then exist, shall promptly pay to such Credit Party the amount so received.

    2.13. Illegality
          ----------

          Notwithstanding any other provisions herein, if any law, regulation, treaty or directive, or any change therein or in the interpretation or application thereof, in each case enacted, adopted, promulgated, approved or issued after the date hereof, shall make it unlawful for any Lender to make or maintain its Eurodollar Advances as contemplated by this Agreement, (i) the commitment of such Lender hereunder to (A) make Eurodollar Advances, (B) convert ABR Advances to Eurodollar Advances or (C) continue Eurodollar Advances to new Eurodollar Advances, shall forthwith be suspended and (ii) such Lender's Loans then outstanding as Eurodollar Advances affected hereby, if any, shall be converted automatically to ABR Advances on the last day of the then current Interest Period applicable thereto or within such earlier period as required by law. If the commitment of any Lender with respect to Eurodollar Advances is suspended pursuant to this Section and such Lender shall notify the Administrative Agent and the Borrower that it is once again legal for such Lender to make or maintain Eurodollar Advances, such Lender's commitment to make or maintain Eurodollar Advances shall be reinstated.

    2.14. Increased Costs
          ---------------

          In the event that any law, regulation, treaty or directive hereafter enacted, adopted, promulgated, approved or issued or any change in any existing law, regulation, treaty or directive or in the interpretation or application thereof by any Governmental Authority charged with the administration thereof or compliance by any Lender (or any Person directly or indirectly owning or controlling such Lender) with any request or directive from any central bank or other Governmental Authority made or issued after the date hereof:

          (a) does or shall subject any Lender to any Taxes of any kind whatsoever with respect to any Eurodollar Advances or any Alternate Currency Advances or its obligations under this Agreement to make Eurodollar Advances or Alternate Currency Advances, or change the basis of taxation of payments to any Lender of principal, interest or any other amount payable hereunder in respect of its Eurodollar Advances or Alternate Currency Advances, including any Taxes required to be withheld from any amounts payable under the Loan Documents (except for imposition of, or change in the rate of, Tax on the Income of such Lender or its Applicable Lending Office for any of such Advances by the jurisdiction in which such Lender is incorporated or has its principal office or such Applicable Lending Office, including, in the case of Lenders incorporated in any State of the United States, such tax imposed by the United States); or

          (b) does or shall impose, modify or make applicable any reserve, special deposit, compulsory loan, assessment, increased cost or similar requirement against assets held by, or deposits of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender in respect of its Eurodollar Advances or Alternate Currency Advances that is not otherwise included in the determination of a Eurodollar Rate or Alternate Currency Euro Rate, as the case may be;

and the result of any of the foregoing is to increase the cost to such Lender of making, renewing, converting, continuing or maintaining its Eurodollar Advances or Alternate Currency Advances or its commitment to make such Eurodollar Advances or Alternate Currency Advances, or to reduce any amount receivable hereunder in respect of its Eurodollar Advances or Alternate Currency Advances, then, in any such case, the Borrower shall pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such additional cost or reduction in such amount receivable that such Lender deems to be material as determined by such Lender; provided, however, that nothing in this Section shall require the Borrower to indemnify the Lenders with respect to Taxes for which the Borrower has no obligation under Section 2.12. No failure by any Lender to demand compensation for any increased cost during any Interest Period shall constitute a waiver of such Lender's right to demand such compensation at any time. A statement setting forth the calculations of any additional amounts payable pursuant to the foregoing sentence submitted by a Lender to the Borrower shall be conclusive absent manifest error.

    2.15. Indemnification for Loss
          ------------------------

          Notwithstanding anything contained herein to the contrary, if (i) the Borrower shall fail to borrow or convert or continue a Eurodollar Advance or an Alternate Currency Advance on a Borrowing Date or Conversion/Continuation Date after it shall have given notice to do so in which it shall have requested a Eurodollar Advance or an Alternate Currency

Advance, as the case may be, or if the Borrower shall fail to borrow a Swing Line Loan after it shall have agreed to a Negotiated Rate with respect thereto,
(ii) a Eurodollar Advance or Alternate Currency Advance or Swing Line Loan bearing interest at a Negotiated Rate shall be terminated for any reason prior to the last day of the Interest Period applicable thereto, or (iii) while a Eurodollar Advance or an Alternate Currency Advance or Swing Line Loan bearing interest at a Negotiated Rate is outstanding, any repayment or prepayment of such Eurodollar Advance, Alternate Currency Advance or Swing Line Loan is made for any reason (including, without limitation, as a result of acceleration or illegality) on a date which is prior to the last day of the Interest Period applicable thereto, the Borrower agrees to indemnify each Lender against, and to pay on demand directly to such Lender, any loss or expense suffered by such Lender as a result of such failure to borrow, convert or continue, termination, repayment or prepayment, including, without limitation, an amount, if greater than zero, equal to:

                               A x (B-C) x  D/360

where:

"A" equals, in the case of a Eurodollar Advance or an Alternate Currency Advance, such Lender's Commitment Percentage of the Affected Principal Amount or, in the case of a Swing Line Loan bearing interest at a Negotiated Rate, the Affected Principal Amount;

"B" equals the Eurodollar Rate, Alternate Currency Euro Rate or Negotiated Rate, as the case may be (expressed as a decimal), applicable to such Eurodollar Advance, Alternate Currency Advance or Swing Line Loan;

"C" equals the applicable Eurodollar Rate or an Alternate Currency Advance, as the case may be (expressed as a decimal) in effect on or about the first day of the applicable Remaining Interest Period, based on the applicable rates offered or bid, as the case may be, on or about such date, for deposits in an amount equal approximately to such Lender's Commitment Percentage of the Affected Principal Amount, or the rate (expressed as a decimal), as determined by the Swing Line Lender, which the Swing Line Lender in good faith would have offered as a Negotiated Rate on or about the first day of the applicable Remaining Interest Period with respect to an amount equal approximately to the Affected Principal Amount, as the case may be, in each case, with an Interest Period equal approximately to the applicable Remaining Interest Period, as determined by such Lender; and

"D" equals the number of days from and including the first day of the applicable Remaining Interest Period to but excluding the last day of such Remaining Interest Period;

and any other out-of-pocket loss or expense (including any internal processing charge customarily charged by such Lender) suffered by such Lender in connection with such Eurodollar Advance, Alternate Currency Advance or Swing Line Loan bearing interest at a Negotiated Rate to the extent based on a Negotiated Rate, as the case may be, including, without limitation, in liquidating or employing deposits acquired to fund or maintain the funding of its

Commitment Percentage of the Affected Principal Amount, or redeploying funds prepaid or repaid, in amounts that correspond to its Commitment Percentage of the Affected Principal Amount or, in the case of a Swing Line Loan bearing interest at a Negotiated Rate, the amount of such Swing Line Loan. Each determination by the Administrative Agent or a Lender pursuant to this Section shall be conclusive and binding on the Borrower absent manifest error.

    2.16. Option to Fund
          --------------

          Each Lender has indicated that, if the Borrower requests a Eurodollar Advance, an Alternate Currency Advance or Swing Line Loan, such Lender may wish to purchase one or more deposits in order to fund or maintain its funding of such Eurodollar Advance, Alternate Currency Advance or Swing Line Loan during the Interest Period in question; it being understood that the provisions of this Agreement relating to such funding are included only for the purpose of determining the rate of interest to be paid on such Eurodollar Advance, Alternate Currency Advance or Swing Line Loan and for purposes of determining amounts owing under Sections 2.14, 2.15 and 2.18. Each Lender shall be entitled to fund and maintain its funding of all or any part of each Eurodollar Advance, Alternate Currency Advance or Swing Line Loan made by it in any manner it sees fit, but all such determinations shall be made as if such Lender had actually funded and maintained its funding of such Eurodollar Advance, Alternate Currency Advance or Swing Line Loan during the applicable Interest Period through the purchase of deposits in an amount equal to such Eurodollar Advance, Alternate Currency Advance or Swing Line Loan and having a maturity corresponding to such Interest Period. The obligations of the Borrower under Sections 2.11, 2.12, 2.13, 2.14, 2.15, 2.18 and 2.22 shall survive the termination of the Aggregate Revolving Credit Commitments, the payment of the Notes, the reimbursement obligations in respect of drawings under Letters of Credit and all other amounts payable under the Loan Documents.

    2.17. Use of Proceeds
          ---------------

          The proceeds of the Loans have been and shall be used for Permitted Acquisitions and the general corporate purposes of the Borrower and its Subsidiaries. Notwithstanding anything to the contrary contained in any Loan Document, the Borrower agrees that no part of the proceeds of any Loan has been or will be used, directly or indirectly, for a purpose that violates any law, including, without limitation, the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System, as amended.

    2.18.   Capital Adequacy
            ----------------

          If (i) the enactment or promulgation of, or any change or phasing in of, any United States or foreign law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration thereof after the date hereof or (ii) compliance with any directive or guideline from any central bank or United States or foreign Governmental Authority (whether having the force of law) promulgated or made after the date hereof, affects or would affect the amount of capital required to be maintained by a Lender (or any lending office of such Lender) or any Person directly or indirectly owning or controlling such Lender, or imposes any restriction on or otherwise adversely affects such Lender (or any lending office of such Lender) or any Person directly or indirectly owning or controlling such Lender, and such Lender shall have determined that such enactment, promulgation, change or compliance has the effect of reducing the rate of return on such Lender's (or such Person's) capital or the asset value to such Lender of any Loan made by, or any Letter of Credit issued or participated in by, such Lender as a consequence, directly or indirectly, of its obligations to make and maintain the funding of its Loans and Letters of Credit at a level below that which such Lender (or such Person) could have achieved but for such enactment, promulgation, change or compliance (after taking into account such Lender's policies (or such Person's) regarding capital adequacy) by an amount deemed by such Lender to be material, then, upon demand by such Lender, the Borrower shall promptly pay to such Lender such additional amount or amounts as shall be sufficient to compensate such Lender (or such Person) for such reduction in such rate of return or asset value. A certificate in reasonable detail as to such amounts submitted to the Borrower and the Administrative Agent setting forth the determination of such amount or amounts that will compensate such Lender for such reductions shall be presumed correct absent manifest error.

    2.19. Letter of Credit Sub-Facility
          -----------------------------

          (a) Subject to the terms and conditions of this Agreement, the Letter of Credit Issuer agrees, in reliance on the agreement of the Lenders having a Revolving Tranche Commitment set forth in Section 2.20, to issue standby letters of credit (the "Letters of Credit"; each, individually, a "Letter of Credit")
                -----------------                          ----------------
in Dollars during the Revolving Credit Commitment Period for the account of the Borrower, provided that immediately after the issuance of each Letter of Credit,
(i) the Letter of Credit Exposure of all Lenders having a Revolving Tranche Commitment at any one time shall not exceed $25,000,000, and (ii) the Aggregate Revolving Tranche Exposure shall not exceed the Aggregate Revolving Tranche Commitments. Each Letter of Credit issued pursuant to this Section shall have a termination date that shall be not later than the earlier of one year from the date of issuance or 5 days prior to the Maturity Date, except that the Existing Letter of Credit (as defined in the definition of "Letter of Credit") may have a termination date of March 31, 2003. At the request of the Borrower, and upon 3 Business Days' prior written notice to the Administrative Agent, and provided that no Default or Event of Default shall then exist, each Letter of Credit termination date may be extended, from time to time, for a period not to exceed the earlier of (i) one year or (ii) the 5th day prior to the Maturity Date. No Letter of Credit shall be issued if the Administrative Agent, or any Lender by notice to the Administrative Agent no later than 1:00 P.M. one Business Day prior to the requested date of issuance of such Letter of Credit, shall have determined that the conditions set forth in Section 6 have not been satisfied.

          (b) Each Letter of Credit shall be issued for the account of the Borrower in support of an obligation of the Borrower or a Subsidiary of the Borrower in favor of a beneficiary who has requested the issuance of such Letter of Credit as a condition to a transaction entered into in connection with the Borrower's ordinary course of business. The Borrower shall give the

Administrative Agent a Letter of Credit Request for the issuance of each Letter of Credit by 2:00 P.M., three Business Days prior to the requested date of issuance. Such Letter of Credit Request shall be accompanied by the Letter of Credit Issuer's standard Application and Agreement for
Standby Letter of Credit (each, a "Reimbursement Agreement") executed by an
                                   -----------------------
Authorized Signatory of the Borrower and shall specify (i) the beneficiary of such Letter of Credit and the obligations of the Borrower or a Subsidiary of the Borrower in respect of which such Letter of Credit is to be issued, (ii) the Borrower's proposal as to the conditions under which a drawing may be made under such Letter of Credit and the documentation to be required in respect thereof, (iii) the maximum amount to be available under such Letter of Credit, and (iv) the requested date of issuance. Upon receipt of such Letter of Credit Request from the Borrower, the Administrative Agent shall promptly notify the Letter of Credit Issuer and each Lender having a Revolving Tranche Commitment thereof. The Letter of Credit Issuer shall, on the proposed date of issuance and subject to the other terms and conditions of this Agreement, issue the requested Letter of Credit. Each Letter of Credit shall be in form and substance reasonably satisfactory to the Letter of Credit Issuer, with such provisions with respect to the conditions under which a drawing may be made thereunder and the documentation required in respect of such drawing as the Letter of Credit Issuer shall reasonably require. Each Letter of Credit shall be used solely for the purposes described therein.

          (c) Each payment by the Letter of Credit Issuer of a draft drawn under a Letter of Credit shall give rise to an obligation on the part of the Borrower to reimburse the Letter of Credit Issuer immediately for the amount thereof.

    2.20. Letter of Credit Participation and Funding Commitments
          ------------------------------------------------------

          (a) Each Lender having a Revolving Tranche Commitment hereby unconditionally and irrevocably, severally for itself only and without any notice to or the taking of any action by such Lender, takes an undivided participating interest in the obligations of the Letter of Credit Issuer under and in connection with each Letter of Credit in an amount equal to such Lender's Commitment Percentage with respect to its Revolving Tranche Commitment of the amount of such Letter of Credit. Each Lender having a Revolving Tranche Commitment shall be liable to the Letter of Credit Issuer for its Commitment Percentage with respect to its Revolving Tranche Commitment of the unreimbursed amount of any draft drawn and honored under each Letter of Credit. Each Lender having a Revolving Tranche Commitment shall also be liable for an amount equal to the product of its Commitment Percentage with respect to its Revolving Tranche Commitment and any amounts paid by the Borrower pursuant to Section 2.21 that are subsequently rescinded or avoided or must otherwise be restored or returned. Such liabilities shall be unconditional and without regard to the occurrence of any Default or Event of Default or the compliance by the Borrower with any of its obligations under the Loan Documents, provided, however, that no Lender shall have any liability to the Letter of Credit Issuer under this
Section 2.20 for any payment under a Letter of Credit to the extent made as a result of the Letter of Credit Issuer's gross negligence or willful misconduct.

          (b) The Administrative Agent will promptly notify each Lender having a Revolving Tranche Commitment (which notice shall be promptly confirmed in writing) of the date and the amount of any draft presented under any Letter of Credit with respect to which full reimbursement of payment is not made by the Borrower as provided in Section 2.19(c), and forthwith upon receipt of such notice, such Lender (other than the Letter of Credit Issuer) shall make available to the Administrative Agent for the account of the Letter of Credit Issuer its Commitment Percentage with respect to its Revolving
Tranche Commitment of the amount of such unreimbursed draft at the office of the Administrative Agent specified in Section 11.2, in immediately available funds, before 4:00 P.M., on the day such notice was given by the Administrative Agent, if the relevant notice was given by the Administrative Agent at or prior to 1:00 P.M., on such day, or before 12:00 Noon, on the next Business Day, if the relevant notice was given by the Administrative Agent after 1:00 P.M., on such day. The Administrative
Agent shall distribute the payments made by each Lender (other than the Letter of Credit Issuer) pursuant to the immediately preceding sentence to the Letter of Credit Issuer promptly upon receipt thereof in like funds as received. Each Lender having a Revolving Tranche Commitment shall indemnify and hold harmless the Administrative Agent and the Letter of Credit Issuer from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) resulting from any failure on the part of such Lender to provide, or from any delay in providing, the Administrative Agent with such Lender's Commitment Percentage with respect to its Revolving Tranche Commitment of the amount of any payment made by the Letter of Credit Issuer under a Letter of Credit in accordance with this clause (b) above (except in respect of losses, liabilities or other obligations suffered by the Administrative Agent or the Letter of Credit Issuer resulting from the gross negligence or willful misconduct of the Letter of Credit Issuer). If any such Lender does not make available to the Administrative Agent when due such Lender's Commitment Percentage with respect to its Revolving
Tranche Commitment of any unreimbursed payment made by the Letter of Credit Issuer under a Letter of Credit (other than payments made by the Letter of Credit Issuer by reason of its gross negligence or willful misconduct), such Lender shall be required to pay interest to the Administrative Agent for the account of the Letter of Credit Issuer, from the date such Lender's payment is due until the date such payment is received by the Administrative Agent, on such Lender's Commitment Percentage with respect to its Revolving Tranche Commitment of such payment at a rate of interest per annum equal to (i) from the date such amount was due until the third day therefrom, the Federal Funds Rate, and (ii) thereafter, the Federal
Funds Rate plus 1%. The Administrative Agent shall distribute such interest payments to the Letter of Credit Issuer upon receipt thereof in like funds as received.

          (c) Whenever the Administrative Agent is reimbursed by the Borrower, for the account of the Letter of Credit Issuer, for any payment under a Letter of Credit and such payment relates to an amount previously paid by a Lender in respect of its Commitment Percentage of the amount of such payment under such Letter of Credit, the Administrative Agent will pay over such payment to such Lender (i) before 4:00 P.M. on the day such payment from the Borrower is received, if such payment is received at or prior to 1:00 P.M. on such day, or
(ii)
before 12:00 Noon on the next succeeding Business Day, if such payment from the Borrower is received after 1:00 P.M. on such day.

    2.21. Absolute Obligation with respect to Letter of Credit Payments
          -------------------------------------------------------------

          The Borrower's obligation to reimburse the Administrative Agent for the account of the Letter of Credit Issuer in respect of a Letter of Credit for each payment under or in respect of such Letter of Credit shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment that the Borrower may have or have had against the beneficiary of such Letter of Credit, the Administrative Agent, the Letter of Credit Issuer, any Lender or any other Person, including, without limitation, any defense based on the failure of any drawing to conform to the terms of such Letter of Credit, any drawing document proving to be forged, fraudulent or invalid, or the legality, validity, regularity or enforceability of such Letter of Credit; provided, however, that the Borrower shall not be obligated to reimburse the Administrative Agent for the account of the Letter of Credit Issuer for any wrongful payment under such Letter of Credit to the extent made as a result of the Letter of Credit Issuer's gross negligence or willful misconduct.

    2.22. Increased Costs Based on Letters of Credit
          ------------------------------------------

         Without limiting the provisions of Section 2.14, if any law or regulation adopted or enacted after the date hereof or any change after the date hereof in the interpretation or application thereof by any Governmental Authority charged with the administration thereof shall either (a) impose, modify or make applicable any reserve, special deposit, assessment or similar requirement against letters of credit issued or participated in by the Letter of Credit Issuer or any Lender, or (b) impose on the Administrative Agent, the Letter of Credit Issuer or such Lender any other condition regarding the Letters of Credit (except for imposition of, or changes in the rate of, Tax on the Income of the Administrative Agent, the Letter of Credit Issuer or such Lender) and the result of any event referred to in clause (a) or (b) above shall be to increase the cost to the Letter of Credit Issuer or any such Lender of issuing or maintaining the Letters of Credit or its obligations pursuant to Section 2.20, or the cost to the Administrative Agent of performing its functions hereunder with respect to the Letters of Credit, in any case by an amount that the Administrative Agent, the Letter of Credit Issuer, or any Lender, as the case may be, deems material, then, upon demand by the Administrative Agent, the Letter of Credit Issuer or such Lender, as the case may be, the Borrower shall immediately pay to the Administrative Agent, the Letter of Credit Issuer or such Lender, as the case may be, from time to time as specified by the Administrative Agent, the Letter of Credit Issuer or such Lender, additional amounts that shall be sufficient to compensate the Administrative Agent, the Letter of Credit Issuer or such Lender, as the case may be, for such increased cost. A statement in reasonable detail as to such increased cost incurred by the Administrative Agent, the Letter of Credit Issuer or such Lender, as the case may be, as a result of any event mentioned in clauses (a) or (b) above, submitted by the Administrative Agent, the Letter of Credit Issuer or such Lender, as the case may be, to the Borrower shall be conclusive, absent manifest error, as to the amount thereof.

    2.23. Administrative Agent's Records
          ------------------------------

          The Administrative Agent's records regarding the amount of each Loan and Letter of Credit, each payment by the Borrower of principal and interest on the Loans and reimbursement obligations in respect of Letters of Credit and other information relating to the Loans shall be presumptively correct absent manifest error.

3.   FEES; PAYMENTS
     --------------

     3.1. Commitment Fee
          --------------

          (a) The Borrower agrees to pay to the Administrative Agent, for the account of each Lender having a Revolving Tranche Commitment in accordance with such Lender's Commitment Percentage with respect to its Revolving Tranche Commitment, a fee (the "Commitment Fee") for each day during the period
                        --------------
from and including the Effective Date to, but excluding, the Maturity Date, equal to (i) the excess of, for each day during the Revolving Credit
Commitment Period, the Revolving Tranche Commitment of such Lender on such day over the sum of the aggregate outstanding principal balance of the Revolving Tranche Loans and the Letter of Credit Exposure of such Lender on such day multiplied by (ii) the percentage set forth below for the applicable pricing level in effect on such day:


                                                             Commitment
                  Pricing Level                            Fee Percentage
                 ---------------                          ----------------
-------------------------------------------------------------------------------
When the Leverage Ratio is equal to or greater                   0.500%
 than 3.75:1.00
-------------------------------------------------------------------------------
When the Leverage Ratio is less than 3.75:1.00                   0.350%
 but equal to or greater than 3.50:1.00
-------------------------------------------------------------------------------
When the Leverage Ratio is less than 3.50:1.00                   0.300%
 but equal to or greater than 3.00:1.00
-------------------------------------------------------------------------------
When the Leverage Ratio is less than 3.00:1.00                   0.250%
 but equal to or greater than 2.00:1.00
-------------------------------------------------------------------------------
When the Leverage Ratio is less than 2.00:1.00                   0.200%
 but equal to or greater than 1.50:1.00
-------------------------------------------------------------------------------
When the Leverage Ratio is less than 1.50:1.00                   0.175%
-------------------------------------------------------------------------------

          (b) Changes in the Commitment Fee resulting from a change in the Leverage Ratio, as evidenced by a Compliance Certificate delivered to the Administrative Agent pursuant to Section 7.1(c) evidencing such a change, shall become effective upon delivery of such Compliance Certificate. If the Borrower shall fail to deliver a Compliance Certificate in accordance with
Section 7.1(c) (each a "certificate delivery date"), for purposes of
                        -------------------------
calculating the Commitment Fee, the Leverage Ratio from and including such certificate delivery date to the date of delivery by the Borrower to the Administrative Agent of such Compliance Certificate shall be conclusively presumed to be greater than 3.75:1.00.

          (c) The Commitment Fee shall be payable quarterly in arrears on the last day of each March, June, September and December of each year, commencing on the first such day following the Effective Date, on any date the Aggregate Revolving Tranche Commitments are reduced pursuant to Section 2.6, and on the Maturity Date. The Commitment Fee shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

    3.2.  Letter of Credit Fees
          ---------------------

          (a) The Borrower agrees to pay to the Administrative Agent, for the account of the Lenders having a Revolving Tranche Commitment in accordance with each Lender's Commitment Percentage with respect to its Revolving Tranche Commitment, a fee (the "Letter of Credit Fee") with respect to each Letter
                        --------------------
of Credit for the period from and including the date of issuance thereof to and including the expiration date thereof, at the LC Rate on the maximum amount available to be drawn (under any contingency) under such Letter of Credit on such day.

          (b) The Borrower further agrees to pay to the Letter of Credit Issuuer, for its own account, a fee (the "LC Fronting Fee") with respect to each
                                          ---------------
Letter of Credit for each day during the period from and including the date of issuance thereof to and including the expiration date thereof, at a rate per annum equal to 0.075% on the maximum amount available to be drawn (under any contingency) under such Letter of Credit on such day.

          (c) The Letter of Credit Fee and the LC Fronting Fee shall be (i) calculated on the basis of a 360-day year for the actual number of days elapsed,
(ii) payable quarterly in arrears on the last day of each March, June, September and December of each year and on the Maturity Date and (iii) nonrefundable. In addition to the Letter of Credit Fee and the LC Fronting Fee, the Borrower agrees to pay to the Letter of Credit Issuer, for its own account, its standard fees and charges customarily charged to customers similar to the Borrower with respect to any Letter of Credit.


    3.3.  Pro Rata Treatment and Application of Principal Payments
          --------------------------------------------------------

          Each payment, including each prepayment, of principal and interest on the Loans and of the Commitment Fee and the Letter of Credit Fee shall be made by the Borrower without set-off or counterclaim and shall be made to the Administrative Agent in Dollars at the applicable Agent Payment Office in funds immediately available to the Administrative Agent at such office by 1:30 P.M. on the due date for such payment, and, promptly upon receipt thereof by the Administrative Agent, shall be remitted by the Administrative Agent, in like funds as received, (i) to the Lenders having a Revolving Tranche Commitment according to the Commitment Percentage of each Lender with respect to its Revolving Tranche Commitment, in the case of the Commitment Fee and the Letter of Credit Fee, (ii) to the Lenders pro rata according to the aggregate outstanding principal balance of the Revolving Tranche Loans and Term Tranche Loans, as the case may be, in the case of principal and interest due thereon and
(iii) to the Swing Line Lender in the case of principal and interest due on the Swing Line Loan. The failure of the Borrower to make any such payment by such time shall not constitute a default hereunder, provided that such payment is made on such due date, but any such payment made after 1:30 P.M. on such due date shall be deemed to have been made on the next Business Day for the purpose of calculating interest on amounts outstanding on the Loans. If any payment hereunder or under the Notes shall be due and payable on a day that is not a Business Day, the due date thereof (except as otherwise provided in the definition of Interest Period) shall be extended to the next Business Day and (except with respect to payments in respect of the Commitment Fee and the Letter of Credit Fee) interest shall be payable at the applicable rate specified herein during such extension. If any payment is made with respect to any Eurodollar Advance prior to the last day of the applicable Interest Period, the Borrower shall indemnify each Lender in accordance with Section 2.15.

4.  REPRESENTATIONS AND WARRANTIES
    ------------------------------

          In order to induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Revolving Credit Loans, the Letter of Credit Issuer to issue the Letters of Credit and the Lenders to participate therein, and the Swing Line Lender to make the Swing Line Loans and the Lenders to participate therein, the Borrower makes the following representations and warranties to the Administrative Agent and each Lender:

    4.1.  Subsidiaries; Capitalization
          ----------------------------

          The Borrower has only the Subsidiaries permitted by this Agreement.
Schedule 4.1 sets forth the Subsidiaries of the Borrower as of the Effective Date. The shares of each corporate Subsidiary are duly authorized, validly issued, fully paid and nonassessable and are owned free and clear of any Liens (except for Liens created in favor of the Collateral Agent by the Collateral Documents). The interest of the Borrower in each non-corporate Subsidiary is owned free and clear of any Liens (except for Liens created in favor of the Collateral Agent by the Collateral Documents). The outstanding capital Stock of each corporate Subsidiary of the Borrower on the Effective Date and the ownership interest in each non-corporate Subsidiary are as set forth on Schedule
4.1. As of the Effective Date, the owner of each issue of capital Stock listed on Schedule 4.1 is the registered and beneficial owner thereof. No Subsidiary has issued any securities convertible into Stock (or other equity interest) of such Subsidiary and there are no outstanding options or warrants to purchase Stock of such Subsidiary of any class or kind, and there are no voting trusts or similar agreements with respect thereto or other agreements or understandings with respect thereto which would restrict or limit the sale, pledge, assignment or other disposition thereof, including, without limitation, any right of first refusal, option, redemption, call or other rights with respect thereto, whether similar or dissimilar to any of the foregoing, or which would dilute the interest of the Borrower therein.

    4.2.  Existence and Power
          -------------------

Each of the Borrower, its Subsidiaries and the Credit Parties is duly organized or formed and validly existing in good standing under the laws of the jurisdiction of its incorporation or formation, has all requisite power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted therein or the Property owned therein makes such qualification necessary, except in each case where such failure so to qualify, and, in the case of East End Dialysis Center, Inc., Elberton Dialysis Facility, Inc., Carroll County

Dialysis Facility, Inc. and RTC Texas Acquisition, Inc., where such failure so to be in good standing under the laws of the jurisdiction of its incorporation or formation (which such failure to be in good standing shall be promptly remedied following the Effective Date), could not reasonably be expected to have a Material Adverse Effect.

    4.3.  Authority
          ---------

          Each of the Borrower, its Subsidiaries and the Credit Parties has full legal power and authority to enter into, execute, deliver and perform the terms of the Loan Documents to which it is a party, and the transactions contemplated thereby (including the Transactions) and, in the case of the Borrower, to make the borrowings contemplated hereby and by the Notes, to execute, deliver and carry out the terms of the Notes and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate or other applicable action and are in full compliance with its Certificate of Incorporation or By-Laws or its other organization documents.

    4.4.  Binding Agreement
          -----------------

          The Loan Documents (other than the Notes) constitute, and the Notes, when issued and delivered pursuant hereto for value received, will constitute, the valid and legally binding obligations of the Credit Parties in each case, to the extent it is a party thereto, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

    4.5.  Litigation
          ----------

          Except as set forth on Schedule 4.5, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority (whether purportedly on behalf of the Borrower, any of its Subsidiaries or any Credit Party) pending or, to the knowledge of the Borrower, threatened against the Borrower, any of its Subsidiaries or any Credit Party or any of their respective Properties or rights, that (i) if adversely determined, could reasonably be expected to have a Material Adverse Effect, (ii) expressly call into question the validity or enforceability of any of the Loan Documents, or
(iii) could reasonably be expected to result in the rescission, termination or cancellation of any material franchise, right, license, permit or similar authorization held by the Borrower or any of its Subsidiaries or any Credit Party.

    4.6.  Required Consents
          -----------------

          Except for information filings required to be made in the ordinary course of business that are not a condition to the Borrower's performance under the Loan Documents, no consent, authorization or approval of, filing with, notice to, or exemption by, stockholders, any Governmental Authority or any other Person is required to authorize, or is required in connection with the execution, delivery and performance of the Loan Documents and the transactions contemplated thereby (including the Transactions), or is required as a condition to the validity or enforceability of the Loan Documents.

    4.7.  No Conflicting Agreements
          -------------------------

          Neither the Borrower, any of its Subsidiaries nor any Credit Party is in default under any mortgage, indenture, contract or agreement to which it is a party, or by which it or any of its Property is bound, the effect of which default could reasonably be expected to have a Material Adverse Effect. The execution, delivery or carrying out of the terms of the Loan Documents and the transactions contemplated hereby and thereby (including the Transactions), will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon any Property of the Borrower or any of its Subsidiaries or result in a breach of or require the mandatory repayment of or other acceleration of payment under or pursuant to the terms of any such mortgage, indenture, contract or agreement.

    4.8.  Compliance with Applicable Laws
          -------------------------------

          Neither the Borrower, any of its Subsidiaries nor any Credit Party is in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Authority the effect of which default could reasonably be expected to have a Material Adverse Effect. The Borrower, each of its Subsidiaries and each Credit Party is complying in all material respects with all statutes, regulations, rules and orders applicable to Borrower, such Subsidiary or such Credit Party of all Governmental Authorities, including, without limitation, Environmental Laws and ERISA, the violation of which could reasonably be expected to have a Material Adverse Effect, provided that this sentence shall not extend to matters relating to compliance with federal Medicaid and Medicare statutes or the regulations promulgated pursuant to such statutes or related state or local statutes or regulations to the extent such matters are covered by Sections 4.19 and 4.20.

    4.9.  Taxes
          -----

          Except as provided on Schedule 4.9, all tax returns required to be filed by or on behalf of the Borrower, its Subsidiaries and each Credit Party have been filed and payment, and adequate provision for the payment, has been made for all taxes shown to be due and payable on said returns or in any assessments made against the Borrower, its Subsidiaries or any Credit Party (other than those being contested as required under Section 7.4) that would be material to the Borrower or its Subsidiaries taken as a whole, and no tax liens (other than a Permitted Lien described in Section 8.2(i)) have been filed with respect to the Borrower, its Subsidiaries or any Credit Party. The charges, accruals and reserves on the books of the Borrower, each of its Subsidiaries and each Credit Party with respect to all federal, state, local and other taxes are, to the best knowledge of the Borrower, adequate for the payment of all such material taxes, and the Borrower knows of no unpaid assessment that is due and payable against it, any of its Subsidiaries or any Credit Party or any claims being asserted that could reasonably be expected to have a Material Adverse Effect, except such thereof as are being contested as required under Section 7.4, and for which adequate reserves have been set aside in accordance with GAAP.

    4.10. Governmental Regulations
          ------------------------

          Neither the Borrower, any of its Subsidiaries nor any Credit Party is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act or the Investment Company Act of 1940, as amended, and neither the Borrower, any of its Subsidiaries nor any Credit Party is subject to any statute or regulation that prohibits or restricts the incurrence of Indebtedness under the Loan Documents, including, without limitation, statutes or regulations relative to common or contract carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

    4.11. Federal Reserve Regulations; Use of Proceeds
          --------------------------------------------

          Neither the Borrower, any of its Subsidiaries nor any Credit Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans or Letters of Credit has been or will be used, directly or indirectly, for a purpose that violates any law, rule or regulation of any Governmental Authority, including, without limitation, the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of the Loans or Letters of Credit has been or will be used, directly or indirectly, to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock.

    4.12. Plans
          -----

          The only Pension Plans in effect as of the Effective Date (the "Existing Pension Plans") are listed on Schedule 4.12. Each Employee Benefit
 ----------------------
Plan of the Borrower, its Subsidiaries, the Credit Parties and the ERISA Affiliates is in compliance with ERISA and the Code, where applicable, in all material respects. As of the Effective Date (i) the amount of all Unfunded Pension Liabilities under the Pension Plans, excluding any plan that is a Multiemployer Plan, does not exceed $0, and (ii) the amount of the aggregate Unrecognized Retiree Welfare Liability under all applicable Employee Benefit Plans does not exceed $100,000. Each of the Borrower, its Subsidiaries, the Credit Parties and the ERISA Affiliates has complied with the requirements of
Section 515 of ERISA with respect to each Pension Plan that is a Multiemployer Plan. As of the Effective Date, the aggregate potential annual withdrawal liability payments, as determined in accordance with Title IV of ERISA, of the Borrower, its Subsidiaries, the Credit Parties and the ERISA Affiliates with respect to all Pension Plans that are Multiemployer Plans is approximately $0. Each of the Borrower, its Subsidiaries, the Credit Parties and/or any ERISA Affiliate has, as of the Effective Date, made all material contributions or payments to or under each such Pension Plan required by law or the terms of such Pension Plan or any contract or agreement with respect thereto. No material liability to the PBGC has been, or is expected by the Borrower, any of its Subsidiaries, any Credit Party or any ERISA

Affiliate to be, incurred by the Borrower, such Subsidiary, such Credit Party or any ERISA Affiliate. Liability, as referred to in this Section includes any joint and several liability. Each Employee Benefit Plan that is a group health plan within the meaning of Section 5000(b)(1) of the Code is in material compliance with the continuation of health care coverage requirements of Section 4980B of the Code.

    4.13. Financial Statements
          --------------------

          The Borrower has heretofore delivered to the Administrative Agent and the Lenders copies of (i) the audited consolidated balance sheet of the Borrower as of December 31, 1999 and the related consolidated statements of income, stockholders' equity and cash flows for the fiscal year then ended and (ii) the unaudited consolidated balance sheet of the Borrower as of March 31, 2000 and the related consolidated statements of income and cash flows for the fiscal quarter then ended (with the related notes and schedules, the "Financial
                                                               ---------
Statements").  The Financial Statements fairly present the consolidated
----------
financial condition and results of the operations of the Borrower and its Subsidiaries, as the case may be, as of the dates and for the periods indicated therein and have been prepared in conformity with GAAP (except that the March 31, 2000 Financial Statements are subject to customary year end adjustments and do not include all footnotes required by GAAP). As of the Effective Date, except as reflected in the Financial Statements or in the notes thereto, neither the Borrower nor any of its Subsidiaries has any obligation or liability of any kind (whether fixed, accrued, contingent, unmatured or otherwise) that, in accordance with GAAP, should have been shown on the Financial Statements and was not. Since March 31, 2000 there has been no Material Adverse Change.

    4.14. Property
          --------

          Each of the Borrower, its Subsidiaries and each Credit Party has good and marketable title to all of its Property, title to which is material to the Borrower and its Subsidiaries taken as a whole, subject to no Liens, except for Permitted Liens.

    4.15. Franchises, Intellectual Property, Etc.
          ---------------------------------------

          Each of the Borrower, its Subsidiaries and each Credit Party possesses or has the right to use all franchises, Intellectual Property, licenses and other rights as are material and necessary for the conduct of its business, and with respect to which it is in compliance, with no known conflict with the valid rights of others that would reasonably be expected to have a Material Adverse Effect. No event has occurred that permits or, to the best knowledge of the Borrower, after notice or the lapse of time or both, or any other condition, could reasonably be expected to permit, the revocation or termination of any such franchise, Intellectual Property, license or other right which revocation or termination could reasonably be expected to have a Material Adverse Effect.

    4.16. Environmental Matters
          ---------------------

          (a) The Borrower, each of its Subsidiaries and each Credit Party is in material compliance with the requirements of all applicable Environmental Laws.

          (b) No Hazardous Substances have been generated or manufactured on, transported to or from, treated at, stored at or discharged from any Real Property in material violation of any Environmental Laws; no Hazardous Substances have been discharged into subsurface waters under any Real
Property in material violation of any Environmental Laws; no Hazardous Substances have been discharged from any Real Property on or into Property or waters (including subsurface waters) adjacent to any Real Property in material violation of any Environmental Laws; and there are not now, nor ever have been, on any Real Property any underground or above ground storage tanks in material violation of any Environmental Laws.

          (c) Neither the Borrower, nor any of its Subsidiaries or any Credit Party (i) has received notice (written or oral) or otherwise learned of any claim, demand, suit, action, proceeding, event, condition, report, directive, Lien, violation, non-compliance or investigation indicating or concerning any potential or actual material liability (including, without limitation, potential material liability for enforcement, investigatory costs, cleanup costs, government response costs, removal costs, remedial costs, natural resources damages, Property damages, personal injuries or penalties) arising in connection with: (x) any non-compliance with or violation of the requirements of any applicable Environmental Laws, or (y) the presence of any Hazardous Substance on any Real Property (or any Real Property previously owned by the Borrower, any of its Subsidiaries or any Credit Party) or the release or threatened release of any Hazardous Substance into the environment, (ii) has knowledge of any threatened or actual material liability in connection with the presence of any Hazardous Substance on any Real Property (or any Real Property previously owned by the Borrower, any of its Subsidiaries or any Credit Party) or the release or threatened release of any Hazardous Substance into the environment, (iii) has received notice of any federal or state investigation evaluating whether any material remedial action is needed to respond to the presence of any Hazardous Substance on any Real Property (or any Real Property previously owned by the Borrower, any of its Subsidiaries or any Credit Party) or a release or threatened release of any Hazardous Substance into the environment for which the Borrower, any of its Subsidiaries or any Credit Party is or may be liable, or
(iv) has received notice that the Borrower, any of its Subsidiaries or any Credit Party is or may be liable for a material amount to any Person under any Environmental Law.

          (d) For purposes of subsections (a), (b) and (c) of this Section 4.16 "material" shall mean any liability or potential liability of the Borrower and its Subsidiaries on a Consolidated basis for an aggregate amount in excess of $1,000,000.

    4.17. Labor Relations
          ---------------

          There are no material controversies pending between the Borrower, any of its Subsidiaries or any Credit Party and any of their respective employees, that could reasonably be expected to have a Material Adverse Effect.

    4.18. Burdensome Obligations
          ----------------------

          Neither the Borrower, any of its Subsidiaries nor any Credit Party is a party to or bound by any franchise, agreement, deed, lease or other instrument, or subject to any restriction that, in the opinion of the management of the Borrower, is so unusual or burdensome, in the context of its business, as in the foreseeable future might materially and adversely affect or impair the revenue or cash flow of the Borrower and its Subsidiaries taken as a whole, or the ability of the Borrower or its Subsidiaries taken as a whole to perform its, or their, obligations under the Loan Documents to which it is, or they are, a party. The Borrower does not presently anticipate that future expenditures by the Borrower, any of its Subsidiaries or any Credit Party needed to meet the provisions of federal or state statutes, orders, rules or regulations will be so burdensome as to result in a Material Adverse Effect or Material Adverse Change.

    4.19. Medicare Participation/Accreditation
          ------------------------------------

          Except as set forth in Schedule 4.19, the facilities operated by each of the Borrower and its Subsidiaries (the "Facilities") are qualified for
                                           ----------
participation in the Medicare and Medicaid programs (together with their respective intermediaries or carriers, the "Government Reimbursement Programs")
                                            ---------------------------------
and are entitled to reimbursement under the Medicare program for services rendered to qualified Medicare beneficiaries, and comply in all material respects with the conditions of participation in all Government Reimbursement Programs in which it participates or has participated. There is no pending or, to Borrower's knowledge, threatened proceeding or investigation by any of the Government Reimbursement Programs with respect to (i) the Borrower's or any of its Subsidiaries' qualification or right to participate in any Government Reimbursement Program in which it participates or has participated, (ii) the compliance or non-compliance by the Borrower or any of its Subsidiaries with the terms or provisions of any Government Reimbursement Program in which it participates or has participated, or (iii) the right of the Borrower or any of its Subsidiaries to receive or retain amounts received or due or to become due from any Government Reimbursement Program in which it participates or has participated, which proceeding or investigation, together with all other such proceedings and investigations, could reasonably be expected to (x) have a Material Adverse Effect or (y) result in Consolidated net operating revenues for any (including any future) four fiscal quarter period of the Borrower constituting less than 95% of Consolidated net operating revenues for the immediately preceding four fiscal quarter period of the Borrower.

    4.20. Fraud and Abuse
          ---------------

          Neither the Borrower nor any of its Subsidiaries, nor any of their respective officers or directors has, on behalf of the Borrower or any of its Subsidiaries, knowingly or willfully violated the federal Medicare and Medicaid statutes, 42 U.S.C. (S)1320a-7b, or the regulations promulgated pursuant to such statutes or related state or local statutes or regulations, including but not limited to the following: (i) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any applications for any benefit or payment; (ii) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (iii) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently; (iv) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind or offering to pay such remuneration (a) in return for referring an individual to a Person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare, Medicaid or other applicable third-party payers, or (b) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service or item for which payment may be made in whole or in part by Medicare, Medicaid or other applicable third-party payers. With respect to this Section, knowledge of an individual director or officer of the Borrower or a Subsidiary of any of the events described in this Section shall not be imputed to the Borrower or such Subsidiary unless such knowledge was obtained or learned by the director or officer in his or her official capacity as a director or officer of the Borrower or such Subsidiary.

    4.21. No Misrepresentation
          --------------------

          The information provided by the Borrower, any of its Subsidiaries or any Credit Party in connection with the transactions contemplated hereby, taken as a whole does not contain a misstatement of material fact, or, to the best knowledge of the Borrower, omit to state a material fact required to be stated in order to make the statements therein contained not misleading in the light of the circumstances under which made. All financial projections, if any, delivered by the Borrower to the Administrative Agent and the Lenders were based on good faith estimates and assumptions believed by the Borrower to be reasonable at the time made.

    4.22. Subordinated Indebtedness
          -------------------------

          The subordination provisions of (i) the RTC Convertible Subordinated Indenture, (ii) the RTC Convertible Subordinated Notes, (iii) the RTC Convertible Subordinated Guaranty, (iv) any Subordinated Indebtedness now existing or hereafter incurred or assumed by the Borrower and (v) any guarantee by any Subsidiary of the Borrower of any Subordinated Indebtedness will be enforceable against the holders thereof, and the Loans and all other monetary obligations hereunder and all monetary obligations under the Subsidiary Guaranty will constitute "Senior Indebtedness" and "Designated Senior Indebtedness" (or any comparable terms) as defined in such provisions.

    4.23. Survival of Rights Created under Existing Revolving Credit Agreement
          --------------------------------------------------------------------

          The Borrower acknowledges and agrees that any choses in action or other rights created in favor of any Lender and their respective successors and assigns arising out of the representations and warranties of the Borrower contained in or delivered (including representations and warranties delivered in connection with the making of loans and issuance of letters of credit thereunder) in connection with the Existing Revolving Credit Agreement, shall survive the execution and delivery of this Agreement. The Borrower and Lenders acknowledge that certain representations and warranties made by the Borrower under the Existing Revolving Credit Agreement (including representations and warranties as to the future consequences of certain events which occurred prior to the date of this Agreement) were made subject to changes in the facts and conditions on which such representations and warranties were based, which such changes were permitted or required under the Existing Revolving Credit Agreement or this Agreement and any such representations and warranties incorporated herein are so incorporated subject to such changes permitted or required under the Existing Revolving Credit Agreement or this Agreement.

5.  CONDITIONS TO EFFECTIVENESS OF AGREEMENT
    ----------------------------------------

         The effectiveness of this Agreement shall be subject to the fulfillment of the following conditions precedent:

    5.1.  Evidence of Action
          ------------------

          (a)  The Borrower.  The Administrative Agent shall have received a
               ------------
certificate dated the Effective Date, of the Secretary or Assistant Secretary of the Borrower (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken by it to authorize the Loan Documents to which it is a party and the transactions contemplated thereby, (ii) attaching a true and complete copy of its Certificate of Incorporation and By-Laws, (iii) setting forth the incumbency of its officer or officers who may sign such Documents, including therein a signature specimen of such officer or officers and (iv) attaching a certificate of good standing of the Secretary of State of the States of Delaware and California.

          (b)  The Guarantors.  The Administrative Agent shall have received a
               --------------
certificate, dated the Effective Date, of the Secretary or Assistant Secretary of each Guarantor (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the

Administrative Agent) taken by it to authorize the Loan Documents to which it is a party and the transactions contemplated thereby, (ii) attaching a true and complete copy of its Articles of Incorporation and By-Laws, (iii) setting forth the incumbency of its officer or officers who may sign such Documents, including therein a signature specimen of such officer or officers and (iv) attaching a certificate of good standing of the Secretary of State of such Guarantor's jurisdiction of organization and principal place of business.

    5.2.  This Agreement
          --------------

          The Administrative Agent shall have received counterparts of this Agreement signed by each of the Borrower, the Administrative Agent, the Documentation Agent, the Syndication Agent, the Letter of Credit Issuer, the Swing Line Lender and the Required Lenders (or receipt by the Administrative Agent from a party hereto of a fax signature page signed by such party which shall have agreed to promptly provide the Administrative Agent with originally executed counterparts hereof).

    5.3.  Notes
          -----

          The Administrative Agent shall have received the Revolving Tranche Notes, the Term Tranche Notes and the Swing Line Note, duly executed by an Authorized Signatory of the Borrower. Each Lender upon its receipt of its Revolving Credit Note and Term Tranche Note and the Swing Line Lender upon its receipt of its Swing Line Note shall promptly return to the Borrower for cancellation its existing revolving credit note, and in the case of the Swing Line Lender its existing swing line note, delivered to it pursuant to the Existing Revolving Credit Agreement, upon which such existing revolving credit note and swing line note shall be deemed null and void.

    5.4.  Subsidiary Guaranty
          -------------------

          The Administrative Agent shall have received counterparts of the Subsidiary Guaranty duly signed by each Guarantor.

    5.5.  Security Agreement
          ------------------

          The Administrative Agent shall have received counterparts of the Security Agreement duly signed by the Borrower and each Guarantor, together with the following:

          (a) any stock certificates representing shares of capital stock owned by or on behalf of any Credit Party constituting Collateral as of the Effective Date;

          (b) any promissory notes and other instruments evidencing all loans, advances and other debt owed or owing to any Credit Party constituting Collateral as of the Effective Date;

          (c) stock powers and instruments of transfer, endorsed in blank, with respect to such stock certificates, promissory notes and other instruments; and

          (d) all instruments and other documents, including Uniform Commercial Code financing statements and grants of intellectual property interests as required by the Security Agreement, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement.

    5.6.  Intercreditor Agreement
          -----------------------

          The Intercreditor Agreement shall have been executed and delivered by the Administrative Agent, the Administrative Agent (under and as defined in the Term Loan Facility), the Collateral Agent and the Credit Parties.

    5.7.  Term Loan Facility
          ------------------

          The Term Loan Facility shall have been duly executed and shall have become effective, and the Administrative Agent shall have received a certificate of an Authorized Signatory of the Borrower attaching a true and correct copy of the executed Term Loan Facility. The Lenders hereby consent to the Term Loan Facility as in effect on the Effective Date.

    5.8.  Litigation
          ----------

          There shall be no injunction, writ, preliminary restraining order or other order of any nature issued by any Governmental Authority in any respect affecting the transactions provided for herein and no action or proceeding by or before any Governmental Authority shall have been commenced and be pending or, to the knowledge of the Borrower, threatened, seeking to prevent or delay the transactions contemplated by the Loan Documents or challenging any other terms and provisions thereof or seeking any damages in connection therewith, and the Administrative Agent shall have received a certificate of an Authorized Signatory of the Borrower to the foregoing effects.

    5.9.  Opinion of Counsel to the Credit Parties
          ----------------------------------------

          The Administrative Agent shall have received opinions of (i) the general counsel to the Borrower and the other Credit Parties, addressed to the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer, the Swing Line Lender, the Documentation Agent, the Syndication Agent and the Lenders, and dated the Effective Date, substantially in the form of Exhibit F-1, and (ii) Riordan & McKinzie, special counsel to the Borrower and the other Credit Parties, addressed to the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer, the Swing Line Lender, the Documentation Agent, the Syndication Agent and the Lenders, and dated the Effective Date, substantially in the form of Exhibit F-2. It is understood that such opinions are being delivered to the Administrative Agent, the Collateral Agent, the Letter of

Credit Issuer, the Swing Line Lender, the Documentation Agent, the Syndication Agent and the Lenders upon the direction of the Borrower and the Credit Parties and that the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer, the Swing Line Lender, the Documentation Agent, the Syndication Agent and the Lenders may and will rely upon such opinions.

    5.10.  Compliance Certificate
           ----------------------

           The Administrative Agent shall have received a compliance certificate, dated the Effective Date, certified by an Authorized Signatory of the Borrower to the effect that the Borrower is in compliance with Sections 7.12 through 7.15 and 8.17 on the Effective Date (after giving effect to this Agreement).

    5.11.  Aggregate Revolving Credit Commitment Reduction and Prepayment
           --------------------------------------------------------------

           (a) Immediately prior to the effectiveness of this Agreement, the Aggregate Revolving Credit Commitments (as defined in the Existing Revolving Credit Agreement) in the amount of $605,313,507 (which equals the amount of such Aggregate Revolving Credit Commitments as in effect immediately prior to the effectiveness of this Agreement) shall be deemed reduced to $472,806,407 (which equals the aggregate outstanding principal amount of the Aggregate Credit Exposure, as defined in the Existing Revolving Credit Agreement, as in effect immediately prior to the effectiveness of this Agreement and the prepayment referred to in clause (b) below), which reduction shall be deemed to have been applied to the scheduled reductions in such Aggregate Revolving Credit Commitments required by Section 2.6(b) of the Existing Revolving Credit Agreement in direct order of their maturity.

           (b) Immediately prior to the effectiveness of this Agreement, the Borrower shall have made a prepayment of the Revolving Credit Loans (as defined in the Existing Revolving Credit Agreement) in an amount equal to $23,474,329, which prepayment shall be deemed to effect a reduction of the Aggregate Revolving Credit Commitments (as defined in the Existing Revolving Credit Agreement), as in effect immediately prior to the effectiveness of this Agreement, in an equal amount (and the resulting Aggregate Revolving Credit Commitments, after giving effect to the reduction referred to in (a) above, shall be deemed reduced to $449,332,078), which reduction shall be deemed to have been applied to the scheduled reductions in such Aggregate Revolving Credit Commitments required by Section 2.6(b) of the Existing Revolving Credit Agreement in direct order of their maturity.

    5.12.  Fees
           ----
           All fees payable to the Administrative Agent, the Co-Arrangers, the Syndication Agent and the Lenders on or prior to the Effective Date shall have been paid.

    5.13.  Fees and Expenses of Steering Committee, Agents and Special Counsel
           -------------------------------------------------------------------

           The reasonable fees and expenses of the steering committee, its counsel, the Administrative Agent, the Syndication Agent and the Special Counsel in connection with the preparation, negotiation and closing of the Loan Documents shall have been paid.

    5.14.  Documentation and Proceedings
           -----------------------------

           All corporate or other organizational and legal proceedings and all documents and papers in connection with the transactions contemplated by the Loan Documents shall be satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all documents that the Administrative Agent or the Required Lenders may reasonably have requested in connection therewith, such documents (where appropriate) to be certified by an Authorized Signatory of the Borrower or proper Governmental Authorities.

    5.15.  Required Acts and Conditions
           ----------------------------

           All acts, conditions and things (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any filings, recordings or registrations) required to be done, performed and to have happened on or prior to the Effective Date and that are necessary for the continued effectiveness of the Loan Documents shall have been done and performed and shall have happened in due compliance with all applicable laws.

    5.16.  Approval of Special Counsel
           ---------------------------
           All legal matters in connection with the effectiveness of this Agreement shall be reasonably satisfactory to Special Counsel.

    5.17.  Other Documents
           ---------------
           The Administrative Agent shall have received such other documents as the Administrative Agent or the Required Lenders shall reasonably request.

    5.18.  Officers' Certificate Regarding Certain Conditions.
           ---------------------------------------------------

           The following conditions shall be satisfied and the Borrower shall have delivered to the Administrative Agent a certificate of an Authorized Signatory of the Borrower in form and substance satisfactory to the Administrative Agent, to the following effect:

           (a)  Representations and Warranties.  The representations and
                ------------------------------
warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the Effective Date (after giving effect to this Agreement) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

          (b)  No Event of Default.  No event shall have occurred and be
               -------------------
continuing as the Effective Date (after giving effect to this Agreement) that would constitute a Default or an Event of Default.

          (c)  Performance of Agreements.  Each Credit Party shall have
               -------------------------
performed in all material respects all agreements and satisfied all conditions which the Loan Documents provide shall be performed or satisfied by such Credit Party on or before the Effective Date.

6.  CONDITIONS OF LENDING - ALL LOANS AND LETTERS OF CREDIT
    -------------------------------------------------------

          The obligation of each Lender having a Revolving Tranche Commitment to make any Revolving Tranche Loan, the Swing Line Lender to make a Swing Line Loan or the Letter of Credit Issuer to issue any Letter of Credit on a Borrowing Date and each Lender having a Revolving Tranche Commitment to participate therein is subject to the satisfaction of the following conditions precedent as of the date of such Loan or the issuance of such Letter of Credit, as the case may be:

    6.1.  Compliance
          ----------

          On each Borrowing Date and after giving effect to the Loans to be made or the Letters of Credit to be issued thereon, (a) each Credit Party shall be in compliance with all of the terms, covenants and conditions of each Loan Document to which it is a party, (b) there shall exist no Default or Event of Default,
(c) the representations and warranties contained in the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made on such Borrowing Date, (d) the Aggregate Credit Exposure will not exceed the Aggregate Revolving Credit Commitments, and (e) the Aggregate Revolving Tranche Exposure will not exceed the Aggregate Revolving Tranche Commitments and (f) the aggregate outstanding principal balance of the Swing Line Loans will not exceed the Swing Line Commitment. Each borrowing by the Borrower and each request by the Borrower for the issuance of a Letter of Credit shall constitute a certification by the Borrower as of such Borrowing Date that each of the foregoing matters is true and correct in all respects.

    6.2.  Loan Closings
          -------------

          All documents required by the provisions of the Loan Documents to be executed or delivered to the Administrative Agent on or before the applicable Borrowing Date shall have been executed and shall have been delivered at the office of the Administrative Agent set forth in Section 11.2 on or before such Borrowing Date.

    6.3.  Borrowing Request
          -----------------

          With respect to the making of each Loan, the Administrative Agent shall have received a Borrowing Request duly executed by an Authorized Signatory of the Borrower.

    6.4.  Letter of Credit Request
          ------------------------

          With respect to the issuance of each Letter of Credit, the Administrative Agent shall have received a Letter of Credit Request and a Reimbursement Agreement, in each case duly executed by an Authorized Signatory of the Borrower.

    6.5.  Documentation and Proceedings
          -----------------------------

          All corporate or other organizational and legal proceedings and all documents and papers in connection with the transactions contemplated by the Loan Documents shall be satisfactory in form and substance to the Administrative Agent and the Administrative Agent shall have received all information and copies of all documents that the Administrative Agent or the Required Lenders may reasonably have requested in connection therewith, such documents (where appropriate) to be certified by an Authorized Signatory of the Borrower or proper Governmental Authorities.

    6.6.  Required Acts and Conditions
          ----------------------------

          All acts, conditions and things (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any filings, recordings or registrations) required to be done, performed and to have happened on or prior to such Borrowing Date and that are necessary for the continued effectiveness of the Loan Documents shall have been done and performed and shall have happened in due compliance with all applicable laws.

    6.7.  Approval of Special Counsel
          ---------------------------
          All legal matters in connection with the making of each Loan shall be reasonably satisfactory to Special Counsel.

    6.8.  Supplemental Opinions
          ---------------------

         If requested by the Administrative Agent with respect to the applicable Borrowing Date, there shall have been delivered to the Administrative Agent favorable supplementary opinions of counsel to the Borrower or the Guarantors, addressed to the Administrative Agent, the Co-Arrangers, the Documentation Agent, the Syndication Agent, the Lenders and Special Counsel and dated such Borrowing Date, covering such matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

    6.9.  Other Documents
          ---------------

          The Administrative Agent shall have received such other documents as the Administrative Agent or the Required Lenders shall reasonably request.

7.  AFFIRMATIVE COVENANTS
    ---------------------

          The Borrower agrees that, so long as this Agreement is in effect, any Loan or reimbursement obligation (contingent or otherwise) in respect of any Letter of Credit remains outstanding and unpaid, or any other amount is owing under any Loan Document to any Lender or the Administrative Agent, the Borrower shall:

    7.1.  Financial Statements
          --------------------

          Maintain a standard system of accounting in accordance with sound business practices sufficient to permit preparation of financial statements in conformity with GAAP, and furnish or cause to be furnished to the Administrative Agent and each Lender:

          (a) As soon as available, but in any event within 90 days after the end of each fiscal year, (i) a copy of the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, together with the related consolidated statements of income, stockholders' equity and cash flows as of and through the end of such fiscal year, setting forth in each case in comparative form the figures for the preceding fiscal year, (ii) a copy of the letter (such letter to conform to the then existing AICPA reporting guidelines) of the Accountants addressed to the board of directors of the Borrower to the effect that, in connection with the procedures performed in obtaining a basis for certification of the audited consolidated financial statements of the Borrower, the Accountants obtained no knowledge, in the course of performing their audit, that would indicate that the Borrower was in violation of any financial covenant contained in this Agreement or of the existence of any Default by the Borrower under this Agreement, and (iii) a copy of any management letter delivered by the Accountants. The consolidated balance sheet and consolidated statements of income, stockholders' equity and cash flows shall be audited and certified without qualification by the Accountants, which certification shall (i) state that the examination by such Accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances, and (ii) include the opinion of such Accountants that such consolidated financial statements have been prepared in accordance with GAAP in a manner consistent with prior fiscal periods, except as otherwise specified in such opinion.

      (b) As soon as available, but in any event within 45 days after the end of each fiscal quarter (90 days after the end of the fourth quarter), a copy of the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of each such quarterly period, together with the related consolidated and consolidating statements of income and cash flows for such period and for the elapsed portion of the fiscal year through such date, setting forth in each case in comparative form the figures for the corresponding periods of the preceding fiscal year, certified by the chief financial officer of the Borrower (or such other officer acceptable to the Administrative Agent), as being complete and correct in all material respects and as presenting fairly the consolidated and consolidating financial condition and the consolidated and consolidating results of operations of the Borrower and its Subsidiaries; provided that such consolidating financial statements shall not be required when the Leverage Ratio shall be less than 3.75:1.00 at all times during the immediately preceding two fiscal quarters in respect of which financial statements and a Compliance Certificate have been delivered to the Administrative Agent and the Lenders pursuant to this Section 7.1.

          (c) Within 45 days after the end of each of the first three fiscal quarters in each year and within 90 days after the end of the last fiscal quarter in each year, a Compliance Certificate, certified by the chief financial officer of the Borrower (or such other officer as shall be acceptable to the Administrative Agent).

          (d) Within 90 days after the end of each fiscal year, updated projections in reasonable detail prepared on a quarterly basis for the current fiscal year and on an annual basis for each fiscal year thereafter through the Maturity Date, and at least once each year hold an annual meeting for the Lenders regarding the Borrower's performance, projections and business plan.

          (e) Such other information as the Administrative Agent, the Documentation Agent, the Syndication Agent or any Lender may reasonably request from time to time.

    7.2.  Certificates; Other Information
          -------------------------------

          Furnish to the Administrative Agent and each Lender:

          (a) Prompt written notice if: (i) any Indebtedness of the Borrower and/or any of its Subsidiaries in excess of $1,000,000 on an aggregate basis is declared or shall become due and payable prior to its stated maturity, or is called and not paid when due, (ii) a default shall have occurred under any note (other than the Notes) or the holder of any such note, or other evidence of Indebtedness, certificate or security evidencing any such Indebtedness or any obligee with respect to any other Indebtedness of the Borrower and/or any of its Subsidiaries in excess of $1,000,000 on an aggregate basis has the right to declare any such Indebtedness due and payable prior to its stated maturity, or
(iii) there shall occur and be continuing a Default or an Event of Default;

          (b) Prompt written notice of: (i) any citation, summons, subpoena, order to show cause or other document naming the Borrower or any of its Subsidiaries a party to any proceeding before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect or that expressly calls into question the validity or enforceability of any of the Loan Documents, and include with such notice a copy of such citation, summons, subpoena, order to show cause or other document, (ii) any lapse or other termination of any material Intellectual Property, license, permit, franchise or other authorization issued to the Borrower or any of its Subsidiaries by any Person or Governmental Authority, or (iii) any refusal by any Person or Governmental Authority to renew or extend any such material Intellectual Property, license, permit, franchise or other authorization, which lapse, termination, refusal or dispute could reasonably be expected to have a Material Adverse Effect;

          (c) Promptly upon becoming available, copies of all (i) regular, periodic or special reports, schedules and other material that the Borrower or any of its Subsidiaries may now or hereafter be required to file with or deliver to any securities exchange or the SEC, or any other Governmental Authority succeeding to the functions thereof and (ii) material news releases and annual reports relating to the Borrower or any of its Subsidiaries;

          (d) Prompt written notice in the event that the Borrower, any of its Subsidiaries or any ERISA Affiliate knows, or has reason to know, that (i) any Termination Event with respect to a Pension Plan has occurred or will occur, (ii) any condition exists with respect to a Pension Plan that presents a material risk of termination of the Pension Plan, imposition of an excise tax, requirement to provide security to the Pension Plan or other liability on the Borrower, any of its Subsidiaries or any ERISA Affiliate,
(iii) the Borrower, any of its Subsidiaries or any ERISA Affiliate has applied for a waiver of the minimum funding standard under Section 412 of the Code with respect to a Pension Plan, (iv) the aggregate amount of the Unfunded Pension Liabilities under all Pension Plans is in excess of $500,000, (v) the aggregate amount of Unrecognized Retiree Welfare
Liability under all applicable Employee Benefit Plans is in excess of $500,000, (vi) the Borrower, any of its Subsidiaries or any ERISA Affiliate has engaged in a Prohibited Transaction with respect to an Employee Benefit Plan in which the aggregate "amount involved" (as defined in Section
4975(f) of the Code) is in excess of $500,000, (vii) the imposition of any tax in excess of $500,000 in the aggregate on the Borrower, its Subsidiaries and ERISA Affiliates under Section 4980B(a) of the Code or
(viii) the assessment of a civil penalty under Section 502(c) of ERISA in excess of $500,000 in the aggregate on the Borrower, its Subsidiaries and ERISA Affiliates, together with a certificate of the president or chief financial officer of the Borrower (or such other officer as shall be acceptable to the Administrative Agent) setting forth the details of such event and the action that the Borrower, such Subsidiary or such ERISA
Affiliate proposes to take with respect thereto, together with a copy of all notices and filings with respect thereto.

          (e) Prompt written notice in the event that the Borrower, any of its Subsidiaries or any ERISA Affiliate shall receive a demand letter from the PBGC notifying the Borrower, such Subsidiary or such ERISA Affiliate of any final decision finding liability in an aggregate amount in excess of $500,000 and the date by which such liability must be paid, together with a copy of such letter and a certificate of the president or chief financial officer of the Borrower (or such other officer as shall be acceptable to the Administrative Agent) setting forth the action that the Borrower, such Subsidiary or such ERISA Affiliate proposes to take with respect thereto.

          (f) Promptly upon the same becoming available, and in any event by the date such amendment is adopted, a copy of any Pension Plan amendment that the Borrower, any of its Subsidiaries or any ERISA Affiliate proposes to adopt that would require the posting of security under Section 401(a)(29) of the Code, together with a certificate of the president or chief financial officer of the Borrower (or such other officer as shall be acceptable to the Administrative Agent) setting forth the reasons for the adoption of such amendment and the action that the Borrower, such Subsidiary or such ERISA Affiliate proposes to take with respect thereto.

          (g) As soon as possible and in any event by the tenth Business Day after any required installment or other payment under Section 412 of the Code owed to a Pension Plan shall have become due and owing and remain unpaid, a copy of the notice of failure to make required contributions provided to the PBGC by the Borrower, any of its Subsidiaries or any ERISA Affiliate under Section 412(n) of the Code, together with a certificate of the president or chief financial officer of the Borrower (or such other officer as shall be acceptable to the Administrative Agent) setting forth the action that the Borrower, such Subsidiary or such ERISA Affiliate proposes to take with respect thereto.

          (h) Prompt written notice of any order, notice, claim or proceeding recieved by, or brought against, the Borrower or any of its Subsidiaries, or with respect to any of the Real Property, under any Environmental Law that could have a Material Adverse Effect.

          (i) Prompt written notice of any loss, forfeiture, non-renewal or termination or the commencement of any action or proceeding or the issuance of any notice to effect any of the foregoing, with respect to any license, agreement or authorization that could reasonably be expected to have a Material Adverse Effect.

          (j) A certificate no later than three Business Days prior to the consummation of any Permitted Acquisition: (i) identifying such Permitted Acquisition, (ii) specifying the total consideration to be paid with respect to such Permitted Acquisition, the aggregate total consideration paid with respect to all Permitted Acquisitions (including such proposed Permitted
Acquisition) made after the Effective Date and such other information as the Administrative Agent shall reasonably require, and (iii) certifying that immediately before and after giving effect thereto no Default or Event of Default shall exist.

          (k) Within 40 days after the end of each calendar month, a report specifying (in a format reasonably acceptable to the Administrative Agent): (i) Permitted Acquisitions made (A) during such calendar month and (B) during the period from July 1, 2000 through the end of such calendar month, (ii) Maintenance Capital Expenditures and Development Capital Expenditures
(stated separately) of the Borrower and its Subsidiaries (on a Consolidated basis determined in accordance with GAAP) made (A) during such calendar month and (B) during the period from July 1, 2000 through the end of such calendar month, and (iii) an accounts receivable aging summary by account debtor group as at the end of such month, provided that this subsection (k) shall not be applicable when the Leverage Ratio shall be less than 3.75:1.00 at all times during the immediately preceding two fiscal quarters in respect of which financial statements and a Compliance Certificate have been delivered to the Administrative Agent and the Lenders pursuant to Section 7.1.

  7.3.  Legal Existence
        ---------------

        Maintain, and cause each of its Subsidiaries so to maintain, its corporate, partnership or other existence, as the case may be, in good standing in the jurisdiction of its incorporation or formation and in each other jurisdiction in which it is required to do so, except, in each case, where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

  7.4.  Taxes
        -----

        Pay and discharge when due, and cause each of its Subsidiaries so to do, all Taxes, assessments and governmental charges, license fees and levies upon, or with respect to the Borrower or such Subsidiary and all Taxes upon the income, profits and Property of the Borrower and its Subsidiaries, that, if unpaid, could reasonably be expected to have a Material Adverse Effect or become a Lien on the Property of the Borrower or such Subsidiary (other than a Lien described in Section 8.2(i)), unless and to the extent only that such Taxes, assessments, charges, license fees and levies shall be contested in good faith and by appropriate proceedings diligently conducted by the Borrower or such Subsidiary, provided that the Borrower shall give the Administrative Agent prompt notice of such contest and that such reserve or other appropriate provision as shall be required by the Accountants in accordance with GAAP shall have been made therefor.

  7.5.  Insurance
        ---------

      (a) Maintain, and cause each of its Subsidiaries to maintain, (i) insurance with financially sound insurance carriers on such of its Property, against at least such risks, and in at least such amounts, as are usually insured against by similar businesses, including, without limitation, public liability (bodily injury and property damage), fidelity, and workers' compensation, and file with the Administrative Agent within ten Business Days after request therefor a detailed list of such insurance then in effect, stating the names of the carriers thereof, the policy numbers, the insureds thereunder, the amounts of insurance, dates of expiration thereof, and the Property and risks covered thereby, together with a certificate of the chief financial officer of the Borrower (or such other officer as shall be acceptable to the Administrative Agent) certifying that in the opinion of such officer such insurance is adequate in nature and amount, complies with the obligations of the Borrower under this Section, and is in full force and effect, and (ii) such other insurance as is required under the Collateral Documents.

    (b) Maintain, and cause each of its Subsidiaries to maintain, insurance covering (i) physical loss or damage to the Collateral against all risks and
(ii) liability arising from the use or intended use, or otherwise attributable or relating to, the Collateral, in each case in accordance with Section 7.5(a). The policies covering such insurance (A) shall, in the case of each policy under clause (i) of this subsection, contain a standard loss payable clause and shall name the Collateral Agent as loss payee (and, if required by the Collateral Agent, sole loss payee) in respect of each claim relating to the Collateral and resulting in a payment thereunder in excess of $100,000, (B) shall, in the case of each policy under clause (ii) of this paragraph, be indorsed to provide, in respect of the interests of the Collateral Agent and the other secured parties under the Collateral Documents, that the Collateral Agent shall be an additional insured and (C) shall, in the case of each policy under clauses (i) and (ii) of this subsection, provide (if required by the Collateral Agent) that 30 days' prior written notice of any cancellation or modification thereof or any reduction of amounts payable thereunder shall be given to the Collateral Agent and in the event that the Borrower at any time or times shall fail to pay any premium in whole or part relating thereto, the Administrative Agent or the Collateral Agent may, in its sole discretion, pay such premium. The Borrower, on behalf of itself and each of its Subsidiaries, irrevocably makes, constitutes and appoints each of the Administrative Agent and the Collateral Agent (and all officers, employees or agents designated by the Administrative Agent or the Collateral Agent) as its true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of the Borrower or such Subsidiary on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that the Borrower or any Subsidiary at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Administrative Agent or the Collateral Agent may, without waiving or releasing any obligation or liability of the Borrower hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent or the Collateral Agent deems advisable. All sums disbursed by the Administrative Agent or the Collateral Agent in connection with this subsection, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Borrower to the Administrative Agent or the Collateral Agent, as applicable, and shall be additional Obligations secured by the Collateral. Provided that no Event of Default shall exist, the Collateral Agent, upon its receipt thereof, shall pay over to the Borrower the proceeds of any such insurance payment received by the Collateral Agent in its capacity as Collateral Agent to enable the Borrower to repair or replace the Property in respect of which such insurance payment was received. To the extent that the Borrower shall not repair or replace such Property within 365 days from its receipt of such insurance payment or if an Event of Default shall exist, the Borrower, at the request of the Administrative Agent, shall prepay the Term Tranche Loans (and if no Term Tranche Loans are outstanding, the Revolving Tranche Loans) and the Term Loans (based on the Revolver Prepayment Fraction and the Term Prepayment Fraction thereof) in an amount equal to the total amount of such insurance payment less any amounts previously applied to the repair or replacement of the Property in respect of which such property insurance proceeds were received and, until such time, any such amount held by the Collateral Agent shall continue to be held by the Collateral Agent as Collateral.

    7.6.  Payment of Indebtedness and Performance of Obligations
          ------------------------------------------------------

          Pay and discharge when due, and cause each of its Subsidiaries to pay and discharge when due, all lawful Indebtedness, obligations and claims for labor, materials and supplies or otherwise that, if unpaid, could reasonably be expected to (i) have a Material Adverse Effect or (ii) become a Lien upon Property of the Borrower or any of its Subsidiaries in excess of $1,000,000 on an aggregate consolidated basis for the Borrower and its Subsidiaries, other than a Permitted Lien, unless and to the extent only that the validity of such Indebtedness, obligation or claim shall be contested in good faith and by appropriate proceedings diligently conducted by it, provided that the Borrower shall give the Administrative Agent prompt notice of any such contest and that such reserve or other appropriate provision as shall be required by the Accountants in accordance with GAAP shall have been made therefor.

    7.7.  Condition of Property
          ---------------------

          At all times, maintain, protect and keep in good repair, working order and condition (ordinary wear and tear excepted), and cause each of its Subsidiaries so to do, all Property necessary to the operation of the Borrower's or such Subsidiary's business.

    7.8.  Observance of Legal Requirements
          --------------------------------

          Observe and comply in all respects, and cause each of its Subsidiaries so to do, with all laws, ordinances, orders, judgments, rules, regulations, certifications, franchises, permits, licenses, directions and requirements of all Governmental Authorities, that now or at any time hereafter may be applicable to it, including, without limitation, ERISA and all Environmental Laws, a violation of which could reasonably be expected to have a Material Adverse Effect, except such thereof as shall be contested in good faith and by appropriate proceedings diligently conducted by it, provided that the Borrower shall give the Administrative Agent prompt notice of such contest and that such reserve or other appropriate provision as shall be required by the Accountants in accordance with GAAP shall have been made therefor.

    7.9.  Inspection of Property; Books and Records; Discussions
          ------------------------------------------------------

          Keep proper books of record and account in which full, true and correct entries sufficient to permit preparation of financial statements in conformity with GAAP and all requirements of law shall be made of all dealings and transactions in relation to its business and activities and permit representatives of the Administrative Agent, the Documentation Agent, the Syndication Agent and any Lender to visit its offices, to inspect any of its Property and examine and make copies or abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, prospects, licenses, Property and financial condition of the Borrower and its Subsidiaries with the officers thereof and the Accountants (provided that the Borrower is given reasonable notice and an opportunity to attend or participate in any such discussion).

    7.10. Licenses, Intellectual Property
          -------------------------------

          Maintain, and cause each of its Subsidiaries to maintain, in full force and effect, all licenses, franchises, Intellectual Property, permits, licenses, authorizations and other rights as are necessary for the conduct of its business, the failure of which to maintain could reasonably be expected to have a Material Adverse Effect.

    7.11. Additional Guarantors; Additional Collateral
          --------------------------------------------

          Within 30 days after the occurrence of an Additional Guarantor Event,
(i) cause such Person that became a wholly-owned Domestic Subsidiary of the Borrower and that is not a Guarantor to become a party to the Subsidiary Guaranty and the Security Agreement, and (ii) deliver or cause to be delivered to the Administrative Agent with respect to each such Subsidiary, simultaneously with the execution and delivery of the same, (A) a certificate, dated the date such Subsidiary shall have become a party to the Subsidiary Guaranty and the Security Agreement, executed by such Subsidiary and substantially in the form of, and with substantially the same attachments as, the certificate which would have been required under Section 5.1 if such Subsidiary had become a party to the Subsidiary Guaranty and the Security Agreement on or before the Effective Date, (B) an opinion of counsel to such Subsidiary, in form and substance satisfactory to the Administrative Agent, (C) for delivery by the Administrative Agent to the Collateral Agent, 100% of the issued and outstanding capital Stock of such Subsidiary owned directly or indirectly, by the Borrower, together with an undated stock power, executed in blank by an Authorized Signatory of each applicable owner of such Stock, and (D) such UCC-1 forms and such other documents as may by required by the Security Agreement and as the Administrative Agent or the Collateral Agent shall request.

    7.12. Interest Coverage Ratio
          -----------------------
          Maintain at all times an Interest Coverage Ratio of not less than the applicable ratio set forth below with respect to the applicable period set forth below:

---------------------------------------------------------------------------
                Period                                    Ratio
               --------                                 ---------
---------------------------------------------------------------------------
         Effective Date through
         September 30, 2000                             1.80:1.00
---------------------------------------------------------------------------
         October 1, 2000 through
         June 30, 2001                                  2.00:1.00
---------------------------------------------------------------------------
         July 1, 2001 through
         September 30, 2002                             2.25:1.00
---------------------------------------------------------------------------
         October 1, 2002 and
         thereafter                                     2.50:1.00
---------------------------------------------------------------------------

    7.13. Minimum Net Worth
          --------------------

          Maintain at all times a Consolidated net worth of the Borrower and its Subsidiaries of not less than $261,385,000, less (i) the after-tax effect of any
                                            ----
Non-Recurring Charges (as defined in the definition of EBITDA) excluded in the calculation of Consolidated EBITDA, plus (ii) the sum of 85% of quarterly
                                    ----
Consolidated net income of the Borrower and its Subsidiaries (excluding net losses in any fiscal quarter) and 85% of the net cash proceeds received by the Borrower from its issuance of Stock, in each case for clauses (i) and (ii) determined on a cumulative basis for the period commencing April 1, 2000.

    7.14. Minimum Consolidated EBITDA Ratio
          ---------------------------------

          Maintain at all times a ratio of (i) Consolidated EBITDA to (ii) Consolidated Pre-Minority EBITDA of not less than 0.80:1.00, in each case for
(a) the two fiscal quarter period ending June 30, 2000, if the date of determination is at any time during the period from the Effective Date through September 29, 2000, (b) the three fiscal quarter period ended September 30, 2000, if the date of determination is at any time during the period from September 30, 2000 through December 30, 2000, and (c) the immediately preceding four fiscal quarters (or, in the event that the date of determination is a fiscal quarter ending date, the four fiscal quarter period then ended), if the date of determination is at any time during the period from and after December 31, 2000.

    7.15. Leverage Ratio
          --------------
          Maintain at all times a Leverage Ratio not greater than the applicable ratio set forth below with respect to the applicable period set forth below:

---------------------------------------------------------------------------
                Period                                    Ratio
                ------                                    -----
---------------------------------------------------------------------------
         Effective Date through
         September 30, 2000                             5.25:1.00
---------------------------------------------------------------------------
         October 1, 2000 through
         March 31, 2001                                 5.00:1.00
---------------------------------------------------------------------------
         April 1, 2001 through
         December 31, 2001                              4.75:1.00
---------------------------------------------------------------------------
         January 1, 2002 through
         September 30, 2002                             4.50:1.00
---------------------------------------------------------------------------
         October 1, 2002 and
         thereafter                                     4.25:1.00
---------------------------------------------------------------------------

    7.16. Asset Swap Transactions
          -----------------------

          (a) Deliver to the Administrative Agent, no later than three Business Days prior to the consummation of the first transaction constituting a part of an Asset Swap Transaction, a certificate in reasonable detail describing such first transaction and stating the intent of the Borrower with regard to the second transaction, together with such other information as the Administrative Agent shall reasonably request in connection therewith.

          (b) If the first transaction constituting a part of an Asset Swap Transaction is an Asset Sale, the Borrower shall deposit the Net Cash Proceeds (without giving effect to clause (ii)(F) and the proviso contained in clause (i) of the definition of Net Cash Proceeds) thereof with the Collateral Agent to be held as Collateral, which Collateral shall be eligible for release to the extent necessary to close the Permitted Acquisition constituting the second transaction of such Asset Swap transaction, provided that at the time of such release, and immediately before and after giving effect to the consummation of such Permitted Acquisition, no Default or Event of Default shall exist. Alternatively, with respect to the Revolver Prepayment Fraction of such Net Cash Proceeds, the Borrower shall be permitted to prepay the Revolving Tranche Loans up to an amount equal to such Revolver Prepayment Fraction of such Net Cash Proceeds, provided that the Borrower may not reborrow the amount prepaid under the Revolving Tranche Commitments until the consummation of such Permitted Acquisition. Substantially simultaneously with the consummation of such Permitted Acquisition, the Borrower shall prepay the Revolving Credit

Loans and the Term Loans to the extent required by Section 2.7(f) hereof and
Section 2.4(f) of the Term Loan Facility.

    7.17. Cash Management
          ---------------

          Establish and maintain the cash management and collateral program required by Schedule 7.17 in the manner and at the times required therein.

    7.18. Further Assurances
          ------------------
          (a) Execute, and will cause each Guarantor to execute, any and all further documents, financing statements, agreements (including guarantee agreements and security agreements) and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings and other documents), that may be required under any applicable law, or which the Collateral Agent, the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect (including as a result of any change in applicable law) the Liens created or intended to be created by the Collateral Documents or the validity or priority of any such Lien, all at the expense of the Borrower, and provide to the Collateral Agent and the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Collateral Agent and the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Collateral Documents.

          (b) If any material assets (including any real property or improvements thereto or any interest therein other than leasehold interests in real property) are acquired by the Borrower or any Guarantor after the Effective Date (other than assets constituting Collateral under the Collateral Documents that automatically become subject to the Lien of the Collateral Documents upon acquisition thereof), the Borrower will notify the Administrative Agent thereof, and, subject to the provisions of the Collateral Documents, if requested by the Administrative Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Guarantors to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in subsection (a) of this Section, all at the expense of the Borrower.

8.  NEGATIVE COVENANTS
    ------------------

          The Borrower agrees that, so long as this Agreement is in effect, any Loan or reimbursement obligations (contingent or otherwise) in respect of any Letter of Credit remains outstanding and unpaid, or any other amount is owing under any Loan Document to any Lender or the Administrative Agent, the Borrower shall not, directly or indirectly:

    8.1.  Indebtedness
          ------------

          Create, incur, assume or suffer to exist any liability for Indebtedness, or permit any of its Subsidiaries so to do, except (i) Indebtedness due under the Loan Documents, (ii) Indebtedness of the Borrower or any of its Subsidiaries existing on the date hereof as set forth on Schedule 8.1, as the same may be refinanced from time to time, containing repayment terms and conditions no less favorable to the Borrower or such Subsidiary than the Indebtedness being refinanced, (iii) purchase money Indebtedness and Capital Lease Obligations of the Borrower or its Subsidiaries, as the case may be, incurred after the Effective Date in connection with the purchase or lease of Property (including Permitted Acquisitions), in an aggregate outstanding principal amount not to exceed $25,000,000 at any one time, in the case of the Borrower, and $25,000,000 at any one time, in the case of TRC and its Subsidiaries taken as a whole, as the same may be refinanced from time to time, containing repayment terms and conditions no less favorable to the Borrower or its Subsidiaries, as the case may be, than the Indebtedness being refinanced,
(iv) other Contingent Obligations of the Borrower or TRC in an aggregate amount not exceeding $20,000,000 at any one time, (v) other Contingent Obligations of the Borrower and its Subsidiaries for the benefit of one or more of the Borrower or its Subsidiaries in an aggregate outstanding amount not exceeding $30,000,000, (vi) unsecured Indebtedness of the Domestic Subsidiaries of the Borrower provided that the aggregate outstanding principal amount of such Indebtedness shall not exceed $20,000,000 at any one time, (vii) [Intentionally Omitted], (viii) Indebtedness of TRC (excluding Indebtedness incurred under clause (iii)) assumed in connection with a Permitted Acquisition, provided that the aggregate outstanding principal amount of such Indebtedness shall not exceed $40,000,000 at any one time, (ix) [Intentionally Omitted], (x) Hedging Obligations that are incurred by the Borrower or any of its Subsidiaries for the purpose of fixing or hedging foreign currency exchange risks or interest rate risks with respect to any floating rate Indebtedness that is permitted by the terms of this Agreement to be outstanding, (xi) unsecured Indebtedness of the Borrower in an aggregate outstanding principal amount not to exceed $25,000,000 at any one time, provided that immediately before and after giving effect to the incurrence thereof no Default or Event of Default shall exist, (xii) unsecured Indebtedness of the Borrower to one or more investors under an indenture subject to the Trust Indenture Act of 1939, as amended ("Public Debt"), provided that
                                                 -----------
(A) such Indebtedness shall be designated by the Borrower in a certificate delivered to the Administrative Agent as constituting Public Debt covered under this Section 8.1(xii), (B) immediately before and after giving effect to the incurrence thereof no Default or Event of Default shall exist, (C) such Indebtedness shall require no payment or prepayment prior to one year after the Maturity Date, (D) the terms, conditions and covenants of such Indebtedness shall be less restrictive as to the Borrower and its Subsidiaries than the terms, covenants and conditions of this Agreement and the terms, amount, covenants and conditions of such Indebtedness shall be reasonably satisfactory to the Required Lenders, and (E) the Borrower shall make the prepayment as required by Section 2.7(d) upon the issuance of such Public Debt, (xiii) Subordinated Indebtedness, provided that immediately before and after giving effect to the incurrence thereof no Default or Event of Default shall exist, provided that the Borrower shall make the prepayment as required by Section 2.7(e) upon the issuance of such Subordinated Indebtedness, (xiv) subordinated guaranties by any Guarantor of the Borrower's obligations under any Subordinated Indebtedness permitted hereunder, provided that (A) all Obligations of the Borrower are guarantied by such Guarantor under the Subsidiary Guaranty, (B) each such Guaranty is subordinated to at least the same extent as the Subordinated Indebtedness guarantied thereby is subordinated to the Obligations of the Borrower, (C) each such subordinated guaranty contains a limitation as to the maximum amount guarantied thereby similar to that set forth in subsection 2.2(a) of the Subsidiary Guaranty, provided that in no event shall the liability of the Guarantor under such subordinated guaranty exceed the maximum amount permissible under applicable fraudulent conveyance or similar law, and (D) each such subordinated guaranty is otherwise on market terms for guaranties of subordinated debt instruments prevailing at or around the time that such subordinated guaranty is entered into, (xv) Indebtedness permitted under Section 8.5(d), (xvi) Indebtedness under the Term Loan Facility, (xvii) Indebtedness of RTC under the RTC Convertible Subordinated Indenture and the RTC Convertible Subordinated Notes, (xviii) other Indebtedness of RTC and its Subsidiaries existing on February 27, 1998 and (xix) Indebtedness under the RTC Convertible Subordinated Guaranty.

    8.2.  Liens
          -----

          Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, or permit any of its Subsidiaries so to do, or enter into any agreement, other than this Agreement, the Term Loan Facility and secured purchase money Indebtedness and Capital Lease Obligations permitted by this Agreement (in which cases, any prohibition or limitation shall only be effective against the Property acquired or leased thereby), or permit any Subsidiary so to do, which prohibits or limits the ability of the Borrower or such Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, except (i) Liens for Taxes, assessments or similar charges incurred in the ordinary course of business that are not delinquent or that are being contested in accordance with Section 7.4, provided that enforcement of such Liens is stayed pending such contest, (ii) Liens in connection with workers' compensation, unemployment insurance or other social security obligations (but not ERISA), (iii) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business, (iv) zoning ordinances, easements, rights of way, minor defects, irregularities, and other similar restrictions affecting Real Property that do not adversely affect the value of such Real Property or the financial condition of the Borrower or such Subsidiary or impair its use for the operation of the business of the Borrower or such Subsidiary,
(v) Liens arising by operation of law such as mechanics', materialmen's, carriers', and warehousemen's liens incurred in the ordinary course of business that are not delinquent or that are being contested in accordance with Section 7.6, provided that enforcement of such Liens is stayed pending such contest,
(vi) Liens arising out of judgments or decrees that are being contested in accordance with Section 7.6, provided that enforcement of such Liens is stayed pending such contest, (vii) purchase money Liens and Liens arising out of Capital Lease Obligations on Property of the Borrower or any of its Subsidiaries acquired after the date hereof to secure Indebtedness (and replacement Liens on such Property to secure refinancings of such Indebtedness in accordance with Section 8.1(iii)) of the Borrower or its Subsidiaries permitted by Section 8.1(iii), incurred in connection with the acquisition or lease of such Property, provided that each such Lien is limited to such Property so acquired or leased,
(viii) Liens on Property of the Borrower and its Subsidiaries existing on the Effective Date as set forth on Schedule 8.2, (ix) [Intentionally Omitted], (x) Liens to secure Indebtedness permitted by Section 8.1(viii), provided that such Liens shall be limited to Liens on the Property acquired in connection with such Permitted Acquisition, (xi) Liens created under the Collateral Documents, and
(xii) Liens to secure Indebtedness permitted by Section 8.1(xviii), provided that such Liens shall be limited to Liens on the Property acquired in connection with the merger contemplated by the RTC Merger Agreement.

    8.3.  Merger, Consolidation and  Certain Dispositions of Property
          -----------------------------------------------------------

          Consolidate with, be acquired by, or merge into or with any Person, or sell, lease or otherwise dispose of all or substantially all of its Property, or permit any of its Subsidiaries so to do, except (i) as permitted by Section 8.7,
(ii) any wholly-owned Subsidiary of the Borrower (other than TRC) may merge into the Borrower or another wholly-owned Subsidiary of the Borrower, provided that
(a) no Event of Default shall exist immediately before or after giving effect thereto, (b) the representations and warranties contained herein shall be true and correct immediately before and after giving effect hereto, (c) the Borrower, TRC or such wholly-owned Subsidiary is the survivor of such merger, (d) the Borrower is the survivor in the case of any such merger involving the Borrower and TRC is the survivor in the case of any such merger involving TRC, and (e) the Borrower shall have delivered a certificate to the Administrative Agent on the day of the merger as to its compliance with each of the requirements set forth in clauses (a) through (d) above, and (iii) any Permitted Acquisition; provided that, in the case of clauses (i) and (ii) above, neither the Borrower nor TRC shall sell, lease or otherwise dispose of all or substantially all of its Property and to the extent that the Borrower or TRC is a party to any merger or consolidation, the Borrower or TRC shall be the survivor, and to the extent that the Borrower is a party to any merger or consolidation, the Borrower shall be the survivor.

    8.4.  Restricted Payments
          -------------------

          Declare or pay any Restricted Payments payable in cash or otherwise or apply any of its Property thereto or set apart any sum therefor, or permit any of its Subsidiaries so to do, except that: (i) a wholly-owned Subsidiary of the Borrower may declare and pay Restricted Payments to the Borrower or any other wholly-owned Subsidiary of the Borrower, (ii) provided that no Default or Event of Default exists immediately before or after giving effect thereto, a non-wholly-owned Subsidiary of the Borrower may declare and pay Restricted Payments in cash provided that such Restricted Payments are ratable in accordance with the respective equity ownership interests in such Subsidiary, (iii) each Subsidiary may pay Restricted Payments in the form of tax sharing payments to the Borrower, and (iv) provided that no Default or Event of Default exists immediately before and after giving effect thereto, the Borrower may repurchase its capital Stock owned by management or employees and physicians under contract with the

Borrower or its Subsidiaries, such payments under this clause not to exceed $5,000,000 in the aggregate (net of cash received by the Borrower from management or employees and physicians under contract with the Borrower or its Subsidiaries in exchange for capital Stock of the Borrower) in any twelve month period, provided that such $5,000,000 amount shall be increased to $10,000,000 at any time when the Leverage Ratio is less than 3.75:1.00 immediately before and after giving effect to the applicable Acquisition and at all times during the immediately preceding two fiscal quarters in respect of which financial statements and a Compliance Certificate have been delivered to the Administrative Agent and the Lenders pursuant to Section 7.1; provided that in no event shall the Borrower declare or pay, or become obligated to declare or pay, any Restricted Payment in respect of Permitted Preferred Stock other than Restricted Payments payable in Permitted Preferred Stock or common Stock of the Borrower.

    8.5.  Investments, Loans, Etc.
          ------------------------

          At any time, purchase or otherwise acquire, hold or make any Investment in or with any Person, or make an Acquisition, or permit any of its Subsidiaries so to do, except:

          (a)  Investments in Cash Equivalents;

          (b) Investments in accounts and notes payable acquired in the ordinary course of business;

          (c) Investments (i) existing on the date hereof in wholly-owned Subsidiaries set forth on Schedule 4.1, (ii) existing on the date hereof in non-wholly-owned Subsidiaries and otherwise as set forth on Schedule 8.5, and (iii) acquired after the Effective Date and approved by the Board of Directors of the Borrower and reasonably acceptable to the Administrative Agent, the Syndication Agent, the Documentation Agent and the Required Lenders;

          (d) Investments of the Borrower or any of its Subsidiaries in any Subsidiary of the Borrower for working capital and capital expenditure purposes of such Subsidiary or to enable such Subsidiary to make Investments permitted by subsections (f) and (g) below, provided that (i) such Investments in non-wholly owned Subsidiaries shall be made in the form of demand loans, the aggregate outstanding principal amount of which shall not exceed $20,000,000 at any one time, and (ii) such Investments in wholly-owned Subsidiaries shall be made either in the form of (x) demand loans or (y) additional paid in equity provided that the aggregate amount of all such additional paid in equity shall not exceed $20,000,000 at any one time;

          (e) Investments by the Borrower or TRC (i) in ESRD-Related Businesses existing on the date hereof as set forth on Schedule 8.5, and (ii) in ESRD-Related Businesses of Persons (other than the Borrower and its Subsidiaries) made after the Effective Date in an aggregate amount not exceeding $20,000,000 at any one time, provided that immediately before and after giving effect thereto no Event of Default shall exist;

          (f) Domestic Acquisitions by the Borrower or any wholly-owned Subsidiary of the Borrower, provided that (i) no Default or Event of Default shall exist immediately before or after giving effect to such Acquisition, (ii) each such Acquisition was initially approved by the board of directors (or other Person performing similar functions) of each of the parties thereto, and (iii) the following conditions shall have been satisfied:

              (A) in the case of stock Acquisitions, the Person whose stock is to be acquired shall not be a publicly held Person,

              (B) upon the consummation of each stock Acquisition, more than 50% of the Stock or other equity interest of the Person so acquired shall be owned by the Borrower or its Subsidiaries,

              (C) the Person acquired in such Domestic Acquisition is in an ESRD-Related Business, or the assets acquired in such Domestic Acquisition have been and are to be used in an ESRD-Related Business,

              (D) within fifteen Business Days after the consummation of any Acquisition in respect of which the total consideration therefor exceeds $30,000,000, the Administrative Agent and the Lenders shall have received (x) a sources and uses analysis, an equity interest breakdown and a copy of the historical and pro-forma EBITDA analysis as provided to the Board of Directors of the Borrower, and (y) a certificate signed by an Authorized Signatory of the Borrower to the effect that, immediately before and after giving effect to such Acquisition, no Event of Default shall exist and setting forth calculations on a pro-forma basis showing compliance with Sections
          7.12 through 7.15 and 8.17,

              (E) if the Borrower plans to finance the Acquisition with proceeds of Loans, prior to the making of such Loans, the Administrative Agent and the Lenders shall have received a Borrowing Request, duly executed by an Authorized Signatory of the Borrower, containing calculations, on a pro-forma basis, that set forth the Leverage Ratio and demonstrate compliance with Section 7.15, in each case after giving effect to such Loans,

              (F) in the event the total consideration to be paid in connection with any one Acquisition (or series of related Acquisitions) shall exceed $40,000,000 ($75,000,000 if the consideration to be paid for such Acquisition is comprised solely of the common Stock of the Borrower), the Required Lenders shall have consented thereto, provided that the $40,000,000 amount shall be increased to $50,000,000 at any time when the Leverage Ratio is less than 3.75:1.00 immediately before and after giving effect to the applicable Acquisition and at all times during the immediately preceding two fiscal quarters in respect of which financial statements and a Compliance Certificate have been delivered to the Administrative Agent and the Lenders pursuant to
          Section 7.1,

              (G) in the case of stock Acquisitions, TRC shall have full control over all bank accounts of the Person so acquired, and

              (H) the Administrative Agent shall have received such other information or documents as the Administrative Agent shall have reasonably requested;

          (g) Investments by the Borrower or TRC in 50% or less of the voting Stock or other equity interest in another Person (the "Minority Investment"),
                                                       -------------------
provided that (i) the Borrower or TRC owns at least 20% (on a fully diluted basis) of the issued and outstanding Stock or other equity interest in such Person, (ii) the aggregate outstanding amount of Minority Investments made by the Borrower and TRC shall not exceed $60,000,000 at any one time, (iii) the Borrower or TRC shall have full control over all bank accounts of such Person if the Borrower or TRC is the largest holder of voting Stock or other equity interests in such Person, (iv) the Borrower or TRC shall control or act as the managing general partner of such Person if such Person is a partnership and if the Borrower or TRC is the largest holder of equity interests in such Person, and (v) immediately before and after giving effect thereto, no Event of Default shall exist;

          (h)  Investments in notes permitted by Section 8.7(ii);

          (i) notes from employees issued to the Borrower representing payment for capital Stock of the Borrower or representing payment of the exercise price of options to purchase capital Stock of the Borrower in an aggregate amount at any time outstanding not to exceed $10,000,000;

          (j) Investments in Hedging Obligations permitted by Section 8.1(x);
and

          (k)  Contingent Obligations to the extent permitted by Section 8.1.

          For purposes of this Section 8.5, the amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

    8.6.  Business Change
          ---------------

          Materially change the nature of the business of the Borrower and its Subsidiaries as conducted on the Effective Date.

    8.7.  Sale of Property
          ----------------

          Consummate any Asset Sale, or permit any of its Subsidiaries so to do, except the Puerto Rico Asset Sale, and except any other Asset Sale by the Borrower or any of its Subsidiaries as to which the following conditions have been satisfied:

              (i) no Default or Event of Default shall exist immediately before or after giving effect thereto,

              (ii) the consideration received or to be received therefor by the Borrower or any of its Subsidiaries shall be payable (a) at least 75% in cash (for purposes of this clause (a), cash shall be deemed to include (i) amounts deposited in escrow or subject to holdback, in each case to secure customary indemnification and similar obligations, and (ii) any related forgiveness or assumption of Indebtedness of the Borrower or any of its Subsidiaries, provided that, in the case of any such assumption, the Borrower and its Subsidiaries shall be fully and unconditionally released from the Indebtedness assumed), by the purchaser on or before the closing thereof, and such cash consideration shall be in an amount greater than the product of (A) that portion of Consolidated Pre-Minority EBITDA attributable to the assets sold in such Asset Sale multiplied by (B) the Leverage Ratio at the end of the last fiscal quarter in respect of which the Borrower delivered financial statements and a Compliance Certificate to the Administrative Agent and the Lenders pursuant to Section 7.1 (provided that this clause (a) shall not be applicable with respect to any Asset Swap Transaction in which the Asset Sale and Permitted Acquisition shall occur substantially simultaneously if the Borrower shall have demonstrated to the reasonable satisfaction of the Administrative Agent that such Asset Swap Transaction will result in a reduction of the Leverage Ratio from that in effect as at the end of the last fiscal quarter in respect of which the Borrower delivered financial statements and a Compliance Certificate to the Administrative Agent and the Lenders pursuant to Section 7.1), and (b) not greater than 25% in senior notes, provided that each such note shall be due and payable within three years, and shall not be less than the fair market value thereof as reasonably determined by the Board of Directors of the Borrower,

              (iii) the aggregate sales price of all Asset Sales (excluding the Puerto Rico Asset Sale) shall not exceed $300,000,000, provided that (a) with respect to any Asset Sale constituting a part of an Asset Swap Transaction, the aggregate sales price of such Asset Sale shall be deemed decreased (but not below zero) by an amount equal to the purchase price of the Permitted Acquisition constituting a part of such Asset Swap Transaction and (b) this clause (iii) shall not be applicable when the Leverage Ratio is less than 3.75:1.00 immediately before and after giving effect to such Asset Sale and at all times during the immediately preceding two fiscal quarters in respect of which the Borrower delivered financial statements and a Compliance Certificate to the Administrative Agent and the Lenders pursuant to Section 7.1, and

              (iv) within fifteen Business Days after each such Asset Sale, the Administrative Agent and the Lenders shall have received a certificate with respect thereto signed by an Authorized Signatory of the Borrower identifying the Property sold and stating (a) that immediately before and after giving effect thereto, no Default or Event of Default existed, (b) that the consideration received or to be received by the Borrower or such Subsidiary for such Property has been determined by the Board of Directors thereof to be not less than the fair market value of such Property and (c) the total consideration to be paid in respect of such Asset Sale and (d) the Net Cash Proceeds (including a calculation in reasonable detail thereof) resulting from such Asset Sale.

    8.8.  Subsidiaries
          ------------
          Create or acquire any other Subsidiary, or permit any of its Subsidiaries so to do, unless the provisions of Sections 7.11, and 8.11 and 8.17 are satisfied.

    8.9.  Amendments, Etc. of Certain Documents
          -------------------------------------
          (a) Amend or otherwise modify its Articles of Incorporation or By-Laws in any way that would adversely affect the interests of the Administrative Agent and the Lenders under any of the Loan Documents, or permit any of its Subsidiaries so to do.

          (b) Amend or otherwise modify (i) the Term Loan Facility by shortening the scheduled final maturity of the Term Loan Facility, increasing the amount of any scheduled repayment or shortening any scheduled date for repayment of the Term Loans pursuant to Section 2.4(b) of the Term Loan Facility, or increasing the outstanding principal amount of the Term Loans, (ii) the definition of "Required Lenders" in the Term Loan Facility, (iii) any mandatory prepayment required pursuant to the Term Loan Facility (including, without limitation, the provisions of Section 2.4 of the Term Loan Facility and any definition used in such Section) in any way that, with respect to this clause (iii), would adversely affect the interests of the Lenders under any of the Loan Documents,
(iv) any affirmative covenant, negative covenant or default or event of default contained in the Term Loan Facility (including, without limitation, the provisions contained in Sections 7, 8 and 9 of the Term Loan Facility and any definition used in such Sections), in any way that, with respect to this clause
(iv), would adversely affect the interests of the Lenders under any of the Loan Documents, or (v) Section 2.4(a) or (b) of the Term Loan Facility in any way that, with respect to this clause (v), would adversely affect the interests of the Lenders under any of the Loan Documents.

          (c) Refinance the Term Loan Facility unless the terms and provisions of such refinancing would be permitted under Section 8.9(b) as if the Term Loan Facility were not being refinanced but were instead being amended to contain such terms and provisions.

          (d) Amend or otherwise modify, or permit RTC or any other Subsidiary so to do, the RTC Convertible Subordinated Indenture, the RTC Convertible Subordinated Notes, the RTC Convertible Subordinated Guaranty or any other indenture, instrument or other agreement evidencing any Subordinated Indebtedness or any guaranties thereof in any way that would adversely affect the interests of the Administrative Agent and the Lenders under any of the Loan Documents.

          (e) The Borrower will not, and will not permit any of its Subsidiaries to, voluntarily prepay, redeem or repurchase any Subordinated Indebtedness, except that if such Subordinated Indebtedness is convertible into common stock of the Borrower, the Borrower may exercise any right it may have to redeem at any time after November 1, 2001 all or any part of such Subordinated Indebtedness if on the Determination Date the Applicable Premium is at least
1.05. For purposes of this subsection 8.9(e):

          "Determination Date" shall mean, as applicable, either (i) the date on
           ------------------
    which such Subordinated Indebtedness is redeemed if no prior notice of redemption must be given or (ii) if the Borrower is required under the terms of such Subordinated Indebtedness to give prior irrevocable notice of redemption, the date (which date shall not be more than 45 days prior to the redemption date) on which such notice is given;

          "Applicable Premium" shall mean the fraction (i) the numerator of
           ------------------
    which is the "Average Market Value" and (ii) the denominator of which is the then applicable conversion price under the terms of such Subordinated Indebtedness; and

          "Average Market Value" shall mean the average of the last sale price
           --------------------
    of the Borrower's common stock as reported on the New York Stock Exchange (or if not listed for trading thereon, then on the principal national securities exchange or the principal automated quotation system on which such common stock is listed or admitted to trading) for the period of 10 trading days ended two trading days prior to the date of redemption or the date on which notice of redemption is given, whichever is applicable with respect to such Subordinated Indebtedness.

    8.10. ERISA
          -----

          Permit any Pension Plan to have a Funded Current Liability Percentage of less than 60 percent.

    8.11. Acquisition or Issuance of Additional Stock
          -------------------------------------------

          (a) Create or acquire the stock or other equity or ownership in, or Property of, any Person that shall thereupon become a Foreign Subsidiary

          (b) Create or acquire the Stock or other equity or ownership in, or Property of, any Person that shall thereupon become a Domestic Subsidiary (each, a "New Subsidiary"), or issue any additional Stock or other equity or ownership
   --------------
interest, or permit any Subsidiary so to do, except as follows:

                (i)   in connection with a Permitted Acquisition;

                (ii) any Subsidiary may issue additional Stock to the Borrower or TRC;

                (iii) a non-wholly-owned Subsidiary of the Borrower may issue additional Stock to its management or to physicians under contract, provided that after giving effect to such issuance, such Subsidiary shall remain a Subsidiary of the Borrower;

                (iv) The Borrower and its wholly-owned Subsidiaries may create new wholly-owned Subsidiaries and non-wholly-owned Subsidiaries of the Borrower may create new Subsidiaries;

                (v) the Borrower may issue additional common stock or Permitted Preferred Stock, provided that the Borrower shall make the prepayment as required by Section 2.7(h) upon the issuance of such Permitted Preferred Stock; and

                (vi) pursuant to the terms of the RTC Convertible Subordinated Indenture and the RTC Convertible Subordinated Notes;

provided, however, that, except for Permitted Preferred Stock issued pursuant to subsection (b)(v) above, all Stock issued pursuant to this Section shall constitute common stock with no mandatory dividend, redemption or similar requirement, or warrants, options or other equivalents (however designated) to acquire such common stock.

    8.12. Limitation on Upstream Dividends and Advances by Subsidiaries
          -------------------------------------------------------------

          Permit any Subsidiary to enter into or agree, or otherwise become subject, to any restriction in any agreement, contract or other arrangement with any Person pursuant to the terms of which (a) such Subsidiary is or would be prohibited from or otherwise restricted in declaring or paying any cash dividends or distributions on or on account of any class of its stock or other equity interest owned directly or indirectly by the Borrower or (b) such Subsidiary is or would be prohibited from or otherwise restricted in making advances to the Borrower.

    8.13. Fiscal Year
          -----------

          Change its fiscal year from that in effect on the Effective Date, or permit any of its Subsidiaries so to do.

    8.14. Transactions with Affiliates
          ----------------------------

          Sell, lease, transfer or otherwise dispose of any of its Properties to, or purchase any Property from, or enter into any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, (i) any Affiliate of the Borrower or any Subsidiary of the Borrower or (ii) any Person directly or indirectly owning 5% or more of the voting Stock or other voting equity interests of the Borrower or any of its Subsidiaries (each of the foregoing, an "Affiliate Transaction"), or permit any of its Subsidiaries so to
               ---------------------
do, unless such Affiliate Transaction is on terms that are no less favorable to the Borrower or the relevant Subsidiary than those that would have been obtained in a comparable arm's-length transaction by the Borrower or such Subsidiary with an unrelated Person; provided that this Section 8.14 shall not restrict the
                     --------
ability of the Borrower or any of its Subsidiaries to make Restricted Payments otherwise permitted under Section 8.4.

    8.15. Limitation on Permitted Acquisitions and Development Capital
          ------------------------------------------------------------
          Expenditures
          ------------

          Permit the sum of all Permitted Acquisitions (including any Permitted Acquisitions made during a Reinvestment Period) and Development Capital Expenditures to exceed $55,000,000 during the period from the Effective Date through December 31, 2000 and $110,000,000 during each fiscal year thereafter (the "Designated Amount"), of which no more than $30,000,000 during the period
      -----------------
from the Effective Date through December 31, 2000 and $60,000,000 during each fiscal year thereafter shall be permitted for Development Capital Expenditures, provided that this Section 8.15 shall not be applicable at any time when the Leverage Ratio is less than 3.50:1.00 immediately before and after giving effect to such Permitted Acquisition or Development Capital Expenditure and at all times during the immediately preceding two fiscal quarters in respect of which financial statements and a Compliance Certificate have been delivered to the Administrative Agent and the Lenders pursuant to Section 7.1. The Designated Amount for any fiscal year shall be increased by an amount equal to 100% of the portion of net cash proceeds received by the Borrower in such fiscal year from the issuance of Permitted Preferred Stock and 75% of the portion of Net Cash Proceeds received by the Borrower or any of its Subsidiaries in such fiscal year from Asset Sales, in each case that is not required to be used to prepay the Revolving Credit Loans and the Term Loans. The unused amount of the Designated Amount in any fiscal year (including the period from the Effective Date through December 31, 2000) may be carried forward for the next two fiscal years, but not thereafter, and such unused amount shall be added to the sublimits set forth above proportionately with the sources of the unused amount. In calculating the utilization of the Designated Amount with respect to a Permitted Acquisition that is part of an Asset Swap Transaction, the amount of such utilization shall be the difference, if positive, between the purchase price of such Permitted Acquisition and the sale consideration with respect to the Asset Sale constituting a part of such Asset Swap Transaction. For purposes of calculating the Designated Amount, the payment when due (without any acceleration of the due date) of the Scheduled Existing Deferred Payment Obligations shall not be deemed a usage of the Designated Amount; provided that the payment of the Scheduled Existing Deferred Payment Obligations made in respect of IHS of New York, Inc., if accelerated, shall constitute a usage of the Designated Amount for the applicable period when paid (i) in the case of the period from the Effective Date through December 31, 2000, in an amount equal to the amount by which such Scheduled Existing Deferred Payment Obligations made during such period shall exceed $7,000,000, provided that, to the extent that such Scheduled Existing Deferred Payment Obligations made during such period shall exceed $7,000,000, the Borrower may elect to carry forward such excess as a usage of the Designated Amount for fiscal year 2001, and (ii) in the case of fiscal year 2001, in an amount equal to the sum of such payments made during fiscal year 2001 and the amount carried forward by the Borrower pursuant to (i) above.

    8.16. Maintenance Capital Expenditures
          --------------------------------
          Permit Maintenance Capital Expenditures to exceed the applicable amount set forth below during the applicable fiscal year set forth below:

--------------------------------------------------------------------------------
                     Fiscal Year                         Amount
                     -----------                         ------
--------------------------------------------------------------------------------
                         2000                          $35,600,000
--------------------------------------------------------------------------------
                         2001                           36,100,000
--------------------------------------------------------------------------------
                         2002                           38,600,000
--------------------------------------------------------------------------------
                         2003                           41,200,000
--------------------------------------------------------------------------------

Unused amounts in any fiscal year may be carried forward to the next fiscal year, but not thereafter.

    8.17. Non-Wholly-Owned Subsidiaries
          -----------------------------

          Permit at any time (x) the aggregate total assets (calculated without duplication) at such time of all Subsidiaries of the Borrower formed or acquired after April 30, 1998 that are not Guarantors, plus (y) the aggregate total Investments made during the period from April 30, 1998 to such time (calculated without duplication and excluding Investments made pursuant to Section 8.5(f) to the extent the proceeds thereof were used to acquire Stock or assets included in
(x) above) by the Credit Parties in all Subsidiaries of the Borrower that are not Guarantors, less (z) the aggregate total assets at such time of all Subsidiaries of the Borrower existing on April 30, 1998 that became Guarantors after April 30, 1998, to exceed 10% of the Consolidated total assets of the Borrower and its Subsidiaries.

9.  DEFAULT
    -------

    9.1.  Events of Default
          -----------------

          The following shall each constitute an "Event of Default" hereunder:
                                                  ----------------

          (a) The failure of the Borrower to pay any installment of principal on any Loan or reimbursement obligation in respect of any Letter of Credit on the date when due and payable; or

          (b) The failure of the Borrower to pay any installment of interest, fees, expenses or other amounts payable under any Loan Document or otherwise to the Administrative Agent, or to any other Person to whom such payment is to be made, with respect to the loan facilities established hereunder within three Business Days of the date when due and payable; or

          (c) The use of the proceeds of any Loan in a manner inconsistent with or in violation of Section 2.17; or

          (d) The failure of the Borrower to observe or perform any covenant or agreement contained in Section 7.3, 7.11, 7.12, 7.13, 7.14, 7.15, 7.16 or 7.17
or Section 8; or

          (e) The failure of any Credit Party to observe or perform any other term, covenant, or agreement contained in any Loan Document and such failure shall have continued unremedied for a period of 30 days after the Borrower shall have obtained knowledge thereof; or

          (f) Any representation or warranty made in any Loan Document or in any certificate, report, opinion (other than an opinion of counsel) or other document delivered or to be delivered pursuant thereto, shall prove to have been incorrect or misleading (whether because of misstatement or omission) in any material respect when made; or

          (g) Any obligation or obligations of the Borrower (other than its obligations under the Notes) and/or any of its Subsidiaries (whether as principal, guarantor, surety, lessee or other obligor) in excess of $5,000,000 on an aggregate basis for the payment of any Indebtedness or operating leases
(i) shall become or shall be declared to be due and payable prior to the expressed maturity or expiry thereof, or (ii) shall not be paid when due or within any grace period for the payment thereof, or (iii) any holder of any such obligation shall have the right, immediately or with the passage of time or the giving of notice, to declare such obligation due and payable prior to the expressed maturity thereof;

          (h) An involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any of its Subsidiaries or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 45 days or an order or decree approving or ordering any of the foregoing shall be entered; or

          (i) The Borrower or any of its Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any

Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries or for a substantial part of its assets,
(iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) take any action for the purpose of effecting any of the foregoing or become unable, admit in writing its inability or fail generally to pay its debts as they become due; or

          (j) Judgments or decrees against the Borrower and/or any of its Subsidiaries in excess of $3,500,000 on an aggregate basis shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days; or

          (k) The occurrence of an Event of Default under and as defined in (i) any Loan Document, or (ii) the Term Loan Facility; or

          (l) Any Loan Document shall cease, for any reason, to be in full force and effect, or any Credit Party shall so assert in writing or shall disavow any of its Obligations thereunder; or

          (m) (i) Any Termination Event (other than an event which constitutes a Termination Event solely because it is a Reportable Event) shall occur that could reasonably be expected to result in a liability to the Borrower, any of its Subsidiaries or any ERISA Affiliate in excess of $2,500,000 in the aggregate; (ii) any Accumulated Funding Deficiency in excess of $2,500,000 in the aggregate, whether waived, shall exist with respect to any Pension Plan;
(iii) the Borrower, any of its Subsidiaries or any ERISA Affiliate shall fail to pay when due an amount in excess of $2,500,000 in the aggregate that is payable by it to the PBGC or to a Pension Plan under Title IV of ERISA; or

          (n) (i) Any Guarantor shall not be a wholly-owned Subsidiary of the Borrower, or (ii) any Guarantor that was a wholly-owned Subsidiary of the Borrower on the date such Guarantor became a party to the Subsidiary Guaranty shall no longer be a wholly-owned Subsidiary of the Borrower, except as a result of a transaction permitted under Section 8.3(ii); or

          (o) (i) A judgment creditor of the Borrower or any of its Subsidiaries shall obtain possession of any material portion of the Collateral under the Collateral Documents by any means, including, without limitation, levy, distraint, replevin or self-help, (ii) any of the Collateral Documents shall cease for any reason to be in full force and effect, or any party thereto shall purport to disavow its obligations thereunder or shall declare that it does not have any further obligations thereunder or shall contest the validity or enforceability thereof or the Collateral Agent, for the benefit of the Lenders and others, shall cease to have a valid and perfected first priority security interest in any material Collateral therein, or (iii) the Collateral

Agent's security interests or liens on any material portion of the Collateral under the Collateral Documents shall become otherwise impaired or unenforceable; or

          (p) The Borrower or any Subsidiary, in each case to the extent it is engaged in the business of providing services for which Medicare or Medicaid reimbursement is sought, shall for any reason, including, without limitation, as the result of any finding, designation or decertification, lose its right or authorization, or otherwise fail to be eligible, to participate in Medicaid or Medicare programs or to accept assignments or rights to reimbursements under Medicaid regulations or Medicare regulations, or the Borrower or any Subsidiary has, for any reason, had its right to receive reimbursements under Medicaid or Medicare regulations suspended, and such loss, failure or suspension (together with all such other losses, failures and suspensions continuing at such time) shall have resulted in (x) a Material Adverse Effect or (y) Consolidated net operating revenues for the immediately preceding four fiscal quarter period of the Borrower constituting less than 95% of Consolidated net operating revenues for any preceding four fiscal quarter period of the Borrower.

          Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, (a) if such event is an Event of Default specified in clause (h) or (i) above, the Aggregate Revolving Credit Commitments and the Swing Line Commitment shall immediately and automatically terminate and the Loans, all accrued and unpaid interest thereon, any reimbursement obligations owing in respect of all outstanding Letters of Credit and all other amounts owing under the Loan Documents shall immediately become due and payable, and the Borrower shall forthwith deposit an amount equal to the Letter of Credit Exposure in the Cash Collateral Account, and the Administrative Agent may, and, upon the direction of the Required Lenders shall, exercise any and all remedies and other rights provided in the Loan Documents, and (b) if such event is any other Event of Default, any or all of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, and upon the direction of the Required Lenders shall, by notice to the Borrower, declare the Aggregate Revolving Credit Commitments and the Swing Line Commitment to be terminated forthwith, whereupon the Aggregate Revolving Credit Commitments and the Swing Line Commitment shall immediately terminate, and (ii) with the consent of the Required Lenders, the Administrative Agent may, and upon the direction of the Required Lenders shall, by notice of default to the Borrower, declare the Loans, all accrued and unpaid interest thereon, any reimbursement obligations owing in respect of all outstanding Letters of Credit and all other amounts owing under the Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable, and the Borrower shall forthwith deposit an amount equal to the Letter of Credit Exposure in the Cash Collateral Account, and the Administrative Agent may, and upon the direction of the Required Lenders shall, exercise any and all remedies and other rights provided pursuant to the Loan Documents. Except as otherwise provided in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived. To the extent permitted by applicable law, each Credit Party hereby further expressly waives and covenants not to assert any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force, that might delay, prevent or otherwise impede the performance or enforcement of any Loan Document.

          In the event that the Aggregate Revolving Credit Commitments and the Swing Line Commitment shall have been terminated or the Loans shall have been declared due and payable pursuant to the provisions of this Section, any funds received by the Administrative Agent and the Lenders from or on behalf of the Borrower shall be applied by the Administrative Agent and the Lenders, subject to the Intercreditor Agreement, in liquidation of the Loans and the obligations of the Borrower under the Loan Documents and the applicable Interest Rate Agreements in the following manner and order: (i) first, to the payment of interest on, and then the principal portion of, any Loans that the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or the Borrower; (ii) second, to the payment of any fees or expenses due the Administrative Agent and the Syndication Agent from the Borrower; (iii) third, to reimburse the Administrative Agent, the Letter of Credit Issuer and the Lenders for any expenses (to the extent not paid pursuant to clause (ii) above) due from the Borrower pursuant to the provisions of Section 11.5; (iv) fourth, to the payment, in the following order, of accrued LC Fronting Fees, Commitment Fees, Letter of Credit Fees and all other fees, expenses and amounts due under the Loan Documents (other than principal and interest on the Loans and reimbursement obligations with respect to Letters of Credit); (v) fifth, pro rata according to the outstanding principal amount of the Loans and the outstanding principal amount of reimbursement obligations with respect to Letters of Credit, to the payment of interest due on the Loans and with respect to such reimbursement obligations; (vi) sixth, pro rata according to the outstanding principal amount of the Loans and the Secured Interest Rate Obligations (as such term is defined in the Intercreditor Agreement) of the Lenders and their Affiliates and the outstanding principal amount of reimbursement obligations with respect to Letters of Credit, to the payment of principal outstanding on the Loans, the principal amount of reimbursement obligations with respect to Letters of Credit and such Secured Interest Rate Obligations; and (vii) seventh, to the payment of any other amounts owing to the Administrative Agent, the Syndication Agent, the Letter of Credit Issuer and the Lenders under any Loan Document.

10. THE ADMINISTRATIVE AGENT
    ------------------------

    10.1. Appointment
          -----------

          Each Lender hereby irrevocably designates and appoints BNY as the Administrative Agent of such Lender under the Loan Documents and each such Lender hereby irrevocably authorizes BNY, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of the Loan Documents (including, without limitation, the Intercreditor Agreement) and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in any Loan Document, the Administrative Agent shall not have any duties or responsibilities other than those expressly set forth therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent.

    10.2. Delegation of Duties
          --------------------

          The Administrative Agent may execute any of its duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to rely upon the advice of counsel concerning all matters pertaining to such duties.

    10.3. Exculpatory Provisions
          ----------------------

          Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by the Administrative Agent or such Person under or in connection with the Loan Documents (except the Administrative Agent or such Person for its own gross negligence or willful misconduct), or
(ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, the Loan Documents or for the value, validity, effectiveness, genuineness, perfection, enforceability or sufficiency of any of the Loan Documents or for any failure of any Credit Party or any other Person to perform its obligations thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents, or to inspect the properties, books or records of any Credit Party. The Administrative Agent shall not be under any liability or responsibility whatsoever, as Administrative Agent, to any Credit Party or any other Person as a consequence of any failure or delay in performance, or any breach, by any Lender of any of its obligations under any of the Loan Documents.

    10.4. Reliance by Administrative Agent
          --------------------------------

          The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, opinion, letter, cablegram, telegram, fax, telex or teletype message, email communication, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any Credit Party), independent accountants and other experts and advisors selected by the Administrative Agent. The Administrative Agent may treat each Lender, or the Person designated in the last notice filed with it under this Section, as the holder of all of the interests of such Lender in its Loans and in its Notes until written notice of transfer, signed by such Lender (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent. The Administrative Agent shall not be under any duty to examine or pass upon the validity, effectiveness, enforceability, perfection or genuineness of the Loan Documents or any instrument, document or communication furnished pursuant thereto or in connection therewith, and the Administrative Agent shall be entitled to assume that the same are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be. The Administrative Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request or direction of the Required Lenders (or, when expressly required by a Loan Document, all the Lenders), and such request or direction and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

    10.5. Notice of Default
          -----------------

          The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received written notice thereof from a Lender or the Borrower. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall promptly give notice thereof to the Lenders, the Letter of Credit Issuer and the Borrower. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be directed by the Required Lenders, provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem to be in the best interests of the Lenders.

    10.6. Non-Reliance on Administrative Agent and Other Lenders
          ------------------------------------------------------

          Each Lender expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter, including any review of the affairs of any Credit Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own evaluation of and investigation into the business, operations, Property, financial and other condition and creditworthiness of the Credit Parties and made its own decision to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, evaluations and decisions in taking or not taking action under any Loan Document, and to make such investigation as it deems necessary to inform itself as to the business, operations, Property, financial and other condition and creditworthiness of the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, Property, financial and other condition or creditworthiness of the Credit Parties that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

    10.7. Indemnification
          ---------------

          Each Lender agrees to indemnify and reimburse the Administrative Agent in its capacity as such (to the extent not promptly reimbursed by the Borrower and without limiting the obligation of any Credit Party to do so), according to its Commitment Percentage, from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever, including, without limitation, any amounts paid to the Lenders (through the Administrative Agent) by the Borrower pursuant to the terms of the Loan Documents that are subsequently rescinded or avoided or must otherwise be restored or returned, that may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other documents contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the gross negligence or willful misconduct of the Administrative Agent. The agreements in this Section shall survive the payment of all amounts payable under the Loan Documents.

    10.8. Administrative Agent in Its Individual Capacity
          -----------------------------------------------

          BNY and its respective affiliates may make loans to, accept deposits from, issue letters of credit for the account of, and generally engage in any kind of business with, any Credit Party as though BNY were not Administrative Agent hereunder. With respect to the Commitment made or renewed by BNY and the Notes issued to BNY, BNY shall have the same rights and powers under the Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall in each case include BNY.

    10.9. Successor Administrative Agent
          ------------------------------

          If at any time the Administrative Agent deems it advisable, in its sole discretion, it may submit to each of the Lenders a written notice of its resignation as Administrative Agent under the Loan Documents, such resignation to be effective upon the earlier of (i) the written acceptance of the duties of the Administrative Agent under the Loan Documents by a successor

Administrative Agent and (ii) on the 30th day after the date of such notice. Upon any such resignation, the Required Lenders shall have the right to appoint from among the Lenders a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and accepted such appointment in writing within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor Administrative Agent shall be a commercial bank organized under the laws of the United States or any State thereof and having a combined capital, surplus, and undivided profits of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent's rights, powers, privileges and duties as Administrative Agent under the Loan Documents shall be terminated. The Borrower and the Lenders shall execute such documents as shall be necessary to effect such appointment. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of the Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents. If at any time there shall not be a duly appointed and acting Administrative Agent, the Borrower agrees to make each payment due under the Loan Documents directly to the Persons entitled thereto during such time.

    10.10. Appointment of Collateral Agent
           -------------------------------

           Each Lender hereby authorizes the Administrative Agent to enter into the Intercreditor Agreement on behalf of and for the benefit of that Lender and agrees to be bound by the terms of the Intercreditor Agreement. Each Lender hereby authorizes the Collateral Agent to enter into the Collateral Documents and the Intercreditor Agreement and to accept the Subsidiary Guaranty and to take all action contemplated by the Intercreditor Agreement, the Collateral Documents, and Subsidiary Guaranty. Each Lender agrees that no Lender shall have any right individually to seek or to enforce the Subsidiary Guaranty or to realize upon the security granted by any Collateral Document, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Lenders and the parties to the Intercreditor Agreement upon the terms of the Subsidiary Guaranty, the Collateral Documents and the Intercreditor Agreement.

    10.11. The Co-Arrangers
           ----------------

          The Co-Arrangers shall have no duties or obligations under the Loan Documents in their capacity as Co-Arrangers. The Co-Arrangers, in their capacity as Co-Arrangers, shall have the same rights, protections, immunities and indemnities as the Administrative Agent.

    10.12. The Syndication Agent
           ---------------------

          The Syndication Agent shall have no duties or obligations under the Loan Documents in its capacity as Syndication Agent. The Syndication Agent, in its capacity as

Syndication Agent, shall have the same rights, protections, immunities and indemnities as the Administrative Agent.

    10.13. The Documentation Agent
           -----------------------

           The Documentation Agent shall have no duties or obligations under the Loan Documents in its capacity as Documentation Agent. The Documentation Agent, in its capacity as Documentation Agent, shall have the same rights, protections, immunities and indemnities as the Administrative Agent.

11. OTHER PROVISIONS
    -----------------

    11.1.  Amendments and Waivers
           ----------------------

           With the written consent of the Required Lenders, the Administrative Agent and the appropriate Credit Parties may, from time to time, enter into written amendments, supplements or modifications of this Agreement, the Notes and the Intercreditor Agreement and, with the consent of the Required Lenders, the Administrative Agent on behalf of the Lenders may execute and deliver to any such parties a written instrument waiving or a consent to a departure from, on such terms and conditions as the Administrative Agent may specify in such instrument, any of the requirements of this Agreement, the Notes and the Intercreditor Agreement or any Default or Event of Default and its consequences; provided that:

           (a) no such amendment, supplement, modification, waiver or consent shall, without the consent of all of the Lenders, (i) increase the Commitment of any Lender or the Aggregate Revolving Credit Commitments or the maximum amount of allowable Aggregate Alternate Currency Exposure, (ii) extend the Maturity Date; (iii) decrease the rate, or extend the time of payment, of the Commitment Fee or the Letter of Credit Fee or of interest on, or change or forgive the principal amount of, or change the pro rata allocation of payments under, any Note, (iv) except as provided in Section 11.1(e), release or discharge any Credit Party or release any Collateral, (v) change the provisions of Sections 2.12, 2.14, 2.15, 2.16, 2.18, 2.22, 11.1 or 11.7(a), (vi) change the definition of Required Lenders, (vii) change the several nature of the obligations of the Lenders, (viii) extend the date or decrease the amount of any required Commitment reduction pursuant to Section 2.6(b), (ix) add any new currency to the definition of Currencies, or (x) add any new borrower under this Agreement; and

           (b) without the written consent of the Letter of Credit Issuer, no such amendment, supplement, modification or waiver shall change the amount or the time of payment of the Letter of Credit Fee or the LC Fronting Fee or change any other term or provision that relates to the Letters of Credit; and

           (c) without the written consent of the Swing Line Lender, no such amendment, supplement, modification or waiver shall change the Swing Line Commitment or change any other term or provision that relates to the Swing Line Commitment or the Swing Line Loans; and

          (d) without the written consent of the Administrative Agent, no such amendment, supplement, modification or waiver shall amend, modify or waive any provision of Section 10 or otherwise change any of the rights or obligations of the Administrative Agent hereunder or under the other Loan Documents; and

          (e) notwithstanding anything to the contrary contained in this Section 11.1, (i) the Collateral Documents, the Intercreditor Agreement and the Subsidiary Guaranty may only be amended in accordance with the terms thereof and of the Intercreditor Agreement, and (ii) the Collateral Agent may, at any time and from time to time without the consent of any one or more of the Lenders, (A) release all or any of the obligations of any one or more Subsidiaries under the Collateral Documents in connection with a disposition of such Subsidiary as permitted by Section 8.3 or 8.7, and (B) release any Collateral or any security interest therein in connection with any release specifically provided for in the Collateral Documents.

          Any such amendment, supplement, modification or waiver shall apply equally to each of the Lenders and shall be binding upon the parties to the applicable Loan Document, the Lenders, the Letter of Credit Issuer, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the parties to the applicable Loan Document, the Lenders, the Letter of Credit Issuer and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Notes and other Loan Documents to the extent provided for in such waiver, and any Default or Event of Default waived shall not extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. The Loan Documents may not be amended orally or by any course of conduct.

    11.2. Notices
          -------

          All notices, requests and demands to or upon the respective parties to the Loan Documents to be effective shall be in writing and, unless otherwise expressly provided therein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, first-class postage prepaid, or, in the case of notice by fax, when sent, addressed as follows in the case of the Borrower or the Administrative Agent, at the Domestic Lending Office, in the case of each Lender, and to the address of a Credit Party set forth in a Loan Document, or to such other addresses as to which the Administrative Agent may be hereafter notified by the respective parties thereto or any future holders of the Notes:

          The Borrower:

          Total Renal Care Holdings, Inc.
          21250 Hawthorne Blvd., Suite 800
          Torrance, CA 90503-5517
          Attention:  Richard Whitney,

                      Chief Financial Officer
          Telephone:  (310) 750-2135
          Fax:        (310) 792-9281

          The Administrative Agent:

          The Bank of New York
          One Wall Street
          Agency Function Administration
          18th Floor
          New York, New York 10286
          Attention:  Kalyani Bose
          Telephone:  (212) 635-4693
          Fax:        (212) 635-6365 or 6366 or 6367

          with a copy to:

          The Bank of New York
          10990 Wilshire Blvd., Suite 1125
          Los Angeles, California 90024
          Attention:  Rebecca K. Levine
                      Vice President
          Telephone:  (310) 996-8659
          Fax:        (310) 996-8667


except that any notice, request or demand by the Borrower to or upon the Administrative Agent or the Lenders pursuant to Sections 2.5, 2.6, 2.7, 2.9 or
2.19 shall not be effective until received. Any party to a Loan Document may rely on signatures of the parties thereto that are transmitted by fax or other electronic means as fully as if originally signed.

    11.3. No Waiver; Cumulative Remedies
          ------------------------------

          No failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Letter of Credit Issuer or any Lender, any right, remedy, power or privilege under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges under the Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

    11.4. Survival of Representations and Warranties
          ------------------------------------------

          All representations and warranties made under the Loan Documents and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall survive the execution and delivery of the Loan Documents.

    11.5. Payment of Expenses and Taxes
          -----------------------------

          The Borrower agrees, promptly upon presentation of a statement or invoice therefor, and whether any Loan is made (i) to pay or reimburse the Administrative Agent, the Documentation Agent, the Syndication Agent and the Co-Arrangers for all their out-of-pocket costs and expenses reasonably incurred in connection with the development, preparation and execution of the Loan Documents and any amendment, supplement or modification thereto (whether or not executed), any documents prepared in connection therewith and the consummation of the transactions contemplated thereby, including, without limitation, the reasonable fees and disbursements of Special Counsel, (ii) to pay or reimburse the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Arrangers, the Letter of Credit Issuer, and the Lenders for all of their respective costs and expenses, including, without limitation, reasonable fees and disbursements of counsel (including allocated costs of internal counsel), incurred in connection with (A) any Default or Event of Default and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or "work-out" (whether consummated or not) of the obligations of the Credit Parties under any of the Loan Documents and (B) the enforcement of this Section, (iii) to pay, indemnify, and hold the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Arrangers, the Letter of Credit Issuer and each Lender harmless from and against, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Loan Documents and any such other documents, and (iv) to pay, indemnify and hold the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Arrangers, the Letter of Credit Issuer and each Lender, and each of their respective officers, directors and employees, harmless from and against any and all other liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, reasonable counsel fees and disbursements) with respect to the enforcement and performance of the Loan Documents, the use of the proceeds of the Loans and the enforcement and performance of the provisions of any subordination agreement in favor of the Administrative Agent and the Lenders (all the foregoing, collectively, the "indemnified liabilities") and, if and to
                                       -----------------------
the extent that the foregoing indemnity may be unenforceable for any reason, the Borrower agrees to make the maximum payment permitted or not prohibited under applicable law; provided, however, that the Borrower shall have no obligation hereunder to pay indemnified liabilities to the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Arrangers, the Letter of Credit

Issuer or any Lender to the extent arising from such indemnified party's gross negligence or willful misconduct or claims between one indemnified party and another indemnified party. The agreements in this Section shall survive the termination of the Aggregate Revolving Credit Commitments and the Swing Line Commitment and the payment of all amounts payable under the Loan Documents.

    11.6. Lending Offices
          ---------------
          (a) Each Lender shall have the right at any time and from time to time to transfer its Letter of Credit Exposure or Loans, as the case may be, to a different office, provided that it shall promptly notify the Administrative Agent and the Borrower of any such change of office. Such office shall thereupon become, with respect to its Loans, its Lender's Domestic Lending Office or Eurodollar Lending Office, as the case may be, provided, however, that it shall not be entitled to receive any greater amount under Sections 2.12, 2.14, 2.15,
2.18 or 2.22 as a result of any such transfer to a different office than it would be entitled to immediately prior thereto unless (i) such claim would have arisen even if such transfer had not occurred, (ii) such transfer was made pursuant to subsection (b) below, or (iii) such claims arose as a result of a change of law after such transfer.

          (b) The Letter of Credit Issuer and each Lender agrees that, upon the occurrence of any event giving rise to any increased cost or indemnity under Sections 2.12, 2.14, 2.15, 2.18 or 2.22 with respect to the Letter of Credit Issuer or such Lender, as the case may be, it will, if requested by the Borrower, use reasonable efforts (subject to its overall policy considerations) to designate another office for any part of its Letter of Credit Exposure or Loans affected by such event, provided that such designation is made on such terms that the Letter of Credit Issuer or such Lender, as the case may be, and its office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section.

    11.7. Assignments and Participations
          ------------------------------

          (a) The Loan Documents shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Letter of Credit Issuer, the Administrative Agent, all future holders of the Notes and their respective successors and assigns, except that no Credit Party may assign, delegate or transfer any of its rights or obligations under the Loan Documents without the prior written consent of the Administrative Agent, the Letter of Credit Issuer and each Lender.

          (b) Each Lender shall have the right at any time, upon written notice to the Administrative Agent of its intent to do so and the payment of a fee (the "Assignment Fee") of $3,500 to the Administrative Agent by the assigning or
 --------------
assignee Lender, to sell, assign, transfer or negotiate all or any part of such Lender's rights and obligations under the Loan Documents (i) to one or more of the other Lenders, (ii) with the prior written consent of the Swing Line Lender and the Letter of Credit Issuer (which consents shall not be unreasonably withheld or delayed), to one or more of its affiliates or Approved Funds or the affiliates or Approved Funds of one or more of the other Lenders, or (iii) with the prior written consent of the Borrower, the Administrative Agent, the Swing Line Lender and the Letter of Credit Issuer (which consents shall not be unreasonably withheld or delayed, or with respect to the Borrower, required during the continuance of an Event of Default), to any other bank, insurance company, pension fund, mutual fund or other financial institution or fund, which in the normal course of its business, purchases loans such as the Loans, provided that each such sale, assignment, transfer or negotiation (other than sales, assignments, transfers or negotiations (x) to affiliates of such Lender or (y) of a Lender's entire interest) shall be in a minimum amount of $2,000,000. For each assignment, the parties to such assignment shall execute and deliver to the Administrative Agent for its acceptance an Assignment and Acceptance Agreement which the Administrative Agent shall record in a register (the "Register") maintained by
                                                      --------
the Administrative Agent on behalf of the Borrower, for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time and the registered owners of the Obligation(s) evidenced by the Note(s). The entries in the Register shall be presumptively correct absent manifest error. No assignment shall be effective for purposes of this Agreement until it has been recorded in the Register as provided above. Upon such execution, delivery, acceptance and recording by the Administrative Agent, from and after the effective date specified in such Assignment and Acceptance Agreement, the assignee thereunder, if not already a Lender, shall be a party hereto and, to the extent provided in such Assignment and Acceptance Agreement, the assignor Lender thereunder shall be released from its obligations under the Loan Documents. The Borrower agrees upon written request of the Administrative Agent and at the Borrower's expense to execute and deliver (i) to such assignee, as applicable, a Revolving Tranche Note or a Term Tranche Note, dated the date of the assignor's applicable Revolving Credit Note subject to such Assignment and Acceptance Agreement, in an aggregate principal amount equal to the applicable Loans assigned to, and Commitments assumed by, such assignee and (ii) to such assignor Lender, as applicable, a Revolving Tranche Note or a Term Tranche Note, dated the date of the assignor's applicable Revolving Credit Note subject to such Assignment and Acceptance Agreement, in an aggregate principal amount equal to the balance of such assignor Lender's applicable Loans and Commitments, if any, and each assignor Lender shall cancel and return to the Borrower its existing applicable Revolving Credit Note. Upon any such sale, assignment or other transfer, the Commitments and the Commitment Percentages set forth in Exhibit A shall be adjusted accordingly by the Administrative Agent.

          (c) Each Lender may grant participations in all or any part of its Loans, its Note, its Letter of Credit Exposure and its Commitment to one or more banks, insurance companies, financial institutions, pension funds, mutual funds or funds which in the normal course of business purchase loans such as the Loans, provided that (i) such Lender's obligations under the Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties to the Loan Documents for the performance of such obligations,
(iii) the Borrower, the Administrative Agent, the Letter of Credit Issuer and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents and (iv) the voting rights of any holder of any participation shall be limited to decisions that require the consent of all Lenders as set forth in

Section 11.1(a). The Borrower acknowledges and agrees that any such participant shall for purposes of Sections 2.12, 2.14, 2.15, 2.18 and 2.22 be deemed to be a "Lender"; provided, however, the Borrower shall not, at any time, be obligated to pay any participant in any interest of any Lender hereunder any sum in excess of the sum that the Borrower would have been obligated to pay to such Lender in respect of such interest had such Lender not sold such participation.

          (d) If any (i) assignment is made pursuant to subsection (b) above or
(ii) participation is granted pursuant to subsection (c) above to any Person that is not a U.S. Person, such Person shall furnish such certificates, documents or other evidence to the Borrower and the Administrative Agent, in the case of clause (i), and to the Borrower and the Lender that sold such participation, in the case of clause (ii), as shall be required by Section 2.12(e).

          (e) No Lender shall, as between and among the Borrower, the Administrative Agent, the Documentation Agent, the Syndication Agent, the Swing Line Lender, the Letter of Credit Issuer and such Lender, be relieved of any of its obligations under the Loan Documents as a result of any sale, assignment, transfer or negotiation of, or granting of participations in, all or any part of its Loans, its Letter of Credit Exposure, its Commitment or its Notes, except that a Lender shall be relieved of its obligations to the extent of any such sale, assignment, transfer, or negotiation of all or any part of its Loans, its Letter of Credit Exposure, its Commitment or its Notes pursuant to subsection
(b) above.

          (f) Notwithstanding anything to the contrary contained in this Section, any Lender may at any time or from time to time assign or pledge all or any portion of its rights under the Loan Documents to (i) a Federal Reserve Bank or (ii) if such Lender is a fund which in the normal course of its business purchases loans such as the Loans, to its lenders or a trustee under an indenture for the benefit of its creditors, to secure such fund's obligations, provided that any such assignment or pledge shall not release such assignor from its obligations thereunder.

          (g) In the event that the Borrower shall request that Lenders enter into any amendment, modification, consent or waiver with respect to this Agreement or any other Loan Document, which amendment, modification, consent or waiver cannot become effective without the consent of each Lender, and any Lender elects not to enter into such amendment, modification, consent or waiver (each such Lender being a "Dissenting Lender"), then the Borrower shall have the
                           -----------------
right upon 10 days' written notice to the Administrative Agent and such Dissenting Lender, to require each such Dissenting Lender to assign 100% of its Revolving Credit Loans, Revolving Credit Notes and Revolving Credit Commitment at par to any Lender or any other financial institution which satisfies the requirements of Section 11.7(b) and has been consented to by the Administrative Agent, the Swing Line Lender and the Letter of Credit Issuer (which consents shall not be unreasonably withheld or delayed), in each case that agrees, in its sole discretion, to assume such Revolving Credit Loans, Revolving Credit Notes and Revolving Credit Commitment. Each such assignment shall be made pursuant to an Assignment and Acceptance Agreement and shall comply with the other terms of this Section 11.7. The

Borrower shall pay to such Dissenting Lender, concurrently with the effectiveness of such assignment, any amounts payable under Section 2.15 that would have been payable if the Borrower had voluntarily prepaid such Revolving Credit Loans. The Dissenting Lender shall not be required to pay the Assignment Fee.

    11.8. Counterparts; Effectiveness
          ---------------------------

          Each Loan Document (other than the Notes) may be executed by one or more of the parties thereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document. It shall not be necessary in making proof of any Loan Document to produce or account for more than one counterpart signed by the party to be charged. A counterpart of any Loan Document or of any amendment, modification, consent or waiver to or of any Loan Document transmitted by fax shall be deemed to be an originally executed counterpart. A set of the copies of the Loan Documents signed by all the parties thereto shall be deposited with each of the Borrower and the Administrative Agent. Any party to a Loan Document may rely upon the signatures of any other party thereto that are transmitted by fax or other electronic means to the same extent as if originally signed. On the Effective Date, at the time of the effectiveness of this Agreement, (i) this Agreement shall amend and restate the Existing Revolving Credit Agreement, (ii) all Revolving Credit Loans (as defined in the Existing Revolving Credit Agreement) outstanding under the Existing Revolving Credit Agreement shall continue as and constitute Revolving Credit Loans for all purposes under this Agreement, (iii) all Swing Line Loans (under and as defined in the Existing Revolving Credit Agreement) shall continue as and constitute Swing Line Loans for all purposes under this Agreement, (iv) all Letters of Credit (under and as defined in the Existing Revolving Credit Agreement) shall continue as and constitute Letters of Credit for all purposes under this Agreement, and (v) all obligations of the Borrower under the Existing Revolving Credit Agreement that have not been paid as of the Effective Date shall become Obligations of the Borrower under this Agreement.

    11.9. Adjustments; Set-off
          --------------------

          (a) If any Lender shall at any time receive any payment of all or any part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9.1 (h) or (i), or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender in respect of such other Lender's Loans, or interest thereon (each a "Benefited Lender"), such Benefited Lender shall purchase for cash from each
   ----------------
of the other Lenders such portion of each such other Lender's Loans, and shall provide each of such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders, provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off, to the extent not prohibited by law) with respect to such portion as fully as if such Lender were the direct holder of such portion.

          (b) In addition to any rights and remedies of the Lenders provided by law, upon the occurrence of an Event of Default and the acceleration of the obligations owing in connection with the Loan Documents, or at any time upon the occurrence and during the continuance of an Event of Default, under Section 9.1(a) or (b), each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by each Credit Party to the extent not prohibited by applicable law, to set-off and apply against any indebtedness, whether matured or unmatured, of such Credit Party to such Lender, any amount owing from such Lender to such Credit Party, at, or at any time after, the happening of any of the above-mentioned events. To the extent not prohibited by applicable law, the aforesaid right of set-off may be exercised by such Lender against such Credit Party or against any trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of such Credit Party, or against anyone else claiming through or against such Credit Party or such trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the making, filing or issuance, or service upon such Lender of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Each Lender agrees promptly to notify the applicable Credit Party and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

    11.10. Construction
           ------------

          Each Credit Party represents that it has been represented by counsel in connection with the Loan Documents and the transactions contemplated thereby and that the principle that agreements are to be construed against the draftsman shall be inapplicable.

    11.11. Indemnity
           ---------

          The Borrower agrees to indemnify and hold harmless the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Arrangers, the Letter of Credit Issuer and each Lender and their respective affiliates, directors, officers, employees, attorneys and agents (each an "Indemnified
                                                               -----------
Person") from and against any loss, cost, liability, damage or expense
------
(including the reasonable fees and disbursements of counsel of such Indemnified Person, including all local counsel hired by any such counsel) incurred by such Indemnified Person in investigating, preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of, any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, that is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact by any Credit Party in any document or schedule executed or filed with any Governmental Authority by or on behalf of any Credit Party; (ii) any omission or alleged omission to state any material fact required to be stated in such document or schedule, or necessary to make the statements made therein, in light of the circumstances under which made, not misleading; (iii) any acts, practices or omissions or alleged acts, practices or omissions of any Credit Party or its agents relating to the use of the proceeds of any or all borrowings made by the Borrower alleged to be in violation of Section 2.17, or in violation of any federal securities law or of any other statute, regulation or other law of any jurisdiction applicable thereto; or (iv) any acquisition or proposed acquisition by any Credit Party of all or a portion of the Stock, or all or a portion of the assets, of any Person whether such Indemnified Person is a party thereto, provided that the Borrower shall have no obligation under this Section to an Indemnified Person with respect to any of the foregoing to the extent any such loss, cost, liability, damage or expense resulted from or arose out of the gross negligence or willful misconduct of such Indemnified Person or arose from claims between one such Indemnified Person and another such Indemnified Person. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to each Indemnified Person under the Loan Documents or at common law or otherwise, and shall survive any termination of the Loan Documents, the expiration of the Commitments and the payment of all indebtedness of the Borrower under the Loan Documents.

    11.12. GOVERNING LAW
           -------------

           THE LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

    11.13. Headings Descriptive
           --------------------

           Section headings have been inserted in the Loan Documents for convenience only and shall not be construed to be a part thereof.

    11.14. Severability
           ------------

           Every provision of the Loan Documents is intended to be severable, and if any term or provision thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

    11.15. Integration
           -----------

           All exhibits to a Loan Document shall be deemed to be a part thereof. Except for agreements between the Administrative Agent and the Borrower with respect to certain fees, the Loan Documents embody the entire agreement and understanding among the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter thereof and supersede all prior agreements and understandings among the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter thereof.

    11.16. Consent to Jurisdiction
           -----------------------

           Each Credit Party hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to the Loan Documents. Each Credit Party hereby irrevocably waives, to the fullest extent permitted or not prohibited by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Each Credit Party hereby agrees that a final judgment in any such suit, action or proceeding brought in such a court, after all appropriate appeals, shall be conclusive and binding upon it.

    11.17. Service of Process
           ------------------

           Each Credit Party hereby agrees that service of process in any such suit, action or proceeding brought in the State of New York may be made upon CT Corporation at its offices at 111 Eighth Avenue, New York, New York 10011 (or any other location in New York City) (the "Process Administrative Agent") and
                                           ----------------------------
each Credit Party hereby irrevocably appoints the Process Administrative Agent its authorized agent to accept such service of process, and agrees that the failure of the Process Administrative Agent to give any notice of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon. Each Credit Party hereby further irrevocably consents to the service of process in any suit, action or proceeding by sending the same by first class mail, return receipt requested or by overnight courier service, to the address of such Credit Party set forth in or referred to in Section 11.2 or in the applicable Loan Document executed by such Credit Party. Each Credit Party hereby agrees that any such service (i) shall be deemed in every respect effective service of process upon it in any such suit, action, or proceeding, and (ii) shall to the fullest extent enforceable by law, be taken and held to be valid personal service upon and personal delivery to it.

    11.18. No Limitation on Service or Suit
           --------------------------------

           Nothing in the Loan Documents or any modification, waiver, consent or amendment thereto shall affect the right of the Administrative Agent, the Letter of Credit Issuer or any Lender to serve process in any manner permitted by law or limit the right of the

Administrative Agent, the Letter of Credit Issuer or any Lender to bring proceedings against any Credit Party in the courts of any jurisdiction or jurisdictions in which such Credit Party may be served.

    11.19. [Intentionally Omitted]

    11.20. WAIVER OF TRIAL BY JURY
           -----------------------

           THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE SYNDICATION AGENT, THE CO-ARRANGERS, THE LENDERS, THE LETTER OF CREDIT ISSUER AND EACH CREDIT PARTY EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREIN. FURTHER, EACH CREDIT PARTY HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE SYNDICATION AGENT, THE CO-ARRANGERS, THE LETTER OF CREDIT ISSUER OR THE LENDERS, OR COUNSEL TO THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE SYNDICATION AGENT, THE CO-ARRANGERS , THE LETTER OF CREDIT ISSUER OR THE LENDERS, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE SYNDICATION AGENT, THE CO-ARRANGERS, THE LETTER OF CREDIT ISSUER OR THE LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. EACH CREDIT PARTY ACKNOWLEDGES THAT THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE SYNDICATION AGENT, THE CO-ARRANGERS, THE LETTER OF CREDIT ISSUER AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, INTER ALIA, THE PROVISIONS OF
                                                   ----- ----
THIS SECTION.

    11.21. Treatment of Confidential Information
           -------------------------------------

           Each of the Administrative Agent, the Syndication Agent, the Documentation Agent and each Lender (each an "Agent/Lender") agrees to use
                                              ------------
reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of the same nature, all non-public information supplied by the Borrower or any Subsidiary pursuant to this Agreement which (i) is clearly identified by such Person as being confidential at the time the same is delivered to such Agent/Lender or (ii) constitutes any financial statement, financial projections or forecasts, budget, compliance certificate, audit report, management letter or accountants' certification delivered hereunder ("Information"), provided that nothing herein shall limit
                      -----------
the disclosure of any Information (a) on a confidential basis, to its Affiliates, agents or other advisors, (b) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, or requested by any regulatory authority, (c) on a confidential basis, to prospective assignees or participants or their Affiliates, agents or other advisors, (d) to auditors or accountants, and any analogous counterpart thereof, (e) to any other Agent/Lender, (f) in connection with any litigation to which any Agent/Lender is a party, (g) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Agreement, (B) becomes available to any Agent/Lender on a non-confidential basis from a source other than the Borrower or any Subsidiary or (C) was available to any Agent/Lender on a non-confidential basis prior to its disclosure to any of them by the Borrower or any Subsidiary; and (h) to the extent the Borrower shall have consented to such disclosure in writing.

    11.22. Designation as Designated Senior Indebtedness
           ---------------------------------------------

           This Agreement, the Subsidiary Guaranty, and all Loans and all other monetary obligations hereunder and thereunder, are hereby expressly designated as "Designated Senior Indebtedness", as that term is defined in the RTC Convertible Subordinated Indenture and in the RTC Convertible Subordinated Guaranty.

    11.23. Waiver of Past Defaults and Events of Default
           ---------------------------------------------

           (a) The Administrative Agent and the Required Lenders hereby waive any Default or Event of Default (under and as defined in the Existing Revolving Credit Agreement) that may exist immediately prior to the effectiveness of this Agreement as a result of any of the following:

               (i) the noncompliance with Sections 7.12, 7.13, 7.15, 8.5(d), 8.5(f) and 8.7(iv) of the Existing Revolving Credit Agreement;

               (ii) the failure to have delivered an accountant's letter with respect to the Borrower's audited consolidated financial statements for the fiscal year ending December 31, 1999 that complied with the requirements of
    Section 7.1(a)(ii) of the Existing Revolving Credit Agreement;

               (iii) the late delivery of an officer's certificate with respect to the Borrower's consolidated financial statements for the fiscal quarter ending March 31, 2000 as required pursuant to Section 7.1(b) of the Existing Revolving Credit Agreement;

               (iv) the late delivery of the Compliance Certificates relating to the fiscal year ending December 31, 1999 and the fiscal quarter ending March 31, 2000 as required pursuant to Section 7.1(c) of the Existing Revolving Credit Agreement;

               (v)   the failure to deliver certain reports required pursuant to
    Section 7.2(k) of the Existing Revolving Credit Agreement;

            (vi) the late delivery of notices of the occurrence and continuance of any Default or Event of Default (as defined in the Existing Revolving Credit Agreement) as required by 7.2(a) of the Existing Revolving Credit
Agreement; and

            (vii) the noncompliance with Section 8.7 of the Existing Revolving Credit Agreement and Paragraph 1(g)(ii) of Amendment No. 5 and Consent, dated as of February 18, 2000, to and under the Existing Revolving Credit Agreement, in each case with respect to the Pharmacy Asset Sale (as defined in such Amendment No. 5 and Consent).

          (b) The Administrative Agent and the Required Lenders hereby waive any Default or Event of Default (under and as defined in the Existing Revolving Credit Agreement) that may exist immediately prior to the effectiveness of this Agreement under Section 9.1(g)(iii) or 9.1(k)(ii) of the Existing Revolving Credit Agreement as a result of any defaults that may have arisen under the Existing Term Loan Agreement (as defined in the Term Loan Facility) that will be waived pursuant to Section 11.23 of the Term Loan Facility.

          (c) The foregoing waivers do not constitute a waiver of any other provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, any of the Loan Documents.

                        TOTAL RENAL CARE HOLDINGS, INC.
             SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT




          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              TOTAL RENAL CARE HOLDINGS, INC.

                              By:
                                     -------------------------


                              Name:
                                     -------------------------

                              Title:
                                     -------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                              THE BANK OF NEW YORK,
                              Individually, as the Letter of Credit Issuer, as the Swing Line Lender and as Administrative Agent


                              By:
                                     -----------------------

                              Name:
                                     -----------------------

                              Title:
                                     -----------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              DLJ CAPITAL FUNDING, INC.,
                              Individually and as Syndication Agent

                              By:
                                     --------------------

                              Name:
                                     --------------------

                              Title:
                                     ---------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                              FIRST UNION NATIONAL BANK,
                              Individually and as Documentation Agent


                              By:
                                     --------------------

                              Name:
                                     ---------------------

                              Title:
                                     ---------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                              ABN AMRO BANK N.V.


                              By:
                                     ----------------------

                              Name:
                                     ----------------------

                              Title:
                                     ----------------------


                              By:
                                     ----------------------

                              Name:
                                     ----------------------

                              Title:
                                     ----------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                              ALLIED IRISH BANKS, P.L.C.,
                              NEW YORK  BRANCH


                              By:
                                     ----------------------

                              Name:
                                     -----------------------

                              Title:
                                     -----------------------


                              By:
                                     -----------------------

                              Name:
                                     ------------------------

                              Title:
                                     ------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                              BANCO ESPIRITO SANTO S.A.,
                              NASSAU BRANCH


                              By:
                                     -------------------------

                              Name:
                                     -------------------------

                              Title:
                                     -------------------------


                              By:
                                     -------------------------

                              Name:
                                     -------------------------

                              Title:
                                     -------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                              BANK LEUMI TRUST USA

                              By:
                                     -------------------------

                              Name:
                                     -------------------------

                              Title:
                                     -------------------------


                              By:
                                     -------------------------

                              Name:
                                     -------------------------

                              Title:
                                     -------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                              THE BANK OF NOVA SCOTIA

                              By:
                                     -------------------------

                              Name:
                                     -------------------------

                              Title:
                                     -------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              BNP PARIBAS,
                              formerly known as Banque Nationale de Paris

                              By:
                                     -------------------------

                              Name:
                                     --------------------------

                              Title:
                                     --------------------------


                              By:
                                     --------------------------

                              Name:
                                     --------------------------

                              Title:
                                     --------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              BHF (USA) CAPITAL CORPORATION

                              By:
                                     --------------------------

                              Name:
                                     --------------------------


                              Title: --------------------------



                              By:
                                     --------------------------

                              Name:
                                     --------------------------

                              Title:
                                     --------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              CITY NATIONAL BANK

                              By:
                                     --------------------------

                              Name:
                                     --------------------------

                              Title:
                                     --------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              CREDIT LYONNAIS NEW YORK BRANCH

                              By:
                                     -------------------------

                              Name:
                                     -------------------------

                              Title:
                                     -------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              BANK AUSTRIA CREDITANSTALT
                              CORPORATE FINANCE, INC.

                              By:
                                     -------------------------

                              Name:
                                     -------------------------

                              Title:
                                     -------------------------


                              By:
                                     -------------------------

                              Name:
                                     -------------------------

                              Title:
                                     -------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCHES

                              By:
                                     --------------------------

                              Name:
                                     --------------------------

                              Title:
                                     ---------------------------


                              By:
                                     ---------------------------

                              Name:
                                     ---------------------------

                              Title:
                                     ---------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              DRESDNER BANK AG, NEW YORK BRANCH AND GRAND CAYMAN BRANCH


                              By:
                                     ---------------------------

                              Name:
                                     ---------------------------

                              Title:
                                     ----------------------------



                              By:
                                     ---------------------------


                              Name:
                                     ---------------------------

                              Title:
                                     ---------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG-- NEW YORK



                              By:
                                      -------------------------

                              Name:
                                     --------------------------

                              Title:
                                     --------------------------




                              By:
                                     ---------------------------

                              Name:
                                     ----------------------------

                              Title:
                                     ----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT




                              FLEET NATIONAL BANK


                              By:
                                      -------------------------

                              Name:
                                      -------------------------

                              Title:
                                      -------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              THE FUJI BANK, LIMITED


                              By:
                                      ------------------------

                              Name:
                                      ------------------------

                              Title:
                                      ------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              GENERAL ELECTRIC CAPITAL CORPORATION




                              By:
                                     ----------------------------

                              Name:
                                     ----------------------------

                              Title:
                                     ----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT




                              HIBERNIA NATIONAL BANK


                              By:
                                     ---------------------------

                              Name:
                                     ---------------------------

                              Title:
                                     ---------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT




                              THE INDUSTRIAL BANK OF JAPAN, LIMITED



                              By:
                                     ----------------------------

                              Name:
                                     ----------------------------

                              Title:
                                     ----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT




                              KBC BANK



                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------



                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              MELLON BANK, N.A.



                              By:
                                     ---------------------------

                              Name:
                                     ---------------------------

                              Title:
                                     ---------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              MICHIGAN NATIONAL BANK


                              By:
                                     ---------------------------

                              Name:
                                     ---------------------------

                              Title:
                                     ---------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              THE MITSUBISHI TRUST AND BANKING CORPORATION



                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              NATIONAL CITY BANK OF KENTUCKY

                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              COOPERATIEVE CENTRALE

                              RAIFFEISEN - BOERENLEENBANK B.A,

                              "RABOBANK NEDERLAND", NEW YORK

                              BRANCH

                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------

                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              ROYAL BANK OF CANADA

                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              THE ROYAL BANK OF SCOTLAND plc

                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              ROYALTON COMPANY

                              By:  Pacific Investment Management Company,
                                   as its Investment Advisor
                              By:  PIMCO Management Inc., a general partner



                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              THE SANWA BANK, LIMITED

                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              SOCIETE GENERALE

                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              STB DELAWARE FUNDING TRUST I

                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              SUNTRUST BANKS, INC.

                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              THE TOKAI BANK, LIMITED

                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              UNION BANK OF CALIFORNIA, N.A.

                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              U.S. BANK NATIONAL ASSOCIATION

                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              WLR RECOVERY FUND L.P. (successor to ROTHSCHILDS RECOVERY FUND, L.P.), by WLR RECOVERY ASSOCIATES LLC as its General Partner


                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
            SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                              FRANKLIN FLOATING RATE TRUST


                              By:
                                     -----------------------------

                              Name:
                                     -----------------------------

                              Title:
                                     -----------------------------